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Notice of 2023 Annual Meeting of Stockholders & Proxy Statement

INTUIT DOME

Intuit Dome

United States

AECOM

Notice of 2023 Annual Meeting of Stockholders & Proxy StatementIntuit Dome United States

Our Purpose Delivering a Better World Our Vision We believe infrastructure creates opportunity for everyone— uplifting communities, improving access and sustaining our planet. By bringing together the best people, ideas and technical expertise, we partner with clients to turn their ambitions into action, and we embrace our core values—Deliver, Collaborate, Innovate, Sustain, Thrive and Safeguard—in everything we do.

AECOM—2022 Annual Report

Monday
3/18/13 12:51 PM
Exit Farmdale Av/
Exposition Bl

Our Values

Safeguard
We operate ethically and with integrity, while prioritizing safety and security in all that we do.

AECOM—2023 Proxy Statement 1

Our Values We grow our business through relentless client focus, operational excellence and exceptional project execution. Deliver Collaborate Innovate We connect unrivaled expertise from around the world to anticipate and solve our clients’ most pressing challenges. We think without limits and embrace new ideas, shaping digital solutions to help clients address current and future challenges. Sustain Thrive Safeguard We take action to make a positive impact on the planet, enrich the communities we touch and build legacies for future generations. We build diverse teams, create an inclusive workplace and provide opportunities where each one of our people can reach their full potential. We operate ethically and with integrity, while prioritizing

AECOM

"We delivered another year of strong performance, furthered our competitive advantages and won transformational projects that expand the earnings potential of the business, all while investing in our employees more than ever before."

Troy Rudd, Chief Executive Officer

Dear Stockholders:

Fiscal 2022 was a transformational year for AECOM. Our success is a reflection of the strength of our employees, and I want to thank them for their unwavering dedication to our clients and to our purpose of *delivering a better world.* As ever, our teams remain our greatest asset. Their ingenuity, technical excellence and agility continue to differentiate us as the leader in our industry.

I am extremely proud of where our organization stands today. Our consistently strong performance is expanding our competitive advantage and the long-term earnings power of the business to deliver growth into the future.

- Our financial results extended our track record of delivering on all our targets for the year. We also produced another year of industry-leading margins and cash flow, while investing in our growth and our professionals. We delivered record wins in the design business and, with a near record backlog, we are positioned for continued growth.
- Through the implementation of our strategy, we are prioritizing our time and capital on the highest returning opportunities, winning what matters, and expanding our addressable market. We are seeing the success of this strategy through several marquee wins, including our appointment as program manager for the California High-Speed Rail and our multi-year NAVFAC Atlantic contract by the U.S. Navy.
- As a result of our strong performance, we are able to invest in our employees through our enhanced 2023 U.S. healthcare and well-being benefits that will set a new standard in the industry and reduce the financial burden on our professionals. In addition, we are driving global collaboration via our Technical Practice Network to create—and deliver—the best solutions for our clients' challenges, and are strengthening our professional development programs to further foster talent and build strong careers.
- We furthered our commitment to expanding the breadth and impact of our Digital AECOM capabilities, a key element of our strategy. These efforts include launching our PlanEngage™ product on Microsoft's Azure marketplace, releasing PlanSpend™ Fund Navigator to help our U.S. clients meet rigorous Infrastructure Investment and Jobs Act (IIJA) grant requirements, and accelerating water inspections and enhancing defect detection through our PipeInsights™ product. In partnership with our collaborative delivery centers that provide access to our global talent pool, our investment in digital is changing how our professionals engage with clients and creating new ways of delivering and solving the world's most challenging problems.
- We also extended our leadership position in ESG through our *Sustainable Legacies* strategy, including launching our ESG Advisory practice built around addressing our clients' climate, sustainability and resilience priorities. We became one of the first companies globally to set new and more rigorous net zero targets approved by the Science-Based Targets initiative, and implemented our new global Social Value policy and annually-required ESG training program.

I am proud of all we accomplished in fiscal 2022, and am confident in the strength of our business going forward. We are committed to the success of our professionals, of our clients, and of the communities we serve, and to delivering strong shareholder value. As such, we continued to deliver on our returns-focused capital allocation policy during the year. This included returning nearly $500 million of capital to our shareholders through share repurchases and dividends. In addition, we recently announced a 20% increase to our quarterly dividend program, and we remain committed to increasing our per share dividend on a double-digit basis annually.

As we look ahead, we are well-positioned to capitalize on three secular growth drivers that will reshape the future of infrastructure over the coming decades. These include the global infrastructure renaissance, continued investments in sustainability and resilience initiatives, and supply chain and resource adaptation to a post-COVID normal. We are ranked number one by ENR in many of these markets, including transportation design, facilities design, green design, environmental engineering and we hold several leadership positions in the water sector.

Troy Rudd
Chief Executive Officer

AECOM—2023 Proxy Statement 3

Dear Stockholders:Fiscal 2022 was a transformational year for AECOM. Our successLV D UHHFWLRQ RI WKH VWUHQJWK RI RXU HPSOR\HHV, DQG , ZDQW WR WKDQNthem for their unwavering dedication to our clients and to our purpose of delivering a better world. As ever, our teams remain our greatest asset. Their ingenuity, technical excellence and agility FRQWLQXH WR GLHUHQWLDWH XV DV WKH OHDGHU LQ RXU LQGXVWU\., DP H[WUHPHO\ SURXG RI ZKHUH RXU RUJDQL]DWLRQ VWDQGV WRGD\. 2XUconsistently strong performance is expanding our competitive advantage and the long-term earnings power of the business to deliver growth into the future.With our teams collaborating and innovating more than ever before, we achieved numerous milestones throughout the year, including the following highlights:•2XU QDQFLDO UHVXOWV H[WHQGHG RXU WUDFN UHFRUG RI GHOLYHULQJ RQ DOO our targets for the year. We also produced another year of industry- OHDGLQJ PDUJLQV DQG FDVK RZ, ZKLOH LQYHVWLQJ LQ RXU JURZWK DQG RXU professionals. We delivered record wins in the design business and, with a near record backlog, we are positioned for continued growth.•Through the implementation of our strategy, we are prioritizing our time and capital on the highest returning opportunities, winning what matters, and expanding our addressable market. We are seeing the success of this strategy through several marquee wins including our appointment as program manager for the California High-Speed Rail and our multi-year NAVFAC Atlantic contract by the U.S. Navy.•As a result of our strong performance, we are able to invest in our employees through our enhanced 2023 U.S. healthcare and well- EHLQJ EHQHWV WKDW ZLOO VHW D QHZ VWDQGDUG LQ WKH LQGXVWU\ DQG UHGXFH WKH QDQFLDO EXUGHQ RQ RXU SURIHVVLRQDOV. ,Q DGGLWLRQ, ZH DUH GULYLQJ global collaboration via our Technical Practice Network to create— and deliver—the best solutions for our clients’ challenges, and are strengthening our professional development programs to further foster talent and build strong careers.•We furthered our commitment to expanding the breadth and impact of our Digital AECOM capabilities, a key element of our VWUDWHJ\. 7KHVH HRUWV LQFOXGH ODXQFKLQJ RXU 3ODQ(QJDJHv SURGXFW RQ 0LFURVRIWoV $]XUH PDUNHWSODFH, UHOHDVLQJ 3ODQ6SHQGv )XQG 1DYLJDWRU WR KHOS RXU 8.6. FOLHQWV PHHW ULJRURXV ,QIUDVWUXFWXUH,QYHVWPHQW DQG -REV $FW (,,-$) JUDQW UHTXLUHPHQWV, DQG DFFHOHUDWLQJwater inspections and enhancing defect detection through our 3LSH,QVLJKWV SURGXFW. ,Q SDUWQHUVKLS ZLWK RXU FROODERUDWLYH GHOLYHU\centers that provide access to our global talent pool, our investment in digital is changing how our professionals engage with clientsand creating new ways of delivering and solving the world’s most challenging problems.•We also extended our leadership position in ESG through our Sustainable Legacies strategy, including launching our ESG Advisory practice built around addressing our clients’ climate, sustainability DQG UHVLOLHQFH SULRULWLHV. :H EHFDPH RQH RI WKH UVW FRPSDQLHV globally to set new and more rigorous net zero targets approved by the Science-Based Targets initiative, and implemented our new global Social Value policy and annually-required ESG training program., DP SURXG RI DOO ZH DFFRPSOLVKHG LQ VFDO 2022, DQG DP FRQGHQWin the strength of our business going forward. We are committed to the success of our professionals, of our clients, and of the communities we serve, and to delivering strong shareholder value. As such, we continued to deliver on our returns-focused capital allocation policy during the year. This included returning nearly $500 million of capital to our shareholders through share UHSXUFKDVHV DQG GLYLGHQGV. ,Q DGGLWLRQ, ZH UHFHQWO\ DQQRXQFHGa 20% increase to our quarterly dividend program, and remain committed to double-digit increase in per share dividend annually .As we look ahead, we are well-positioned to capitalize on three secular growth drivers that will reshape the future of infrastructure over the coming decades. These include the global infrastructure renaissance, continued investments in sustainability and resilience initiatives, and supply chain and resource adaptation to a post- &29,' QRUPDO. :H DUH UDQNHG QXPEHU RQH E\ (15 LQ PDQ\ RI WKHVHmarkets including transportation design, facilities design, green design, environmental engineering and hold several leadership positions in the water sector.This is a very exciting time to be at AECOM. We thank you for your continued support and look forward to a bright year ahead.Troy Rudd&KLHI ([HFXWLYH 2FHU

Our Think and Act Globally Strategy We are at our best when we think and act globally. Launched in 2020, our strategy integrates four key pillars focused on developing our people and teams’ expertise and impact on each of our projects around the world, deepening our client relationships, transforming the way we deliver our work globally through technology and digital platforms, and enhancing our position as a leading Environmental, Social & Governance (ESG) company. The advancement of this strategy has set us up for continued growth, while setting new standards for excellence in our industry.

Invest in
our people
Transform
how we work
Extend client
relationships
Lead in ESG

Invest in Our People

We are making AECOM the best place to be in our industry — a place where you are welcomed, trusted and empowered to solve our clients' most complex challenges.

Transform How We Work

We are using technology to design more flexible ways of working, and to further enable digital project delivery that improves the client experience and increases efficiency.

Extend Client Relationships

We are driving growth in our core and emerging markets by leveraging our global talent and unrivaled technical expertise to nurture long-term client relationships.

Lead in ESG

We are leading the change toward a more sustainable and equitable future through our own operational commitments, and by helping our clients.

AECOM—2023 Proxy Statement 5

Our ability to deliver excellence and a high level of service to our clients requires attracting and retaining the industry's best, diverse talent. We've made significant investments to support the learning and development of our people so they can build their skills and rewarding careers with us, provide competitive pay and benefits so they can make the best choices for themselves and their families, and are building a culture of flexibility, trust and performance so they can be at their best.

Significant investments in U.S. healthcare benefits

We proudly took a lead position in our industry with our comprehensive healthcare benefits and well-being programs in the U.S. by making a significant investment in our healthcare benefits for our people. We prioritized bringing down costs for those who need it most and cut our employees' monthly premiums by up to 80% depending on the choice of plan.

Even with U.S. healthcare costs continuing to rise significantly, our employees' premiums were reduced across all medical plans—meaning more money in their wallets to make the best choices for themselves and their families.

Building a culture of flexibility, trust and performance through *Freedom to Grow*

Freedom to Grow is our work-life balance framework designed to support the flexibility our people need to thrive and deliver their best for their team and clients. Employees and managers work together to evaluate work schedules and locations to align on a flexible work arrangement that includes three days a week in an AECOM office or client site—one which prioritizes client and team responsibilities while supporting individual needs.

We further expanded this framework to include our new Flexible Time Off policy for eligible employees in the U.S. and Canada. We eliminated time off limitations and are ensuring our people have the flexibility and opportunity to take time off to support their needs and well-being throughout the year.

Unlike any firm in our industry, flexibility at AECOM goes far beyond just when and where we work. We consider our holistic experience, respecting diversity in work, communication and thinking styles, and what makes each of our employees unique.

Freedom to Grow

Our Freedom to Grow framework empowers employees with the work-life flexibility they need to focus on their team, deliver for their clients and prioritize what matters most.

6

We are continuing to make AECOM the best place to be for the most talented in our industry. Our approximately 50,000 employees are trusted and empowered to reach their full potential.Our ability to deliver excellence and a high level of service to our clients requires attracting and retaining the industry’s best,GLYHUVH WDOHQW :HoYH PDGH VLJQLFDQW LQYHVWPHQWV WR VXSSRUW WKH OHDUQLQJ DQG GHYHORSPHQW RI RXU SHRSOH VR WKH\ FDQEXLOG WKHLU VNLOOV DQG UHZDUGLQJ FDUHHUV ZLWK XV SURYLGH FRPSHWLWLYH SD\ DQG EHQHWV VR WKH\ FDQ PDNH WKH EHVW FKRLFHV IRUWKHPVHOYHV DQG WKHLU IDPLOLHV DQG DUH EXLOGLQJ D FXOWXUH RI H[LELOLW\ WUXVW DQG SHUIRUPDQFH VR WKH\ FDQ EH DW WKHLU EHVW 6LJQLFDQW LQYHVWPHQWV LQ 8 6 KHDOWKFDUH EHQHWVWe proudly took a lead position in our industry with ourFRPSUHKHQVLYH KHDOWKFDUH EHQHWV DQG ZHOO EHLQJ SURJUDPV LQ WKH 8 6 E\ PDNLQJ D VLJQLFDQW LQYHVWPHQW LQ RXU KHDOWKFDUH EHQHWVIRU RXU SHRSOH :H SULRULWL]HG EULQJLQJ GRZQ FRVWV IRU those who need it most and cut our employees’ monthly premiums by up to 80% depending on the choice of plan.(YHQ ZLWK 8 6 KHDOWKFDUH FRVWV FRQWLQXLQJ WR ULVH VLJQLFDQWO\ RXU employees’ premiums were reduced across all medical plans— meaning more money in their wallets to make the best choices for themselves and their families. %XLOGLQJ D FXOWXUH RI H[LELOLW\ WUXVW DQG performance through Freedom to GrowFreedom to Grow is our work-life balance framework designed toVXSSRUW WKH H[LELOLW\ RXU SHRSOH QHHG WR WKULYH DQG GHOLYHU WKHLU best for their team and clients. Employees and managers work together to evaluate work schedules and locations to align on aH[LEOH ZRUN DUUDQJHPHQW WKDW LQFOXGHV WKUHH GD\V D ZHHN LQ DQ $(&20 RFH RU FOLHQW VLWH RQH ZKLFK SULRULWL]HV FOLHQW DQG WHDP responsibilities while supporting individual needs.We further expanded this framework to include our new Flexible7LPH 2 SROLF\ IRU HOLJLEOH HPSOR\HHV LQ WKH 8 6 DQG &DQDGD :H HOLPLQDWHG WLPH R OLPLWDWLRQV DQG DUH HQVXULQJ RXU SHRSOH KDYH WKH H[LELOLW\ DQG RSSRUWXQLW\ WR WDNH WLPH R WR VXSSRUW WKHLU QHHGV and well-being throughout the year.8QOLNH DQ\ UP LQ RXU LQGXVWU\ H[LELOLW\ DW $(&20 JRHV IDU EH\RQG just when and where we work. We consider our holistic experience, respecting diversity in work, communication and thinking styles, and what makes each of our employees unique. Freedom to GrowOur Freedom to Grow framework empowers employees with the work-lifeH[LELOLW\ WKH\ QHHG WR IRFXV RQ WKHLU WHDP GHOLYHU IRU WKHLU FOLHQWV DQG SULRULWL]H what matters most.

Advancing Our Approach to Work Sharing

Fundamental to our Think and Act Globally strategy and digital adoption, EC is AECOM's primary vehicle for work sharing. Operating across geographic boundaries and time zones, EC partners with regional and Global Business Line project teams to provide technical expertise, accelerate delivery and keep AECOM competitive in the industry. With offices in seven countries, and a team of over 2,000 technical professionals, EC delivers high-quality specialist services that help fill capability gaps, resourcing needs and technical constraints on projects of all scopes.

Harnessing digital tools that enable remote collaboration, EC has extended its service offerings to support regional project teams in more complex engagements and to supplement project staff—where and when it's needed the most.

EC also established the Rail Systems Capability Center to better support the delivery of global transit projects, and the Digital Adoption Hub (DAH), a cross-regional team helping to strengthen our core engineering and design offering through the adoption of global digital solutions. With a team of over 100 multidisciplinary professionals working from most of AECOM's regions, the DAH is driving the adoption of global digital solutions in our core design and engineering business to improve quality, and automate and streamline workflows and data-driven decision making.

AECOM—2023 Proxy Statement 7

Advancing Our Approach to Work Sharing,Q VFDO ZH PDGH VLJQLFDQW SURJUHVV LQ EUHDNLQJ GRZQ organizational silos and solving operational challenges, making us even more agile and competitive in the market. We brought together our global expertise to align with project demand, addressing acute talent and skill shortages by helping project managers and leaders access available talent across our regions and within Enterprise&DSDELOLWLHV (&Fundamental to our Think and Act Globally strategy and digital adoption, EC is AECOM’s primary vehicle for work sharing. Operating across geographic boundaries and time zones, EC partners with regional and Global Business Line project teams to provide technical expertise, accelerate delivery and keep AECOM competitive inWKH LQGXVWU\ :LWK RFHV LQ VHYHQ FRXQWULHV DQG D WHDP RI RYHU2,000 technical professionals, EC delivers high-quality specialistVHUYLFHV WKDW KHOS OO FDSDELOLW\ JDSV UHVRXUFLQJ QHHGV DQG WHFKQLFDO constraints on projects of all scopes.Harnessing digital tools that enable remote collaboration, EC hasH[WHQGHG LWV VHUYLFH RHULQJV WR VXSSRUW UHJLRQDO SURMHFW WHDPV LQ PRUH FRPSOH[ HQJDJHPHQWV DQG WR VXSSOHPHQW SURMHFW VWD ZKHUH and when it’s needed the most. From monumental programs such as NEOM in the Middle East to critical transportation infrastructure in the UK, EC teamed with regional project teams to add value to project delivery during every stage of the project lifecycle.EC also established the Rail Systems Capability Center to better support the delivery of global transit projects, and the Digital Adoption+XE '$+ D FURVV UHJLRQDO WHDP KHOSLQJ WR VWUHQJWKHQ RXU FRUH HQJLQHHULQJ DQG GHVLJQ RHULQJ WKURXJK WKH DGRSWLRQ RI JOREDO GLJLWDO solutions. With a team of over 100 multidisciplinary professionals working from most of AECOM’s regions, the DAH is driving the adoption of global digital solutions in our core design and engineeringEXVLQHVV WR LPSURYH TXDOLW\ DQG DXWRPDWH DQG VWUHDPOLQH ZRUNRZV and data-driven decision making.

Fostering a Welcoming and Respectful Environment

Advancements in Equity, Diversity and Inclusion

In 2022, we introduced global training for hiring managers designed to build more diverse teams through talent acquisition, and to hold leaders accountable to help foster our inclusive culture. The training enables our hiring managers to apply inclusive practices in sourcing and interviewing candidates, and in making hiring decisions. We also measured against our established targets within each of our regions to advance our ED&I goals. Across our company, we improved the diversity of our workforce with women comprising more than 19% of our leaders, which puts us closer to achieving our near-term target of 20%.

In Europe and India, we received our first ED&I accreditation with the Clear Company, a recognized Inclusion Standard that provides clarity and direction to continually improve our inclusive and fair work practices. AECOM also sponsored the ESG Launchpad, a program run by The Land Collective, a social enterprise that aims to connect young people from diverse backgrounds with the built environment sector.

In Australia, we launched our Innovate Reconciliation Action Plan—a framework of commitments to develop and strengthen relationships with Aboriginal and Torres Strait Islander peoples, and to increase First Nations participation, collaboration and inclusion in our business. In New Zealand, senior leaders graduated from the Maurea Consulting Te Kaa Program to build knowledge, appreciation for—and practice of —Māori culture to help expand understanding and inclusivity.

We are advancing efforts globally in four key areas:

Building Diverse Talent

Ensuring, through our recruitment efforts, that our teams reflect the diversity of the communities we serve, building leadership accountability, and partnering with nonprofit organizations and universities to build the talent pipeline for the future.

Expanding Understanding

Expanding understanding and empathy among employees through employee resource groups, ED&I events and celebrations, unconscious bias training, and family-friendly benefit policies.

Thinking Without Limits

Thinking without limits by prioritizing social equity and impact in every project we pursue and in every innovative solution we deliver.

Enriching Communities

Purpose and Impact

Employee Resource Groups

Employee resource groups (ERGs) help strengthen the connections between us and the communities we serve. They provide rich opportunities for the exchange of ideas and powerful dialogue, professional networking and development, talent attraction and philanthropic impact.

Our Americas ERG program was recognized with a Business Achievement Award from the Environmental Business Journal. The award acknowledged the ERG program for creating a sense of belonging and generating an inclusive environment at AECOM in support of our ED&I pledge: When we feel free to be ourselves, we thrive. BeBOLD, our Americas ERG for Black employees and allies, continued its sponsorship of CityLab, a Dallas high school for underrepresented communities that introduces students to architecture, urban planning and environmental sustainability.

Our Ethnic Diversity Network ERG received a "highly commended" recognition for Outstanding Employee Resource Group in the European Diversity Awards, which recognize individuals and organizations whose outstanding leadership has made a genuine difference to the equality, diversity and inclusion agenda.

8

Fostering a Welcoming and Respectful Environment Advancements in Equity, Diversity and Inclusion:H DUH FRPPLWWHG WR DGYDQFLQJ HTXLW\ GLYHUVLW\ DQG LQFOXVLRQ (' , in our organization and within our industry. Creating a respectful, inclusive culture requires us to be open-minded and acceptingof various points of view—diversity of thought and ideas is what ultimately contributes to better outcomes for our clients and the communities we serve.,Q ZH LQWURGXFHG JOREDO WUDLQLQJ IRU KLULQJ PDQDJHUV GHVLJQHG to build more diverse teams through talent acquisition, and tohold leaders accountable to help foster our inclusive culture. The training enables our hiring managers to apply inclusive practices in sourcing and interviewing candidates, and in making hiring decisions. We also measured against our established targetsZLWKLQ HDFK RI RXU UHJLRQV WR DGYDQFH RXU (' , JRDOV $FURVV RXU company, we improved the diversity of our workforce with women comprising more than 19% of our leaders, which puts us closer to achieving our near-term target of 20%. ,Q (XURSH DQG ,QGLD ZH UHFHLYHG RXU UVW (' , DFFUHGLWDWLRQ ZLWK WKH &OHDU &RPSDQ\ D UHFRJQL]HG ,QFOXVLRQ 6WDQGDUG WKDW SURYLGHV clarity and direction to continually improve our inclusive and fair work practices. AECOM also sponsored the ESG Launchpad, a program run by The Land Collective, a social enterprise that aims to connect young people from diverse backgrounds with the built environment sector.,Q $XVWUDOLD ZH ODXQFKHG RXU ,QQRYDWH 5HFRQFLOLDWLRQ $FWLRQ 3ODQ D framework of commitments to develop and strengthen relationshipsZLWK $ERULJLQDO DQG 7RUUHV 6WUDLW ,VODQGHU SHRSOHV DQG WR LQFUHDVHFirst Nations participation, collaboration and inclusion in our business.,Q 1HZ =HDODQG VHQLRU OHDGHUV JUDGXDWHG IURP WKH 0DXUHD &RQVXOWLQJTe Kaa Program to build knowledge, appreciation for—and practice of0ÞRUL FXOWXUH WR KHOS H[SDQG XQGHUVWDQGLQJ DQG LQFOXVLYLW\ Purpose and Impact$V WKH ZRUOGoV WUXVWHG LQIUDVWUXFWXUH FRQVXOWLQJ UP DQG D OHDGHU in ESG, we are determined and well positioned to deliver positive,impactful and Sustainable Legacies for our company, our communities and our planet. Blueprint for a Better World, our corporate responsibility platform, is focused on delivering access to safeand secure infrastructure to those who need it most via strategicQRQSURW SDUWQHUVKLSV SUR ERQR ZRUN VNLOOV EDVHG YROXQWHHULQJ DQG philanthropy. We are creating opportunity for the leaders of tomorrow,DQG SURWHFWLQJ RXU SODQHW VR RXU FRPSDQ\ FDQ IXOOO LWV SXUSRVH WR deliver a better world. As part of the Blueprint pro-bono program, ourWHFKQLFDO H[SHUWV SDUWQHUHG ZLWK QRQSURW RUJDQL]DWLRQV LQ WKHLU ORFDO communities to provide critical design, engineering and infrastructureVROXWLRQV ,Q DGGLWLRQ ZH KDYH PDLQWDLQHG RXU FRPPLWPHQW WR RXU HQWHUSULVH VWUDWHJLF QRQSURW SDUWQHUV s (QJLQHHUV :LWKRXW %RUGHUV and Water for People.Demonstrating our commitment to a better world, our teams in Romania, Poland and surrounding areas immediately responded following Russia’s unlawful invasion of Ukraine. They made meaningful impact through local aid and relief activities, including volunteering at border reception stations, collecting goods, helpingZLWK WUDQVODWLRQ DQG KRVWLQJ IDPLOLHV ,QVSLUHG E\ RXU SHRSOH ZH DOVR launched a global employee match campaign that donated $200,000 in support for dedicated Ukraine relief funds of the American National Red Cross and Save the Children Foundation. Employee Resource Groups(PSOR\HH UHVRXUFH JURXSV (5*V KHOS VWUHQJWKHQ WKH FRQQHFWLRQV between us and the communities we serve. They provide rich opportunities for the exchange of ideas and powerful dialogue, professional networking and development, talent attraction and philanthropic impact.Our Americas ERG program was recognized with a Business $FKLHYHPHQW $ZDUG IURP WKH (QYLURQPHQWDO %XVLQHVV -RXUQDOThe award acknowledged the ERG program for creating a sense of belonging and generating an inclusive environment at AECOMLQ VXSSRUW RI RXU (' , SOHGJH :KHQ ZH IHHO IUHH WR EH RXUVHOYHV we thrive. BeBOLD, our Americas ERG for Black employees and allies, continued its sponsorship of CityLab, a Dallas high school for underrepresented communities that introduces students to architecture, urban planning and environmental sustainability.Our Ethnic Diversity Network ERG received a “highly commended” recognition for Outstanding Employee Resource Group in the European Diversity Awards, which recognize individuals and organizations whose outstanding leadership has made a genuineGLHUHQFH WR WKH HTXDOLW\ GLYHUVLW\ DQG LQFOXVLRQ DJHQGD

Veterans Alliance

Anthony C. Funkhouser
VP, Army Client Account Director
President, Veterans Alliance

Ethnic Diversity Network

Robert Hewitt
Principal Landscape Architect
Chair, Ethnic Diversity Network

BeBold: Americas
Black Community

Ethnic Diversity Network: Europe and India
Community for Ethnic Minorities

Gender Alliance: Europe and India
Community for Gender Empowerment

JUNTOS: Americas
Hispanic/Latinx Community

MOSAIC: Americas
Asian Pacific Islander Community

Pride: Americas, Europe, Australia and New Zealand
LGBTQ+ Community

Veterans Alliance: Americas
Veterans Community

Women's Leadership Alliance: Americas
Community for Gender Equality

Women's Leadership Alliance

Wendy Lau
Risk Management Sr. Manager, US West
President, Women's Leadership Alliance

AECOM—2023 Proxy Statement 9

Veterans AllianceEthnic Diversity Network “Many veterans from across the globe are excited about the prospects of joining a new team but can find it challenging to transition to the commercial side after serving in the military. Veterans Alliance provides a forum to assist, engage and inform our veteran community and connect with those who would like to help and learn more. We want to be inclusive and share a safe space for vets to express their challenges anddesires and help everyone grow and make AECOM a great place to thrive.”Anthony C. FunkhouserVP, Army Client Account DirectorPresident, Veterans Alliance “I remain dedicated to creating a safe space for ethnically diverse colleagues to come together and collaborate to drive tangible change. In under two years the group has grown to a network of over 400 members who are all passionate about championing ED&I. We can’t do this alone and it takes all of us to make a change. I couldn’t be prouder!”Robert HewittPrincipal Landscape ArchitectChair, Ethnic Diversity Network BeBold: AmericasEthnic Diversity Network:Gender Alliance:-81726 $PHULFDVBlack CommunityEurope and IndiaEurope and IndiaHispanic/Latinx CommunityCommunity for Ethnic MinoritiesCommunity for GenderEmpowermentMOSAIC: AmericasPride: Americas, Europe,Veterans Alliance:Women’s Leadership$VLDQ
3DFLFAustralia and New ZealandAmericasAlliance: Americas,VODQGHU &RPPXQLW\LGBTQ+ CommunityVeterans CommunityCommunity for Gender EqualityWomen’s Leadership Alliance“The programming that the Women’s Leadership Alliance and its committees have put forward this past year have encouraged greater networking, provided information and resources, helped build confidence and skills, and fostered a diverse forum for engagement both within the membership and beyond. We want to continue to learn as we grow so that we can meet our members where they are and help to make AECOM a great place to work.”Wendy LauRisk Management Sr. Manager, US WestPresident, Women’s Leadership Alliance

careerpaths

Building Meaningful and Rewarding Careers

Our people are supported with resources to build connections throughout our organization and explore the opportunities that inspire them —whether that be a new Career Path framework and philosophy that help guide informed decisions about career progression within AECOM, enhanced Global Business Line Technical Academies that provide high-quality, structured technical learning, or other professional development programs that suit specific needs at each career level.

Expanded Career Paths Framework and Philosophy

To help navigate the virtually limitless opportunities at AECOM, we introduced a new career progression framework with four broad career paths. Employees are encouraged and empowered to develop their core skillset and capabilities and then explore different areas of our business to broaden their experience and perspectives.

Technical Excellence

Deliver our core design and consulting services; career advancement could include practice leadership, or an AECOM Fellowship, which recognizes thought leaders in our industry who make significant contributions to our company, clients, and communities.

Growth and Client Management

Work closely with clients, building strong relationships and developing new business opportunities as part of our growth strategy.

Project and Program Management

Work closely with clients on planning, executing and overseeing activities across the project lifecycle or on large-scale and complex portfolio of projects.

Business Area Leadership

Leading our business and workforce overseeing a geographic area, business line, or function.

Strengthened Technical Skill Building and Professional Development Programs

- Buildings + Places Academy
- Environment Academy
- Program Management Academy
- Sustainable Legacies Academy
- Transportation Academy
- Water Academy

10

Strengthened Technical Skill Building and Professional Development ProgramsTo help our people continue to develop their technical expertise, we built upon the success of our Water Academy — which celebrated its tenth anniversary in 2022 — to launch six new Global Business Line Technical Academies.

Aligned our Technical Practice Network for the future

These development programs complement our global Technical Practice Network, which connects our people and capabilities across regions and business lines and is a thriving community of 81 Technical Practice Groups, Tool Channels and other Functional Groups that provide insights, resources, technical standards, and support.

Throughout 2022, we commenced a process to better align our Technical Practice Groups with areas of business growth, and launched consolidated, digital-focused groups supporting Building Information Modeling, and GIS.

Nearly 20,000 of our people across all business lines and regions have joined at least one Technical Practice Group, complementing additional self-directed, personalized learning available via LinkedIn Learning, Autodesk and Bentley through AECOM University, and our global Business Line Technical Academies.

Increasing accountability, complexity, expertise and impact
elevate
ADVANCED CAREER DEVELOPMENT
evolve
ADVANCED CAREER DEVELOPMENT
Elevate (Americas)
Evolve (Europe and India, Middle East and Africa)
accelerate
CAREER DEVELOPMENT
BUSINESS BUILDERS CIRCLE
CEO CIRCLE
Early Career
DEVELOPMENT PROGRAMS
Graduate Development Program (Americas)
Growing Professional Skills (Australia and New Zealand)
ADVANCE (Europe and India, Middle East and Africa)
manager mindset
DEVELOPMENT SERIES

Fostered Leadership at all Levels

Leadership at All Levels is our full range of professional development programs, delivered at the regional and global level, designed to cultivate innovative thinkers, supportive managers, and effective leaders. The programs develop the skills our employees need—tailored to each career level—to have leadership skills and capabilities no matter where they are in their career journey.

AECOM—2023 Proxy Statement 11

With course content developed by AECOM’s own subject matter experts, these academies provide employees with high-quality, structured learning and development opportunities that build knowledge and networks, extend technical skills and foster a culture of technical excellence and quality.

Progressive hybrid working approaches powered by investments in enabling technology, the adoption of new digital tools and processes, and the ongoing creation of a culture where good ideas can be developed and implemented are driving new and more efficient ways of working — breaking down geographic and organizational boundaries and creating a competitive advantage.

PipeInsights

Powering the delivery of superior rehabilitation and maintenance outcomes for sewer systems, the digital PipeInsights platform augments conventional CCTV inspections using advanced machine learning algorithms to provide automated defect detection and recommend optimal maintenance decisions.

By seamlessly integrating footage and results into a simple geographic information system (GIS) interface, users can manage multiple sewer programs simultaneously while enhancing the understanding of overall sewer system health. To date, PipeInsights has been used on real-world inspections and captured images of hundreds of thousands of defects as it continues to learn. The platform enables secure access to inspections from any mobile device, allowing users to visualize and share the health of their systems from the office or the field.

AECOM

12

At the heart of AECOM’s evolution is digital transformation. Progressive hybrid working approaches powered by investments in enabling technology, the adoption of new digital tools and processes, and the ongoing creation of a culture where good ideas can beGHYHORSHG DQG LPSOHPHQWHG DUH GULYLQJ QHZ DQG PRUH HFLHQW ways of working — breaking down geographic and organizational boundaries and creating a competitive advantage. Digital AECOM brings together our global digital-focused consulting services, hosted services products, and digital tools that enhance the delivery of core engineering and design services to helpclients accelerate their digital journeys and achieve better project outcomes. As a key enabler of our Sustainable Legacies ESG strategy, we leverage the strengths of more than 2,500 integrated digital practitioners and data scientists globally with proven capability to connect data, projects, and communities to help us deliver a better world.

DE-FLUORO™

Our multi-year, global collaboration and investment to develop and commercialize on-site PFAS destruction technology DE-FLUORO™ continues to garner interest from clients and industry.

As the impacts of PFAS "forever chemicals" are better understood, and the race to remediate PFAS contamination accelerates around the world, we continue to evaluate sites and partner with our clients to investigate and understand the scale of their PFAS challenges.

In the U.S., we are undertaking both full-scale on-site DE-FLUORO™ demonstration and pilot programs on behalf of Federal and industry clients, including evaluation studies in the Industrial and Water sectors.

In Australia, meanwhile, DE-FLUORO™ has commenced commercial programs in both the Defense and Oil & Gas sectors, alongside efforts to develop and enhance the technology to open up further opportunities across the Water, Industrial and Aviation sectors.

Ahead of U.S. legislative changes that may increase usage of non-incineration technologies such as DE-FLUORO™, we will commission the manufacture of additional and enhanced DE-FLUORO™ systems to commence commercial programs in the United States.

Wisconsin's first PFAS filtration facility

From firefighting foam to food wrappers, per- and polyfluoroalkyl substances (PFAS) are everywhere—and can pose serious health risks. Increasingly, they end up where they don't belong: in our drinking water.

We're leveraging our world-class PFAS remediation expertise to help tackle this environmental crisis through an array of services. In the case of Madison, Wisconsin, we're delivering what will become a major milestone in the state's fight against these "forever chemicals."

A regional urban center and state capital, Madison recently identified two municipal wells harboring dangerously high levels of PFAS. Our team is working with the city to renovate its filtration facilities and bring these wells back online. We're leveraging our digital and capital planning experience, tailoring the final design to rigorous Infrastructure Investment and Jobs Act (IIJA) and Wisconsin Safe Drinking Water Loan Program funding requirements. Upon completion, that design will become Wisconsin's first municipal PFAS treatment facility—a critical step in addressing contamination throughout the state and region.

plan·engage

We are improving the planning stakeholder engagement process, and driving better and more cost-effective project decisions, through our digital PlanEngage™ platform.

Enabling teams to create, edit, and publish highly visual and interactive communications for projects — including videos, 360-degree project progress images, visualizations, project dashboards, and more — PlanEngage™ has inbuilt feedback capture and reporting, supporting communication consistency, enhanced collaboration, regulatory compliance, improved accessibility and social license.

AECOM utilized PlanEngage™ to create an interactive Final Tier 1 Environmental Impact Statement (EIS) for the Federal Highway Administration (FHWA) and Arizona Department of Transportation's (ADOT) Interstate 11 Corridor project, facilitating an alternative method for virtual public involvement and helping achieve an important milestone for the proposed corridor.

Infrastructure owners can now access this interactive solution through the trusted Azure cloud platform with streamlined deployment and management.

plan·spend

Combining artificial intelligence, geospatial analytics, capital planning and stakeholder management in a multi-stage digital solution, (PlanSpend™) Fund Navigator is helping our U.S. clients meet rigorous Infrastructure Investment and Jobs Act (IIJA) grant requirements, allowing them to thoroughly conceptualize their grant and program management, capital planning, electrification assessment modeling, and compliance reporting — and prepare for the next generation of infrastructure challenges and opportunities.

An Innovative Approach to Waste Management

To best support one of the largest state transportation authorities in the United States with an ambitious net zero mandate, in April 2022, we launched a solution to help reduce construction and demolition waste through the matching of requestors and suppliers via an intuitive digital interface. This proprietary digital solution supports the circular economy and improves re-useability and sustainability, reducing both the costs of materials procurement and carbon emissions.

AECOM—2023 Proxy Statement 13

Sustainable Legacies Pillars

Our approach to leading in ESG comes to life through our Sustainable Legacies strategy, which is organized around the following four pillars:

Achieve net zero carbon emissions by 2040: We have furthered our own carbon emissions goals by achieving operational net zero for fiscal 2021, while also committing to reach science-based net zero carbon emissions by 2040.

Embed sustainable development and resilience across our work: We introduced ScopeX™, a first-of-its-kind approach with the goal of reducing carbon impact on major projects by at least 50%. We will also embed net zero, resilience and social value targets into our client account management program.

Committed to achieving

1.5ºC aligned

science-based targets by 2040

Improve social outcomes: We believe equity, diversity and inclusion enable better outcomes for clients, a deeper understanding of community challenges and more innovative solutions that propel the industry forward. As part of this pledge, we have set an industry-leading, near-term target of women comprising at least 20% of senior leadership roles and at least 35% of the overall workforce. In addition, we have implemented new required unconscious bias training and set specific targets within each of our regions to advance our equity, diversity and inclusion goals.

Enhance governance: To better assess ESG risk factors in potential projects, we have deployed an enterprise framework supported by leadership accountability and advocacy through the audit of specific ESG targets and metrics on an annual basis.

To ensure we continue to keep up with the latest best practices and climate science, we have set an updated 2040 net zero target that has been validated by the Science Based Targets initiative (SBTi), making AECOM one of the first companies globally to achieve this. As part of our updated, more ambitious net zero commitment we are also targeting:

60%
Reduction in Scope 1 and Scope 2 emissions by 2030

50%
Reduction in Scope 3 emissions by 2030

90%
in total emissions by 2040

Reducing Scope 1 and 2 emissions by 60% by 2030 (compared with 2018)—Globally we reduced Scope 1 and 2 emissions, covering fleet vehicles and office energy respectively, by 61% from our fiscal 2018 baseline year using key travel and real estate initiatives. We made progress against this commitment in various ways including by right-sizing our office space, and implementing sustainability guidelines for future office refurbishments and relocations. Some of this reduction also has been due to reduced activity since the pandemic, which we will need to maintain.

Reducing all emissions by 90% by 2040 (compared with 2018) and offsetting remaining emissions in 2040 through high-quality carbon removal projects—achieving this long-term reduction target will mean building on the initiatives across all Scopes put in place for our 2030 targets. We have initiated work on our own pilot natural climate solution projects for carbon offsetting.

14

Sustainable Legacies PillarsOur approach to leading in ESG comes to life through our Sustainable LegaciesVWUDWHJ\ ZKLFK LV RUJDQL]HG DURXQG WKH IROORZLQJ IRXU SLOODUV $FKLHYH QHW ]HUR FDUERQ HPLVVLRQV E\ We have furthered our own carbon emissions goals by achieving operational net zeroIRU VFDO ZKLOH DOVR FRPPLWWLQJ WR UHDFK VFLHQFH EDVHG QHW zero carbon emissions by 2040.Embed sustainable development and resilience across ourwork: :H LQWURGXFHG 6FRSH;v D UVW RI LWV NLQG DSSURDFK ZLWK the goal of reducing carbon impact on major projects by at least 50%. We will also embed net-zero, resilience and social value targets into our client account management program.Committed to achieving1.5ºC alignedscience-based targets by 2040 Improve social outcomes: We believe equity, diversity and inclusion enable better outcomes for clients, a deeperunderstanding of community challenges and more innovative solutions that propel the industry forward. As part of this pledge, we have set an industry-leading, near-term target of women comprising at least 20% of senior leadership roles and at leastRI WKH RYHUDOO ZRUNIRUFH ,Q DGGLWLRQ ZH KDYH LPSOHPHQWHG QHZ UHTXLUHG XQFRQVFLRXV ELDV WUDLQLQJ DQG VHW VSHFLF WDUJHWV within each of our regions to advance our equity, diversity and inclusion goals.Enhance governance: To better assess ESG risk factors in potential projects, we have deployed an enterprise framework supported by leadership accountability and advocacy throughWKH DXGLW RI VSHFLF (6* WDUJHWV DQG PHWULFV RQ DQ DQQXDO EDVLV Achieving Net Zero Carbon Emissions with Science-Based Targets InitiativeTo ensure we continue to keep up with the latest best practices and climateVFLHQFH ZH KDYH VHW DQ XSGDWHG QHW ]HUR WDUJHW WKDW KDV EHHQ YDOLGDWHG E\ WKH 6FLHQFH %DVHG 7DUJHWV LQLWLDWLYH 6%7L PDNLQJ $(&20 RQH RI WKH UVW FRPSDQLHV JOREDOO\ WR DFKLHYH WKLV $V SDUW RI RXU XSGDWHG PRUH DPELWLRXV QHW ]HUR commitment we are also targeting: 60%Reduction inScope 1 and Scope 2emissions by 2030 50%90%Reduction in Scope 3in total emissionsemissions by 2030by 2040 Reducing Scope 1 and 2 emissions by 60%E\ FRPSDUHG ZLWK *OREDOO\ ZH reduced Scope 1 and 2 emissions, coveringHHW YHKLFOHV DQG RFH HQHUJ\ UHVSHFWLYHO\ E\ IURP RXU VFDO EDVHOLQH \HDU using key travel and real estate initiatives. We made progress against this commitment in various ways including by right-sizing ourRFH VSDFH DQG LPSOHPHQWLQJ VXVWDLQDELOLW\ JXLGHOLQHV IRU IXWXUH RFH UHIXUELVKPHQWV and relocations. Some of this reduction also has been due to reduced activity since the pandemic, which we will need to maintain. Reducing Scope 3 emissions by 50% byFRPSDUHG ZLWK 5HGXFLQJ our Scope 3 emissions means focusing on our supply chain emissions and business travel. We have driven an 8% decline in our supply chain emissions, including a 62% reduction in business travel, since 2018, and are looking to build on this progress through initiatives such as our supplier engagement program, through which we are reaching out to over 7,000 of our top suppliers to support them in setting targets and their ownGHFDUERQL]DWLRQ HRUWV Reducing all emissions by 90% by 2040FRPSDUHG ZLWK DQG RVHWWLQJ remaining emissions in 2040 through high-quality carbon removal projects—achieving this long-term reduction target will mean building on the initiatives across all Scopes put in place for our 2030 targets. We have initiated work on our own pilot natural climateVROXWLRQ SURMHFWV IRU FDUERQ RVHWWLQJ

We also maintained our operational net zero status in 2022 and commit to maintaining operational net zero status annually. We achieved operational net zero through reduction of Scope 1 and 2 emissions in line with climate science and offsetting remaining emissions.

	FY '18	FY '22	
Category	**tCO_2e/yr**	**tCO_2e/yr**	**% Reduction**
Scope 1 + 2	138,025	53,706	-61%
Scope 3 - Supply chain	2,740,482	2,515,999	-8%
Scope 3 - Business travel	158,182	60,287	-62%
Totals	**3,036,689**	**2,629,992**	**-13%**

Our emissions data has been verified in accordance with ISO 14064-3:2019 against the requirements of the WRI GHG Protocol—Corporate Accounting Standard and The Greenhouse Gas Protocol—Corporate Value Chain (Scope 3) Standard

Progress Against Our ESG Strategy

1. Launched ESG advisory practice

Perhaps our greatest milestone this year has been the launch of our ESG Advisory practice, which deploys our expertise to help our clients navigate this rapidly evolving space and realize their ambitious visions. Our specialists are applying their industry-leading skills and experience to develop institutional know-how and service offerings that put us at the forefront of ESG advisory.

2. Advanced ScopeX™

The goal of our Sustainable Legacies strategy is straightforward: to ensure that the work we do in partnership with our clients leaves a positive, lasting impact for communities and our planet.

One example of embedding ESG principles into everything we do is our ScopeX™ approach, which considers materials, site locations, logistics, and construction methods to reduce and eliminate a projects' impact on the natural environment. We minimize energy use, optimize sources of renewable power and, where feasible, work with and enhance natural habitats to eliminate carbon emissions. We believe that ScopeX™ will be our biggest contribution to help end the climate emergency. By decarbonizing the built environment and supporting our clients to achieve their net-zero agendas, we're striving to improve the cities and communities we serve, and delivering a better world.

3. Social Value policy

4. Sustainable Legacies training

In fiscal 2022 we launched training on our Sustainable Legacies strategy to all employees globally, achieving a 100% completion rate. This training was followed by the development of the Sustainable Legacies Academy, a technical training academy covering nine lessons on climate mitigation and climate adaptation issues. We also developed bite-size modules on key topics such as ScopeX™, improving social outcomes, ESG risk and our science-based net zero targets.

AECOM—2023 Proxy Statement 15

Progress Against Our ESG Strategy1. Launched ESG advisory practicePerhaps our greatest milestone this year has been the launch of our ESG Advisory practice, which deploys our expertiseto help our clients navigate this rapidly evolving space and realize their ambitious visions. Our specialists are applying their industry-leading skills and experience to developLQVWLWXWLRQDO NQRZ KRZ DQG VHUYLFH RƬHULQJV WKDW SXW XV DW the forefront of ESG advisory.Working with organizations at the forefront of the global green transition, including the United Kingdom’s Network Rail and Airport Authority Hong Kong, our Advisory Services are mitigating risk, building trust and improving long-term outcomes.$GYDQFHG 6FRSH;v LQLWDWLYHVThe goal of our Sustainable Legacies strategy isVWUDLJKWIRUZDUG WR HQVXUH WKDW WKH ZRUN ZH GR LQ partnership with our clients leaves a positive, lasting impact for communities and our planet.One example of embedding ESG principles into everythingZH GR LV RXU 6FRSH;v DSSURDFK ZKLFK FRQVLGHUV PDWHULDOV site locations, logistics, and construction methods to reduce and eliminate a projects' impact on the natural environment. We minimize energy use, optimize sources of renewable power and, where feasible, work with and enhance natural habitats to eliminate carbon emissions. We believe that6FRSH;v ZLOO EH RXU ELJJHVW FRQWULEXWLRQ WR KHOS HQG WKH climate emergency. By decarbonizing the built environment and supporting our clients to achieve their net-zero agendas, we’re striving to improve the cities and communities we serve, and delivering a better world. 3. Social Value policyWe believe that investing in local communities to create positive social and economic outcomes is at the heart of generating social value. We work with our clients, partners and suppliers to link the opportunities presented by our projects to the needs of the local communities we operate in, driving the creation of positive, lasting legacies. Social value is critical to achieving our ESG strategy and making sure that no one is left behind.,Q VFDO ZH SXEOLVKHG RXU UVW *OREDO 6RFLDO 9DOXHPolicy, recognizing the importance AECOM, our clients and workforce’s place on delivering positive outcomes through our operations. We have developed a set of overarching commitments that set a clear strategic direction and allow our regional teams to apply as appropriate within their local context and setting4. Sustainable Legacies training,QVFDO ZHODXQFKHGWUDLQLQJRQRXU6XVWDLQDEOHLegacies strategy to all employees globally, achieving a 100% completion rate. This training was followed by the development of the Sustainable Legacies Academy, a technical training academy covering nine lessons on climate mitigation and climate adaptation issues. We also developed bite-sizePRGXOHVRQ NH\WRSLFVVXFKDV6FRSH;v LPSURYLQJVRFLDO outcomes, ESG risk and our science-based net zero targets.

Corporate Governance

Safety

Safeguarding our people and operations remains a core priority at AECOM. Fostering an exceptional safety culture based on equity, diversity and inclusion, and where communication, collaboration, and consultation enable ownership for the well-being of self and others continued to be a critical focus in fiscal 2022.

Lost Workday Case Rate Trend

0.07
0.06
0.05
0.04
0.03
0.02
0.01
0
0.06
0.05
0.03
0.03
0.03
FY '18
FY '19
FY '20
FY '21
FY '22

50% Reduction in LWCR since FY '18

Total Recordable Incident Rate Trend

0.20
0.16
0.12
0.08
0.04
0
0.15
0.16
0.11
0.09
0.09
FY '18
FY '19
FY '20
FY '21
FY '22

40% Reduction in TRIR since FY '18

16

AECOM is committed to maintaining the physical, psychological, and social well-being of our employees, stakeholders, and global communities through appropriate risk management strategies. AECOM's Culture of Caring and Safety for Life program enables us to proactively and aggressively identify, manage and eliminate hazards, and reduce risk in our workplaces. These incident prevention efforts have continued to advance our journey toward a "zero" incident culture, with our incident rates remaining superior to industry average. Within fiscal year 2022, our Total Recordable Incident Rate (TRIR) in our Professional Services businesses reflects an improvement of 40% over the previous five fiscal years while our Lost Workday Case Rate (LWCR) improved by 50% over the same period.

$$\textbf{TRIR} = \frac{\textit{total number of recordable incidents X 200,000 hours}}{\textit{Total hours worked}}$$

$$\textbf{LWCR} = \frac{\textit{total number of lost time incidents X 200,000 hours}}{\textit{Total hours worked}}$$

2021 RoSPA President's Award

AECOM's Safety for Life program, driven by demonstrated leadership commitment and empowered employees, has delivered industry-leading performance and subsequent recognition. AECOM was awarded the Royal Society for the Prevention of Accidents (RoSPA) President's Award for having achieved 13 consecutive annual Gold Awards. RoSPA defines Gold Award winners as having achieved a very high level of performance, demonstrating well-developed occupational health and safety management systems and culture, outstanding control of risk and very low levels of error, harm and loss.

AECOM
Welcome to
Safeguard 360
Lara Poloni
President
ACTIVITY
TRACKER /
FEEDBACK
SITE
MAP

Our focus on emphasizing the critical importance of mindfulness and situational awareness before taking action, and of pre-planning, was initiated in fiscal year 2022 through our "Take a Moment" campaign, which continues to be cascaded globally through our various communication channels. These examples are part of our continuous improvement efforts and further strengthen our Safety for Life program.

AECOM—2023 Proxy Statement 17

AECOM is committed to maintaining the physical, psychological, and social well-being of our employees, stakeholders, and global communities through appropriate risk management strategies.AECOM’s Culture of Caring and Safety for Life program enables us to proactively and aggressively identify, manage and eliminate hazards,DQG UHGXFH ULVN LQ RXU ZRUNSODFHV 7KHVH LQFLGHQW SUHYHQWLRQ HƬRUWV have continued to advance our journey toward a “zero” incident culture, with our incident rates remaining superior to industry average.:LWKLQ ƮVFDO \HDU RXU 7RWDO 5HFRUGDEOH ,QFLGHQW 5DWH 75,5 LQ RXU 3URIHVVLRQDO 6HUYLFHV EXVLQHVVHV UHưHFWV DQ LPSURYHPHQW RI RYHU WKH SUHYLRXV ƮYH ƮVFDO \HDUV ZKLOH RXU /RVW :RUNGD\ &DVH 5DWH /:&5 LPSURYHG E\ RYHU WKH VDPH SHULRG AECOM applies the U.S. Occupational Safety and Health $GPLQLVWUDWLRQ 26+$ UHFRUGDEOH LQMXU\ DQG LOOQHVV GHQLWLRQ WR our global operations, allowing for a standard record-keeping approach across all regions. AECOM metrics include injury and illness incidents associated with AECOM employees and do not include contractor data.TRIR = total number of recordable incidents X 200,000 hoursTotal hours workedLWCR = total number of lost time incidents X 200,000 hoursTotal hours worked AECOM’s Safety for Life program, driven by demonstrated leadership commitment and empowered employees, has delivered industry-leading performance and subsequent recognition. AECOM was awarded the Royal Society for the Prevention of Accidents5R63$ 3UHVLGHQWoV $ZDUG IRU KDYLQJ DFKLHYHG FRQVHFXWLYH DQQXDO *ROG $ZDUGV 5R63$ GHQHV *ROG $ZDUG ZLQQHUV DV KDYLQJ achieved a very high level of performance, demonstrating well-developed occupational health and safety management systems and culture, outstanding control of risk and very low levels of error, harm and loss.The previous year produced many events, both world and local, that presented the potential to distract employees, negatively impact their well-being, and prevent them from being mentally present in the workplace. Aligned with AECOM’s Safety for Life program, variousHYHQWV WRROV DQG FRPPXQLFDWLRQV ZHUH GHOLYHUHG LQ VFDO \HDU to further support employee engagement and well-being. Events included our second annual Safeguard 360 virtual conference, allowing our global employees to engage interactively with various resources designed to increase awareness of how our Safeguard core value is executed across our functions.Our focus on emphasizing the critical importance of mindfulness and situational awareness before taking action, and of pre-planning,ZDV LQLWLDWHG LQ VFDO \HDU WKURXJK RXU p7DNH D 0RPHQWq campaign, which continues to be cascaded globally through our various communication channels. These examples are part of ourFRQWLQXRXV LPSURYHPHQW HRUWV DQG IXUWKHU VWUHQJWKHQ RXU 6DIHW\ for Life program.

Data Security

In response, we have developed an Information Security Program comprised of robust policies, procedures and standards governing data privacy and information security of the company's information and assets. We have a structured unified security framework, aligned to industry-leading standards and safeguards, including, but not limited to, ISO 27001, NIST CSF, and NIST 800-53. Security measures are taken to guard against unauthorized access to, alteration, disclosure, or destruction of data and systems.

Ethics and Compliance

Furthermore, we have a comprehensive cross-functional ethics and compliance program focused on preventing issues from occurring, detecting them if they happen, effectively and expediently resolving issues, and capturing and communicating lessons learned to prevent them from repeating. As a result, we have been recognized six times by Ethisphere as a World's Most Ethical Company.

Human Rights Commitment

AECOM is a signatory to the U.N. Global Compact and adheres to the International Bill of Rights and International Labor Organization's Declaration of Fundamental Principles and Rights at Work, which underscores our commitment to abiding by and promoting international human rights. AECOM's Human Rights Statement and Modern Slavery Act Statement provide more detail on our policies and commitments related to ensuring fundamental rights at work, such as reasonable working conditions and wages and the right to collective bargaining, and combatting human rights abuses, such as modern slavery and child labor.

18

Data SecurityWe recognize the threats to our information technology systems, including unauthorized access, computer hackers, computer viruses, malicious code, cyberattacks, phishing, and other cybersecurity problems and system disruptions, including possible unauthorized access to our and our clients’ proprietary information. ,Q UHVSRQVH ZH KDYH GHYHORSHG DQ ,QIRUPDWLRQ 6HFXULW\Program comprised of robust policies, procedures and standards governing data privacy and information security of the company’s information and assets. We have a structuredXQLHG VHFXULW\ IUDPHZRUN DOLJQHG WR LQGXVWU\ OHDGLQJ VWDQGDUGV DQG VDIHJXDUGV LQFOXGLQJ EXW QRW OLPLWHG WR ,62 1,67 &6) DQG 1,67 6HFXULW\ PHDVXUHV DUH WDNHQ to guard against unauthorized access to, alteration, disclosure, or destruction of data and systems. Ethics and ComplianceAt AECOM we believe good ethics is good business. We are committed to always prioritizing ethics and integrity, not simply because it’s the right thing to do, but also because it helps safeguard our people and our company from potentialwrongdoing while strengthening our brand and reputation around the worldOur Code of Conduct outlines the legal guidelines we must follow and general ethical principles to help each of us make the right decisions when conducting business worldwide. Leaders at AECOM promote ethical behavior through a global ethics committee as well as through regional ethics committees.Our employees take part in annual Code of Conduct training, ZKLFK UHFHLYHG FRPSOHWLRQ LQ VFDO :H DOVR provide supplemental training on ethics and compliance issues throughout the year and incorporate ethics and compliance principles in our training for new employees and new managers.Furthermore, we have a comprehensive cross-functional ethics and compliance program focused on preventing issuesIURP RFFXUULQJ GHWHFWLQJ WKHP LI WKH\ KDSSHQ HHFWLYHO\ DQG expediently resolving issues, and capturing and communicating lessons learned to prevent them from repeating. As a result, we have been recognized six times by Ethisphere as a World’s Most Ethical Company. Human Rights Commitment$(&20 LV D VLJQDWRU\ WR WKH 8 1 *OREDO &RPSDFW DQG DGKHUHV WR WKH ,QWHUQDWLRQDO %LOO RI 5LJKWV DQG ,QWHUQDWLRQDO /DERU 2UJDQL]DWLRQoVDeclaration of Fundamental Principles and Rights at Work, which underscores our commitment to abiding by and promoting international human rights. AECOM’s Human Rights Statement and Modern Slavery Act Statement provide more detail on our policies and commitments related to ensuring fundamental rights at work, such as reasonable working conditions and wages and the right to collective bargaining, and combatting human rights abuses, such as modern slavery and child labor.

REGULATION G INFORMATION

Reconciliation of NSR

	Twelve Months Ended	
	Sep 30, 2021	Sep 30, 2022
Americas		
Revenue	$10,226.3	$9,939.3
Less: Pass-through revenue	6,629.4	6,228.2
Net service revenue	$3,596.9	$3,711.1
International		
Revenue	$3,112.6	$3,206.7
Less: Pass-through revenue	603.1	609.0
Net service revenue	$2,509.5	$2,597.72
Segment Performance (excludes ACAP)		
Revenue	$13,338.9	$13,146.0
Less: Pass-through revenue	7,232.5	6,837.2
Net service revenue	$ 6,106.4	$6,308.8
Consolidated		
Revenue	$13,340.9	$13,148.2
Less: Pass-through revenue	7,232.5	6,837.2
Net service revenue	$6,108.4	$6,311.0

Reconciliation of Adjusted Operating Income

	Twelve Months Ended	
	Sep 30, 2021	Sep 30, 2022
Americas Segment:		
Income from operations	$643.0	$653.8
Amortization of intangible assets	17.4	17.4
Adjusted income from operations	$660.4	$671.2
International Segment:		
Income from operations	$177.0	$221.2
Amortization of intangible assets	5.2	1.4
Adjusted income from operations	$182.2	$222.6
Segment Performance (excludes ACAP)		
Income from operations	$820.0	$875.0
Amortization of intangible assets	22.6	18.8
Adjusted income from operations	$842.6	$893.8

[1] Includes Russia-related exit costs in fiscal 2022.

Reconciliation of Adjusted EBITDA

	Twelve Months Ended	
	Sep 30, 2021	Sep 30, 2022
Net income attributable to AECOM from continuing operations	$294.7	$389.1
Income tax expense	89.0	136.1
Depreciation and amortization	176.9	170.2
Interest income included in other income	(6.7)	(8.2)
Interest expense	238.3	110.3
Amortized bank fees included in interest expense	(11.4)	(4.8)
EBITDA	$780.8	$792.7
Restructuring costs[1]	48.9	107.6
Adjusted EBITDA	$829.7	$900.3

Reconciliation of Adjusted EPS

	Twelve Months Ended	
	Sep 30, 2021	Sep 30, 2022
Net cash provided by operating activities	$704.7	$713.7
Capital expenditures, net	(121.5)	(128.1)
Free cash flow	$583.2	$585.6

AECOM—2023 Proxy Statement 19

13355 NOEL ROAD, SUITE 400
DALLAS, TEXAS 75240
Dear AECOM Stockholder:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of AECOM, which will be held on Friday, March 31, 2023, at 10:00 a.m. Central Time.
The 2023 Annual Meeting will be a completely virtual meeting, conducted via live webcast. The virtual meeting format allows all of our stockholders the opportunity to participate in the annual meeting no matter where they are located. You will be able to attend the annual meeting, vote, and submit questions during the meeting by visiting www.meetnow.global/M75RT22. Further information regarding attendance, including how to access the virtual meeting, is set forth in the “Attending the Virtual Annual Meeting” section of the attached Proxy Statement.
Details of the business to be conducted at the 2023 Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and the attached Proxy Statement.
Whether or not you plan to attend the 2023 Annual Meeting, it is important that your shares be represented. The attached Proxy Statement contains details about how you may vote your shares.
Sincerely,
Troy Rudd
Chief Executive Officer

13355 NOEL ROAD, SUITE 400
DALLAS, TEXAS 75240
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 31, 2023
The 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of AECOM (the “Company,” “our” or “we”) will be held on Friday, March 31, 2023, at 10:00 a.m. Central Time, virtually by live webcast. You will be able to attend the annual meeting, vote, and submit questions during the meeting by visiting www.meetnow.global/M75RT22. At the 2023 Annual Meeting, you will be asked to:
1.
Elect each of the 8 director nominees named in the Proxy Statement accompanying this notice to the Company’s Board of Directors to serve until the Company’s 2024 Annual Meeting of Stockholders.

The Board of Directors recommends that you vote FOR each of the director nominees.
2.
Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2023.

The Board of Directors recommends that you vote FOR the ratification of the selection of Ernst & Young LLP.
3.
Vote to approve the Company’s executive compensation, on an advisory basis.

The Board of Directors recommends that you vote FOR the Company’s executive compensation on an advisory basis.
4.
Vote on the frequency of future stockholder advisory votes on the Company’s executive compensation.

The Board of Directors recommends that you vote, on an advisory basis, for conducting future advisory votes on executive compensation annually.
We will also attend to any other business properly presented at the 2023 Annual Meeting. The foregoing items of business are more fully described in the Proxy Statement that is attached to, and a part of, this notice.
Only common stockholders of record at the close of business on January 30, 2023 can vote at the 2023 Annual Meeting or any adjournment or postponement thereof. A complete list of such stockholders will be open to the examination of any stockholder for a purpose germane to the meeting for a period of ten days before the Annual Meeting at the Company’s principal place of business, located at 13355 Noel Road, Suite 400, Dallas, Texas 75240. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
By order of the Board of Directors,
Manav Kumar
Corporate Secretary
Dallas, Texas
January 30, 2023

Proxy Statement Summary
Meeting Information
Record Date:	January 30, 2023
Meeting Date:	March 31, 2023, 10:00 a.m. (Central Time)
Location:
Virtual live webcast.   You will be able to attend the annual meeting, vote, and submit questions during the meeting by visiting www.meetnow.global/M75RT22. Further information regarding attendance, including how to access the virtual meeting, is set forth in the “Attending the Virtual Annual Meeting” section of the Proxy Statement.

This summary highlights information contained elsewhere in our Proxy Statement and does not contain all of the information that you should consider. We encourage you to read the entire Proxy Statement carefully before voting. We made this Proxy Statement first available to stockholders on January 30, 2023.
Stockholder Voting Matters
Proposal Number	Description	Board’s Voting Recommendation	Page Reference
1	Elect directors to serve until our 2024 Annual Meeting of Stockholders.	FOR EACH	15
2	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for Fiscal Year 2023.	FOR	22
3	Advisory vote to approve our executive compensation.	FOR	24
4	Advisory vote on the frequency of future advisory votes on the Company’s executive compensation.	EVERY YEAR	25
How to Vote
Vote Online You can vote your shares online by following the instructions on your proxy card (www.envisionreports.com/ACM).
Vote by Phone You can vote your shares by phone by following the instructions on your proxy card (1-800-652-8683).

Vote by Mail
You can vote your shares by mail by requesting a printed copy of the proxy materials and signing, dating and mailing the enclosed proxy card to:
Proxy Services
C/O Computershare Investor Services
P.O. Box 43101
Providence, RI 02940-5067

Your Vote is Important

Whether or not you plan to attend the 2023 Annual Meeting, we request that you vote (a) online, (b) by telephone or (c) by requesting a printed copy of the proxy materials and using the proxy card or voting instruction card enclosed therein as promptly as possible in order to ensure your representation at the 2023 Annual Meeting.
You may revoke your proxy at any time before it is exercised by giving our Corporate Secretary written notice of revocation, submitting a later dated proxy by Internet, telephone or mail or by attending the 2023 Annual Meeting and voting.
Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the 2023 Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Our Current Board of Directors
Name	Age	Director Since	Primary (or Former) Occupation	Independent	Committee Memberships
Bradley W. Buss	59	2020	Former Chief Financial Officer of SolarCity Corporation and former Chief Financial Officer of Cypress Semiconductor Corporation	Yes	CO, NG*
Robert G. Card**	69	2019	President, The Card Group LLC; Former President and Chief Executive Officer of SNC-Lavalin	Yes	A
Diane C. Creel**	74	2021	Former Chairman and Chief Executive Officer of Ecovation	Yes	A, NG
Lydia H. Kennard	68	2020	Founder and Chief Executive Officer of KDG Construction Consulting	No	None
Kristy Pipes	63	2022	Former Chief Financial Officer of Deloitte Consulting	Yes	A*
Troy Rudd	58	2020	Chief Executive Officer, AECOM	No	None
Douglas W. Stotlar†	62	2014	Former President and Chief Executive Officer, Con-way Inc.	Yes	A, NG
Daniel R. Tishman	67	2010	Principal and Vice Chairman of Tishman Holdings Corporation	Yes	CO*
General Janet C. Wolfenbarger	64	2015	General (Retired), United States Air Force	Yes	NG
Sander van ’t Noordende	59	2021	Chief Executive Officer of Randstad; Former Global Chief Executive of Products Operating Group at Accenture	Yes	CO
A = Audit Committee CO = Compensation and Organization Committee NG = Nominating and Governance Committee	* = Committee Chair † = Chairman of the Board	** = Director is not standing for re-election at the 2023 Annual Meeting.

Commitment to Best-in-Class Governance
AECOM prioritizes direct engagement between management and the Board with our stockholders. As a result of this ongoing engagement and our commitment to best-in-class governance, we have separate Chairman and CEO roles, an established commitment to Board diversity and Environmental, Social and Governance (ESG) initiatives, majority voting in uncontested director elections, proxy access, stockholder rights to call a special meeting, and do not have supermajority voting provisions to approve business combinations. This strong governance structure safeguards and promotes the long-term interests of AECOM and stockholders.
Further Enhanced Board Oversight and Governance Disclosures	2022
✔
Reflecting the critical importance of safety, risk and sustainability in our Professional Services business, oversight of these issues has been assumed by the full Board.

✔
Continued to enhance Board expertise and diversity, including 50% diversity among director nominees for election on the basis of gender, race or sexual orientation.

✔
Published enhanced political contributions disclosure to provide greater insight into the Company’s government and political engagements.

Strengthened Commitment to ESG	2021
✔
Formed an internal Global ESG Council co-led by Company President Lara Poloni and Chief Legal Officer David Gan to elevate commitment to ESG throughout the Company.

✔
Incorporated ESG-related key performance indicators (KPIs) in compensation metrics for CEO and key NEOs.

✔
Published first global ESG report that includes disclosures aligned with the TCFD and SASB reporting frameworks.

Separation of Chairman and Chief Executive Officer Roles	2020	✔ Roles of Chairman and Chief Executive Officer were separated in August 2020 upon the appointment of Troy Rudd as Chief Executive Officer and Douglas W. Stotlar as Chairman of the Board.
Strengthened Commitment to Board Diversity	2020
✔
Corporate Governance Guidelines amended to provide that the Board should be comprised of individuals with diverse backgrounds and perspectives and should include representation of individuals from underrepresented communities, including people of different genders, experiences, ages, races and ethnic backgrounds.

Adopted Majority Voting	2018	✔ Adopted majority voting in uncontested elections of directors
Governance Reforms to Protect Stockholder Interests	2017	✔ Adopted proxy access for director nominations ✔ Adopted right to call a special meeting of stockholders ✔ Removed supermajority provision to approve business combinations

Corporate Governance Highlights

Audit, Compensation and Organization, and Nominating and Governance Committees Consist Entirely of Independent Directors	Yes
Annual Election of All Directors	Yes
Annual Advisory Say-on-Pay Vote	Yes
All Directors Attended More Than 75% of Meetings Held	Yes
Independent Directors Meet Regularly in Executive Session	Yes
Annual Board and Committee Self Evaluations	Yes
Code of Business Conduct and Ethics	Yes
Corporate Governance Guidelines	Yes
Stock Ownership Guidelines for Directors and Executive Officers	Yes
Stockholder Rights Plan (Poison Pill)	No
Proxy Access	Yes
Stockholder Right to Call a Special Meeting	Yes
Supermajority Provision to Approve Business Combinations	No
Adopted Majority Voting in Uncontested Director Elections	Yes
Separation of CEO and Chairman Roles	Yes

Executive Compensation Practices
Our executive compensation program provides competitive packages that attract, motivate, reward and retain key talent critical to achieving long-term financial and strategic objectives, meeting our ongoing commitment to sustainability, diversity, and inclusion, and creating long-term shareholder value.
What We Do:

✔
Pay for Performance — We condition a majority of the compensation opportunities for our Named Executive Officers (NEOs) on the achievement of earnings growth, cash flow, Return on Invested Capital (“ROIC”) improvement, and Relative Total Shareholder Return (“TSR”).

✔
Rigorous Goal Setting — We undergo a detailed process of analyzing and reviewing a number of factors including, but not limited to our short and long-term financial plan; investor input, feedback and expectations; industry and peer performance; benchmarking; and overall achievability.

✔
Stockholder Engagement — We engage with stockholders throughout the year on proxy and governance matters, including direct outreach to stockholders that represent the ownership of more than 50% of our stock.

✔
Stock Ownership Guidelines— We have stock ownership guidelines that require NEOs to maintain a significant equity stake in the Company to align the interests of management with stockholders. The CEO ownership guideline is six times the base salary and the guideline for other NEOs is three times base salary.

✔ Independent Consultant — We utilize the services of an independent compensation consultant who does not provide any other services to the Company.

✔
Clawback Policy — We maintain a clawback policy that allows us to recoup a portion of the short-term cash and long-term equity incentive-based compensation awards paid to current and former officers who are subject to reporting under Section 16 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and found personally responsible during the three fiscal years before an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws.

✔ Risk Assessment — Our compensation consultant performs an independent risk assessment of compensation programs.
✔ Competitive Analysis — We annually seek to understand labor market trends pertaining to amount and form of executive pay delivery through comprehensive competitive analyses.
✔ Annual Say-on-Pay Vote — We have a policy to hold an advisory vote to approve the Company’s executive compensation on an annual basis.
What We Don’t Do:

✘
Dividends and Dividend Equivalents on Unvested Awards — Our stock plan prohibits the payout of dividends or dividend equivalents on unvested long-term incentive equity awards unless and until the underlying award vests.

✘ Stock Option Repricing — Our stock plan prohibits re-pricing underwater stock options or stock appreciation rights without stockholder approval.

✘
Single Trigger Equity Acceleration — We do not maintain plans or agreements that provide for automatic “single trigger” equity acceleration or bonus payments in connection with a change in control (rather, any payment of benefit requires a qualifying termination of employment in connection with a change in control known as “double trigger”).

✘ Tax Gross-Ups — We do not provide tax gross-ups to NEOs.

✘
Hedging and Pledging — We prohibit hedging transactions involving AECOM common stock and do not allow trading in puts, calls, options or other similar transactions. In addition, we prohibit the pledging of AECOM common stock except in certain limited circumstances subject to Company approval and demonstration of the ability to repay the applicable loan without selling such securities.

Environmental, Social and Governance Matters

ACCOLADES

ENR
Engineering News-Record

A leader in key markets helping our clients deliver their most challenging projects

#1

- Environmental Engineering Firm
- Environmental Science Firm
- Green Design Firm
- Transportation
- Facilities
- Airports
- Highways
- Dams and Reservoirs
- Education

#2

- Environment Firm
- Water Supply
- Water Treatment Lines and Aqueducts
- Wastewater Treatment Plants
- Hazardous Waste
- Chemical Remediation
- Mass Transit
- Bridges

#3

- Water Supply
- Marine and Ports
- Sewer and Waste
- Water Treatment and Desalination
- Healthcare
- Wind Power
- Clean Air Compliance
- Site Assessment and Compliance

#5

- Program Management

#6

- Green Contractor

We are a leader in environmental sustainability, social responsibility, and corporate governance. We embrace sustainability by striving to make a positive, lasting impact on society and the environment. Sustainability is at the core of what we do and how we operate—focusing on the environmental, social and governance impact of our business. Through our projects and our operations, we have both a significant opportunity and a responsibility to protect, enhance and restore the world’s natural and social systems.
We are committed to addressing the effects of climate change as a key priority for our sustainability program, including by advancing ambitious greenhouse gas emissions reduction targets. To this point, in fiscal 2022, we were among the first companies globally to have set net zero emissions reduction targets approved by the Science Based Targets Initiative (SBTi), which are designed to exceed the goals of the Paris Agreement on climate change and align with a 1.5-degrees warming scenario. These net zero emissions reduction goals include a near-term target to reduce Scope 1, 2 and 3 emissions by 50% by 2030 and a long-term target to reduce total emissions by 90% by 2040. Importantly, we have made strong progress on these targets already, with Scope 1 and 2 emissions down by 61% in fiscal 2022 as compared to our fiscal 2018 baseline, contributing to a total emissions reduction of 13% as compared to our baseline year. Our emissions reduction ambitions build upon our commitments as a signatory to the UN Global Compact.
In addition, we continue to invest in proprietary innovations and digital solutions to positively impact the planet. This includes a solution to combat globally pervasive emerging contaminants, such as our proprietary DE-FLUOROTM water treatment solution to destroy per and polyfluoroalkyl substances (PFAS) on-site. We are also leading on decarbonization measurement, biodiversity impact and re-wilding through our innovative work at the National Capital Laboratory (NCL) in the U.K., where we are restoring 100 acres of forest and reintroducing lost species. Our work at the NCL won the 2022 Verdantix Innovation Excellence Award for Sustainability Strategy Implementation for success in analyzing and measuring biodiversity impact.
Formation of Our Global ESG Council
We established an internal, enterprise-wide Global ESG Council in 2021 to coordinate and drive consistent execution of our ESG initiatives across AECOM. The Council’s functions include: (i) assessing the impact of the Company’s services and operations and advising on how the Company may enhance its ESG performance; (ii) advising on appropriate global ESG goals, commitments and targets; (iii) shaping the Company’s ESG policies and disclosure; (iv) assessing the potential impact of climate change on the Company’s services and operations and providing a global forum to share ideas on how the Company’s unique offerings and solutions can enable mitigation, adaptation and resilience to climate change that will develop and support buildings, infrastructure assets and communities; and (v) providing a framework for evaluating client opportunities to ensure that they align with our ESG objectives. The Council is composed of employees with relevant professional expertise and experience including strategic and market sector leadership; consulting expertise; operations; procurement, legal, investor relations, real estate and facilities management and other corporate functions. Our Board has oversight over ESG matters. Additional information regarding our ESG initiatives is located on the investor relations section of our website, at https://investors.aecom.com/esg.
Commitment to Our People (Human Capital Management)
Our principal asset is our employees, and a large percentage of our employees have technical and professional backgrounds and undergraduate and/or advanced degrees. At the end of our fiscal 2022, we employed approximately 50,000 people. We believe that the quality and level of service that our professionals deliver are among the highest in our industry.
We are committed to enhancing our position as a leading employer in our industry. The foundation of our continuing success is our ability to attract, recruit and retain the industry’s best, diverse talent by offering a compelling employee value proposition that promises competitive pay and benefits, flexibility and a foundation of learning and career growth, an inclusive culture that supports well-being and encourages collaboration and innovation, and a shared commitment to our values and purpose. This understanding informs our approach to managing our human capital resources. Our human capital objectives and initiatives are overseen by our Board as per our Corporate Governance Guidelines. This process was apparent in our action in 2022 to lead our industry through our comprehensive healthcare benefits and well-being programs in the U.S. by making a significant investment in our medical benefits. We prioritized reducing costs for those who need it most and cut our employees’ monthly health premium payments by up to 80%.
Health and safety.   Core to our corporate values is safeguarding our people and fostering a culture of caring that promotes the safety, personal security and wellbeing of our employees, contractors and business partners. We safeguard our people, projects and reputation by striving for zero employee injuries and illnesses, while operating and delivering our work responsibly and sustainably. We maintain our industry’s best-in-class lost workday case and recordable incident rates, and our safety performance is consistently recognized by key clients across the regions where we work as well as by recognized safety organizations. We have taken and will continue to take critical steps to keep our people, clients and communities safe from Covid-19 and other health and safety threats.
Equity, diversity and inclusion.   We are committed to advancing equity, diversity and inclusion in our organization and within our industry. We build safe and respectful work environments where our employees are invited to bring their talents, backgrounds and expertise to bear on some of the world’s most complex problems and where every person has the opportunity to thrive personally and professionally. We are advancing efforts globally in four key areas: 1) Building a workforce reflective of the communities we serve through our recruitment efforts, building leadership accountability, and partnering with nonprofit organizations and universities to build the talent pipeline for the future; 2) Enriching communities through pro-bono work, volunteerism, philanthropy and strategic partnerships; 3) Expanding understanding and empathy among employees through employee resource groups, ED&I events and celebrations, and family-friendly benefit policies; and 4) Prioritizing social equity and impact in every project we pursue and the innovative solutions we deliver.

Freedom to Grow.   As we move beyond the pandemic, we are continuing to evolve the way we work and offer our employees more freedom of movement and more choices in their personal and professional lives. Freedom to Grow is our global framework designed to support employees in finding the balance and flexibility they need to be their best and deliver for clients, and a key factor in our ability to attract and retain talent. Employees and managers can evaluate work schedules and locations and align on an arrangement that prioritizes client and team responsibilities while supporting individual needs and includes two-to-three days a week in the office as a requirement. Our Freedom to Grow program goes far beyond just when and where we work. We consider our people’s holistic experience, respecting diversity in work, communication and thinking styles.

Freedom to Grow Principles

Time
We are challenging the notion that 9-5 are our core hours of work.

Place
More freedom of movement helps you balance working in an AECOM office or client site and from home.

Task
You have freedom to do the task at hand in the way that suits you and your particular strengths.

Workstyle
Everyone is different and works differently. You work in a way that suits you while still meeting client and team needs.

Communicating
Life would be boring if we were all the same. You are encouraged to communicate in a way that comes naturally.

Thinking
You are free to think, problem solve and challenge the status quo in ways that you're best at.

Being
We have common values at AECOM but you are encouraged to express who you are when you come to work. This means all the little things that make up your unique personality.

Workplace of the future.   Drawing on the experiences of our teams and our clients during the pandemic, we developed a space and technology framework that allows for seamless connectivity between home offices, company offices and client sites, and a new global workplace design that accounts for reduced capacity requirements and prioritizes sustainability, collaboration and engagement. We are also advancing initiatives to enable the digital delivery of our work by establishing best practices and governance protocols for the digital reuse of core elements of the design process.
Technical and professional development.   We continue to invest in our people and programs that enrich our employees’ experience, foster a culture of collaboration and opportunity with an emphasis on global connectivity and leader effectiveness, and position AECOM as the best place to work in our industry. These efforts include offering competitive employee health and well-being programs to support employees and their families, expanding access to and developing professional and technical training programs, delivering new digital tools to enhance connectivity, networking and collaborations among employees, introducing four distinct career paths.
Our digital learning platform, AECOM University, delivers self-directed, personalized learning experiences for critical skill building, technical certification and continued education. We also provide high-quality, structured training programs through our Global Business Line Technical Academies, which are created by our global experts and business line leaders to deliver the latest technical training courses on key global topics, practices and markets that are relevant to our global business. A full range of professional development programs called Leadership at all Levels cultivates innovative thinkers, supportive managers, and impactful leaders through coaching and skill building at every career level. These programs are based on our four pillars of Leadership Capabilities, which outline the behaviors we want our leaders to demonstrate and exemplify for the collective success as an organization.

CEO and Executive Succession
Business Leader Development and Succession
High-Potential Development
Effective Managers
Professional Foundations

Purpose and impact.   As the world’s trusted infrastructure consulting firm and a leader in ESG, we are determined and well-positioned to deliver positive, impactful and Sustainable Legacies for our company, our communities and our planet. Through strategic nonprofit partnerships, pro-bono work, skills-based volunteering and philanthropy, our Blueprint for a Better World corporate responsibility platform is focused on delivering access to safe and secure infrastructure to those who need it most, creating opportunity for the leaders of tomorrow and protecting our planet so that our company can fulfill its purpose of delivering a better world. As part of the Blueprint pro-bono program, our technical experts partnered with nonprofit organizations in their local communities to provide critical design, engineering and infrastructure solutions. In addition, we have maintained our commitment to our enterprise strategic nonprofit partners — Engineers Without Borders and Water for People.
Workplace Accolades:

13355 NOEL ROAD, SUITE 400
DALLAS, TEXAS 75240
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
MARCH 31, 2023
Introduction
This Proxy Statement is furnished in connection with the solicitation of proxies, on behalf of the Board of Directors of AECOM, a Delaware corporation (“we,” “our,” the “Company” or “AECOM”), for use at our 2023 Annual Meeting of Stockholders (“2023 Annual Meeting”) to be held on March 31, 2023, at 10:00 a.m. Central Time, or at any adjournment or postponement thereof. At the 2023 Annual Meeting, you will be asked to consider and vote on the matters described in this Proxy Statement and in the accompanying notice. The 2023 Annual Meeting will be held virtually online. You will be able to attend the annual meeting, vote, and submit questions during the meeting by visiting www.meetnow.global/M75RT22. Only common stockholders of record at the close of business on January 30, 2023, which is the record date for the 2023 Annual Meeting, are permitted to vote at the 2023 Annual Meeting and any adjournment or postponement thereof.
The Company’s Board of Directors (the “Board of Directors” or “Board”) is soliciting your vote to:
1.
Elect each of the 8 director nominees named in this Proxy Statement to the Company’s Board of Directors to serve until the Company’s 2024 Annual Meeting of Stockholders.

2.
Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2023.

3.
Approve the Company’s executive compensation, on an advisory basis.

4.
Advise on the frequency of future advisory votes on the Company’s executive compensation.

We utilize the U.S. Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this proxy process expedites stockholders’ receipt of proxy materials while also lowering the costs and reducing the environmental impact of our annual meeting. On January 30, 2023, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of January 30, 2023 and posted our proxy materials on the website referenced in the Notice. As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request proxy materials in printed form by mail or electronically by email on an ongoing basis.
The Notice of Internet Availability of Proxy Materials, Proxy Statement and our Annual Report on Form 10-K are available at investors.aecom.com.

Annual Meeting Information

Proxies

You may vote your shares at the 2023 Annual Meeting or by proxy if you are a record holder. There are three ways to vote by proxy: (1) on the Internet by following the instructions on the Notice or proxy card, (2) by telephone by calling 1-800-652-8683 and following the instructions on the Notice or proxy card or (3) by requesting a printed copy of the proxy materials and signing, dating and mailing the enclosed proxy card to the address accompanying your proxy materials. If your shares are held in the name of a bank, broker or another holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet and telephone voting will also be offered to stockholders owning shares through certain banks and brokers.
You may revoke your proxy at any time before it is exercised at the 2023 Annual Meeting by (1) giving our Corporate Secretary written notice of revocation, (2) delivering to us a signed proxy card with a later date, (3) granting a subsequent proxy through the Internet or telephone or (4) attending the 2023 Annual Meeting and voting. Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to AECOM, 13355 Noel Road, Suite 400, Dallas, Texas 75240, Attention: Corporate Secretary.
All shares represented by valid proxies received and not revoked before they are exercised will be voted in the manner specified in the proxy. Other than with respect to certain trustees who hold our shares in trust, if you submit proxy voting instructions but do not direct how to vote on each item, the persons named as proxies will vote in favor of each of the proposals. Our Board is unaware of any matters other than those described in this Proxy Statement that may be presented for action at our 2023 Annual Meeting. If other matters do properly come before our 2023 Annual Meeting, however, it is intended that shares represented by proxies will be voted in the discretion of the proxy holders.
If you are a beneficial owner and hold your shares in the name of a bank, broker or another holder of record and do not return the voting instruction card, the broker or another nominee may vote your shares on each matter at the 2023 Annual Meeting for which he or she has the requisite discretionary authority. Under applicable rules, brokers have the discretion to vote on routine matters, which include the ratification of the selection of the independent registered public accounting firm. Brokers will not have the discretion to vote on any of the other proposals presented at the 2023 Annual Meeting.

Solicitation of Proxies

We will pay the entire cost of soliciting proxies. In addition to soliciting proxies by mail and by the Internet, we will request banks, brokers and other record holders to send proxies and proxy materials to the beneficial owners of our common stock and to secure their voting instructions, if necessary. We will reimburse record holders for their reasonable expenses in performing these tasks. We have agreed to pay Georgeson LLC $15,000 plus reasonable expenses, costs and disbursements for various proxy solicitation services associated with the 2023 Annual Meeting. If necessary, we may use our regular employees, who will not be specially compensated, to solicit proxies from stockholders, whether personally or by telephone, letter or other means.

Record Date and Voting Rights

Our Board has fixed January 30, 2023 as the record date for determining the stockholders who are entitled to notice of, and to vote at, our 2023 Annual Meeting. Only common stockholders of record at the close of business on the record date will receive notice of, and be able to vote at, our 2023 Annual Meeting. As of the record date, there were 138,951,297 shares of our common stock outstanding held by 1,583 record holders. A majority of the stock issued and outstanding and entitled to vote must be present at our 2023 Annual Meeting, either in person or by proxy, in order for there to be a quorum at the meeting. Each share of our outstanding common stock entitles its holder to one vote. Shares of our common stock with respect to which the holders are present at our 2023 Annual Meeting but not voting, and shares for which we have received proxies but with respect to which holders of the shares have abstained, will be counted as present at our 2023 Annual Meeting for the purpose of determining whether a quorum exists. “Broker non-votes” will also be counted as present for the purpose of determining whether a quorum exists. Broker non-votes are shares of common stock held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner.
Our Board urges you to vote promptly by either (1) electronically submitting a proxy or voting instruction card over the Internet, (2) by telephone or (3) by delivering to us or to your broker, as applicable, a signed and dated proxy card.
Votes will be tabulated by the inspector of election appointed for the 2023 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Attending the Virtual Annual Meeting

Stockholders of record at the close of business on January 30, 2023, will be able to attend the annual meeting, vote, and submit questions during the 2023 Annual Meeting by visiting www.meetnow.global/M75RT22 at the meeting date and time. You should ensure that you have a strong internet connection wherever you intend to participate in the meeting. Please note that Internet Explorer is not a supported browser for accessing the virtual meeting website.
You should also give yourself enough time to log in and ensure that you can hear streaming audio prior to the start of the meeting. We encourage you to access the 2023 Annual Meeting online prior to the start time. The only item of information needed to access the virtual annual meeting from the website is the control number, which is the 15-digit number located in the shaded bar on the Notice you receive or on the proxy card.
Have the Notice or proxy card available when you access the website and then follow the instructions. If you are a stockholder of record, you are already registered for the virtual meeting. If you hold your shares beneficially, you must register in advance to attend the virtual meeting, vote, and submit questions. To register in advance, you must obtain a legal proxy from the broker, bank, or other nominee that holds your shares giving you the right to vote the shares. You must forward a copy of the legal proxy along with your email address to Computershare. Requests for registration should be directed to Computershare via email at legalproxy@computershare.com or by mail:
Computershare
AECOM Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
Requests for registration must be labeled as “Legal Proxy” and be received no later than 3:00 p.m., Central Time, on March 28, 2023.
Even if you plan to attend the virtual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.
Stockholders of record and beneficial owners who duly registered to attend the 2023 Annual Meeting will be able to vote their shares and submit questions at any time during the virtual meeting by following the instructions on the website referenced above. You will be able to vote your shares electronically while attending the 2023 Annual Meeting via the virtual meeting platform by following the instructions on the website. You may also submit questions in advance of the 2023 Annual Meeting beginning approximately two weeks prior to the meeting by logging into www.meetnow.global/M75RT22 and following the instructions on the website.
Our aim is to offer shareholders rights and participation opportunities during our virtual annual meeting that are comparable to those that have been provided at our past in-person annual meetings of shareholders, using online tools to facilitate shareholder access and participation. We will answer questions that comply with the meeting rules of conduct during the annual meeting of stockholders, subject to time constraints. If we receive substantially similar questions, we will group such questions together. Questions relevant to meeting matters that we do not have time to answer during the meeting will be posted to our website following the meeting. Questions regarding personal matters or matters not relevant to meeting matters will not be answered.
If you have technical difficulties or trouble accessing the virtual meeting, you can access support by calling 888-724-2416 (domestic) or +1-781-575-2748 (international).

Year End Reporting Convention

We report our results of operations based on 52- or 53-week periods ending on the Friday nearest September 30. For clarity of presentation, all periods are presented as if the fiscal year ended on September 30. Fiscal 2022 consisted of a 52-week period.

Majority Voting; Director Resignation Policy

In uncontested elections, directors will be elected by a majority of the votes cast, which means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director. In uncontested elections, any director who is not elected by a majority of the votes is expected to tender his or her resignation to the Nominating and Governance Committee (“Nominating Committee”). The Nominating Committee will recommend to the Board whether to accept or reject the resignation offer, or whether other action should be taken. The Board will act on the Nominating Committee’s recommendation within 90 days following certification of the election results.

Proposal 1
Election of Directors
We are nominating 8 directors for election to our Board, all of whom are current members of our Board that are standing for re-election at the 2023 Annual Meeting. Directors elected at the 2023 Annual Meeting will serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified. If a quorum is present at our 2023 Annual Meeting, the directors will be elected by a majority of the votes cast, which means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director, with any director who is not elected by a majority of the votes cast being expected to tender his or her resignation to the Nominating Committee. The Nominating Committee will recommend to the Board whether to accept or reject the resignation offer, or whether other action should be taken. The Board will act on the Nominating Committee’s recommendation within 90 days following certification of the election results.
Shares represented by proxies will be voted, if authority to do so is not withheld, for the election of each of the director nominees named in this Proxy Statement. The size of our Board is currently 10 directors. As previously announced, directors Diane Creel and Robert Card each notified us separately in November 2022 that they will not stand for re-election to the Board at the 2023 Annual Meeting. Accordingly, we are nominating 8 director nominees at the 2023 Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each of the nominees has consented to serve as a director if elected, and management has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director, except as set forth in the remainder of this paragraph. In the event that any nominee is unavailable for re-election as a result of an unexpected occurrence, shares will be voted for the election of such substitute nominee as our Board may propose.

Director Qualifications

The Board believes that its members should collectively possess a combination of the skills, professional experience and diversity of backgrounds necessary to oversee the Company’s business. The Nominating Committee is responsible for developing and recommending Board membership criteria to the full Board for approval. The criteria, which are set forth in the Company’s Corporate Governance Guidelines, include the highest professional and personal ethics and values, commitment to enhancing stockholder value with sufficient time to effectively carry out his or her duties and business acumen. In considering director candidates, the Nominating Committee looks for business experience and skills, judgment, integrity, an understanding of such areas as finance, marketing, regulation and public policy and the absence of potential conflicts with the Company’s interests. In particular, the Nominating Committee seeks candidates that have skills/experience in the following areas, each of which it is views as particularly important: senior leadership experience, industry experience, public company experience, financial expertise, government/regulatory expertise and international expertise. The Nominating Committee believes that it is essential that Board members represent diverse viewpoints and backgrounds.
The Nominating Committee periodically reviews the appropriate skills and characteristics required of Board members in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of the Company’s stockholders. In conducting this assessment, the Nominating Committee considers diversity, skills and such other factors as it deems appropriate to maintain a balance of knowledge, experience and capabilities. This periodic assessment enables the Board to update the skills and experience it seeks in the Board, as a whole and in individual directors, as the Company’s needs evolve over time and to assess the effectiveness of efforts at pursuing diversity. From time to time, while identifying director candidates, the Nominating Committee may establish specific skills and experience that it believes the Company should seek to constitute a balanced and effective Board.
Further, the Company’s Corporate Governance Guidelines provide that the Board should be comprised of individuals with diverse backgrounds and perspectives and should include representation of individuals from underrepresented communities, including people of different genders, experiences, ages, races and ethnic backgrounds.

Board Diversity

As part of our efforts to promote diversity on our Board, nominees for election as directors at the 2023 Annual Meeting include three women, including one African American woman, and one director who self-identifies as LGBTQ+.

Board Skills and Experience
Board members should possess a combination of the skills, professional experience and diversity of backgrounds necessary to oversee AECOM’s business. The following sections summarize the specific skills, professional experience and background information of each director nominee that led the Board of Directors to conclude that each such person should serve on the Board of Directors.
	Bradley W. Buss	Lydia H. Kennard	Kristy Pipes	Troy Rudd	Douglas W. Stotlar	Daniel R. Tishman	Sander van ’t Noordende	General Janet C. Wolfenbarger
Corporate Governance Considerations
Independent Director	✓		✓		✓	✓	✓	✓
Financially Literate (NYSE Rules)	✓	✓	✓	✓	✓	✓	✓	✓
Experience
Senior Leadership	✓	✓	✓	✓	✓	✓	✓	✓
Chief Executive Officer (CEO)		✓		✓	✓	✓	✓
Public Company (Board or Executive)	✓	✓	✓	✓	✓		✓
Government		✓						✓
International Operations	✓		✓	✓	✓		✓	✓
Strategic Experience
Financial	✓	✓	✓	✓	✓	✓	✓
Industry / Project Delivery		✓		✓		✓	✓	✓
Infrastructure		✓		✓		✓
Regulatory		✓		✓	✓	✓		✓
Strategy & Business Development	✓	✓	✓	✓	✓	✓	✓
Customer Experience		✓		✓	✓	✓	✓
Talent & Organization Development	✓	✓	✓	✓	✓	✓	✓	✓
Risk Management	✓	✓	✓	✓	✓	✓	✓	✓

Nominees for Election at the 2023 Annual Meeting
Nominees for Directors
The following section sets forth certain background information on the 8 nominees for election as directors as well as each individual’s specific experience, qualifications and skills that led our Board to conclude that each such director nominee should serve on our Board. As previously announced, Ms. Creel and Mr. Card will not stand for re-election at the 2023 Annual Meeting.
Bradley W. Buss Age: 59 Director Since: 2020 Board Committees: • Compensation and Organization • Nominating and Governance (Chair)
Mr. Buss brings to our Board executive experience and extensive financial and accounting expertise with both public and private technology-focused companies in diverse industries. Mr. Buss’ prior experience as the Chief Financial Officer of publicly-traded companies and his prior and current service on public company boards enable him to provide valuable insight to our Board on issues that impact public companies.
Business Experience
SolarCity Corporation
•
Chief Financial Officer (2014 – 2016)

Cypress Semiconductor Corporation
•
Chief Financial Officer (2005 to 2014)

Public Boards
QuantumScape Corporation (2020 – Present)
Marvell Technology, Inc. (2018 – Present)
TuSimple (2020 – 2022)
Advance Auto Parts, Inc. (2016 – 2021)
Cavium, Inc. (2016 – 2018)
Tesla, Inc. (2009 – 2019)
Private Boards and Community Service
Diamond Foundry (2018 – Present)
Education
Bachelor of Arts, Economics (McMaster University)
Business Administration Degree, Majoring in Finance and Accounting (University of Windsor)

Lydia H. Kennard Age: 68 Director Since: 2020
Ms. Kennard brings to our Board more than 40 years of executive and operational experience in real estate development and construction management. From her service on multiple public company boards, she adds important insights into operational requirements and challenges faced by public companies.
Business Experience
KDG Construction Consulting
•
Founder and Chief Executive Officer (1980 – 1994 and 2007 – Present)

KDG Aviation, LLC
•
Principal (2007 – Present)

Quality Engineering Solutions
•
President and CEO (2021 – Present)

Los Angeles World Airports
•
Executive Director (1999 – 2003 and 2005 – 2007)

Public Boards
Vulcan Materials Company (2022 – Present)
Freeport-McMoRan Inc. (2013 – Present)
Prologis, Inc. (2004 – Present)
Healthpeak Properties, Inc. (2018 – 2022)
URS Corporation (2007 – 2014)
Intermec Corporation (2003 – 2013)
Private Boards and Community Service
The University of Southern California, Life Trustee
Audit Committee of the Annenberg Foundation (2015 – Present)
Unihealth Foundation (1995 – Present)
California Air Resources Board (2004 – 2011)
Education
Bachelor of Arts, Urban Planning and Management (Stanford University)
Master’s Degree, City Planning (Massachusetts Institute of Technology)
Juris Doctor (Harvard Law School)

Kristy Pipes Age: 63 Director Since: 2022 Board Committee: • Audit (Chair)
Ms. Pipes brings to our Board extensive management, financial and accounting experience, having held several senior leadership positions throughout her career including most recently as Managing Director and CFO at Deloitte Consulting. From her service on multiple public company boards across a variety of sectors, she adds valuable insights into operational requirements and the unique challenges faced by public companies
Business Experience
Deloitte Consulting
•
Managing Director and Chief Financial Officer (2015 – 2019)

•
Various leadership roles (1999 – 2014)

Transamerica Life Companies
•
Vice President and Manager, Finance Division (1996 – 1999)

Public Boards
EXLService (2021 – Present)
Public Storage (2020 – Present)
PS Business Parks (2019 – July 2022)
Private Boards and Community Service
Savers/Value Village (2021 – Present)
Education
Bachelor of Arts, Business Economics (University of California, Los Angeles)
Master of Business Administration (University of California, Los Angeles)

Troy Rudd Age: 58 Director Since: 2020
Mr. Rudd brings to our Board a critical vantagepoint as Chief Executive Officer of the Company and, accordingly, the director closest to the Company’s day-to-day operations. Mr. Rudd has extensive executive experience in the engineering, design and construction sector, professional services sector, finance, public company matters, international business, strategic planning, and mergers and acquisitions.
Business Experience
AECOM
•
Chief Executive Officer and Director (2020 – Present)

•
Chief Financial Officer (2015 – 2020)

•
Chief Operating Officer, Design Consulting Services (“DCS”) Americas and Chief Financial Officer, DCS Global (2014 to 2015)

•
Senior Vice President, Corporate Finance and Treasurer (2012 – 2015)

•
Vice President, Financial Planning and Analysis (2009 – 2012)

KPMG LLP (1998 – 2009)
•
Partner

Public Boards
AECOM (2020 – Present)
Private Board and Community Service
SMU Lyle School of Engineering Executive Board (2023 – Present)
Education
Bachelor of Science (University of British Columbia)
Master of Science, Taxation (Golden Gate University)

Douglas W. Stotlar Age: 62 Director Since: 2014 • Chairman of the Board Board Committee: • Audit • Nominating and Governance
Mr. Stotlar brings to our Board substantial knowledge of the transportation sector. As a former Chief Executive Officer of a public company, Mr. Stotlar contributes valuable experience with corporate governance practices, labor and stockholder relations matters, as well as current legal and regulatory requirements and trends.
Business Experience
Con-way Inc.
•
President, Chief Executive Officer and Director (2005 – 2015)

Con-way Transportation Services Inc.
•
President and Chief Executive Officer (2004 – 2005)

•
Executive Vice President and Chief Operating Officer (2002 – 2004)

•
Executive Vice President of Operations (1997 – 2002)

Public Boards
Reliance Steel & Aluminum Co. (2016 – Present)
LSC Communications, Inc. (2016 – 2021)
URS Corporation (2007 – 2014)
Private Board and Community Service
Grieve Well (2009 – Present)
Stone Canyon Industries, LLC (2016 – Present)
Mauser Packaging Solutions (2017 – Present)
Reddy Ice (2019 – Present)
Education
Bachelor of Science, Business (The Ohio State University)

Daniel R. Tishman Age: 67 Director Since: 2010 Board Committee: • Compensation and Organization (Chair)
Mr. Tishman brings to our Board strong knowledge, management, and operational experience in the real estate and construction management industry in particular on large-scale development projects such as the rebuilding of the World Trade Center site in New York City and other major projects.
Business Experience
Tishman Holdings Corporation
•
Chairman and Executive Vice President (1997 – Present)

Tishman Construction Corporation
•
Chairman of the Board and Chief Executive Officer (1991 – 2010)

AECOM
•
Vice-Chairman (2010 – March 20181)

Private Boards and Community Service
NexWave Capital Partners LLC (2008 – Present)
Montefiore Medicine (2018 – Present)
Real Estate Board of New York (2014 – Present)
National September 11 Memorial & Museum (2005 – Present)
Education
Bachelor of Science, Ecology and Planning (Evergreen State College)
Master of Science, Environmental Studies (Lesley College)

Sander van ’t Noordende Age: 59 Director Since: 2021 Board Committee: • Compensation and Organization
As the CEO of Randstad, a global talent company, Mr. van ’t Noordende brings to our Board deep leadership experience in the human and professional services sectors. Before Randstad he served on Accenture’s global management committee for 13 years.
Business Experience
Randstad
•
CEO (2022 – Present)

•
Member of Executive Board (Jan – March 2022)

•
Member of Supervisory Board (2021)

Accenture
•
Products Operating Group, Group Chief Executive (2013 – 2020)

•
Management Consulting, Group Chief Executive (2011 – 2013)

•
Resources Operating Group, Group Chief Executive (2006 – 2011)

•
Various leadership roles (1987 – 2006)

Public Boards
Randstad (2021 – Present)
Micro Focus (2020 – 2022)
Private Board and Community Service
Virtusa (5/2021 – 12/2021)
Out and Equal (2021)
Education
Master’s Degree, Industrial Engineering, specializing in Finance and Marketing (Eindhoven University of Technology, Netherlands)

1
Mr. Tishman’s status as an employee and officer of the Company ended in March 2018, which is five years prior to the date of the 2023 Annual Meeting.

Gen. Janet C. Wolfenbarger Age: 64 Director Since: 2015 Board Committee: • Nominating and Governance
General Wolfenbarger brings to our Board a distinguished career as a senior leader in the military, including serving as the Air Force’s first female four-star general. In addition to significant international experience, these qualifications provide our Board with valuable government-related expertise supportive of the company’s global business operations and public-sector client roster.
Public Service
Air Force Materiel Command, Wright-Patterson Air Force Base
•
Commander, Air Force Materiel Command (2012 – 2015)

•
Commander, C17 Systems Group for the Aeronautical Systems Center (2002 – 2005)

•
Director, B2 System Program Office (2000 – 2002)

Pentagon
•
Military Deputy to the Assistant Secretary of the Air Force for Acquisition (2011 – 2012)

•
Service’s Director of the Acquisition Center of Excellence (2005 – 2006)

Private Boards and Community Service
FIRST (For Inspiration and Recognition of Science and Technology) (2022 – Present)
Potomac Institute for Policy Studies (2021 – Present)
Massachusetts Institute of Technology Corporation (2020 – Present)
KPMG LLP (2018 – Present)
Falcon Foundation (2016 – Present)
Education
Bachelor of Science, Engineering Sciences (U.S. Air Force Academy)
Master of Science, Aeronautics and Astronautics (Massachusetts Institute of Technology)
Master of Science, National Resource Strategy (National Defense University)

Vote Required and Recommendation of the Board of Directors

Directors are elected by a majority of the votes cast for and against by holders of shares entitled to vote at the 2023 Annual Meeting. This means that for each director the number of votes cast “FOR” the director must exceed the number of votes cast “AGAINST” the director. Abstentions and broker non-votes will not be considered votes cast.
The Board of Directors recommends that you vote FOR the election of each nominee for director.

Proposal 2
Ratification of Selection of Independent
Registered Public Accounting Firm
The Audit Committee of our Board has retained Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending September 29, 2023. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since 1990. A representative of Ernst & Young LLP is expected to be present at the 2023 Annual Meeting, will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.

Reasons for the Proposal

The selection of our independent registered public accounting firm is not required to be submitted for stockholder approval, but the Audit Committee of our Board is seeking ratification of its selection of Ernst & Young LLP from our stockholders as a matter of good corporate practice. If stockholders do not ratify this selection, the Audit Committee of our Board will reconsider its selection of Ernst & Young LLP and will, in its sole discretion, either continue to retain this firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the Company’s best interests and the best interests of our stockholders.

Reasons for Recommendation to Appoint Ernst & Young as the Company’s Independent Registered Public Accounting Firm

As with previous years, the Audit Committee undertook a review of Ernst & Young LLP in determining whether to select Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2023 and to recommend ratification of its selection to the Company’s stockholders. In that review, the Audit Committee considered a number of factors including:
•
continued independence of Ernst & Young LLP;

•
length of time Ernst & Young LLP has been engaged by the Company;

•
senior management’s assessment of Ernst & Young LLP’s performance;

•
audit and non-audit fees;

•
capacity to appropriately staff the audit;

•
geographic and subject matter coverage;

•
lead audit engagement partner performance;

•
overall performance;

•
qualifications and quality control procedures; and

•
whether retaining Ernst & Young LLP is in the best interests of the Company and its stockholders.

Based upon this review, the Audit Committee believes that Ernst & Young LLP is independent and that it is in the best interests of the Company and our stockholders to retain Ernst & Young LLP to serve as our independent registered public accounting firm for fiscal year 2023.
In accordance with the Sarbanes Oxley Act and the related SEC rules, the Audit Committee limits the number of consecutive years an individual partner may serve as the lead audit engagement partner to the Company. The maximum number of consecutive years of service in that capacity is five years. The current lead audit engagement partner is in his second year in that role.

Vote Required and Recommendation of the Board of Directors

The ratification of our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote on the proposal at the 2023 Annual Meeting. Abstentions will be counted as present and will have the effect of a vote against the proposal. Brokers have discretion to vote on the ratification of our independent registered public accounting firm and, as such, no votes on this proposal will be considered broker non-votes.
The Board of Directors recommends that you vote FOR the ratification of Ernst & Young LLP.

Proposal 3
Advisory Resolution to Approve
Executive Compensation
In accordance with Section 14A of the Exchange Act, we are asking our stockholders to approve, on an advisory basis, AECOM’s executive compensation as reported in this Proxy Statement.
At AECOM, executive compensation plans are driven by both short- and long-term financial performance metrics that are designed to incentivize our Named Executive Officers (NEOs) to maximize long-term stockholder value creation. As such, based on direct stockholder feedback, AECOM’s executives are incentivized via an annual cash bonus plan and the grant of certain long-term equity awards that now include without limitation the following performance metrics: adjusted earnings per share, cash flow, return on invested capital, and relative total shareholder return.
We urge stockholders to read the “Compensation Discussion and Analysis” section in this Proxy Statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the “Summary Compensation Table” and related compensation tables and narrative, which provide detailed information on the compensation of our NEOs. The Compensation and Organization Committee (“Compensation Committee”) and the Board believe that the policies, procedures and programs articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our NEOs reported in this Proxy Statement has supported and contributed to the Company’s success.
We are asking stockholders to approve the following advisory resolution at the 2023 Annual Meeting:
RESOLVED, that the stockholders of AECOM approve, on an advisory basis, the compensation of the Company’s Named Executive Officers set forth in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company’s 2023 Annual Meeting of Stockholders.
This advisory resolution, commonly referred to as a “Say-on-Pay” resolution, is nonbinding on the Company, the Board and the Compensation Committee and will not be construed as overruling a decision by, nor creating nor implying any additional fiduciary duty for the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee will review and consider the voting results on this proposal when evaluating our executive compensation program.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the 2023 Annual Meeting is required to approve the advisory resolution on the Company’s executive compensation. Abstentions will be counted as present and will have the effect of a vote against the proposal. Broker non-votes will not be counted as participating in the voting on the proposal and will therefore have no effect on the outcome of the vote on the proposal.
The Board of Directors recommends that you vote FOR the advisory resolution to approve executive compensation.

Proposal 4
Frequency of Future Advisory Votes on
Executive Compensation

Overview

We currently provide an advisory vote on executive compensation at least once a year. Section 14A of the Exchange Act requires us to ask stockholders, every six years, to vote on whether future advisory votes on executive compensation should occur every year, every two years or every three years. The Company’s stockholders were provided with the opportunity to vote on the frequency of “Say-on-Pay” votes in 2017. The stockholders voted in favor of holding “Say-on-Pay” votes annually and the Board adopted this standard.
The Board recommends that advisory votes on executive compensation continue to occur every year (annually). We believe that this frequency is appropriate at this time for a number of reasons, including:
•
A shorter frequency is consistent with our current practice as well as the expectations of our investors for greater accountability on executive compensation decisions; and

•
A shorter frequency provides our stockholders with additional opportunities to communicate their views as to whether we are meeting our pay for performance alignment objectives.

Stockholders will be able to specify one of four choices for this proposal on the proxy card: three years, two years, one year or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs. The Board will disclose its position on the frequency of future advisory votes on executive compensation on our website at www.aecom.com.

Vote Required and Recommendation of the Board of Directors

Stockholders may vote to (i) hold the vote every year, (ii) hold the vote every two years, (iii) hold the vote every three years or (iv) abstain on the proposal. The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the proposal at the 2023 Annual Meeting will be required to approve, on an advisory basis, the frequency of holding the advisory vote on the Company’s executive compensation. Abstentions will be counted as present and will have the effect of a vote against the proposal. Broker non-votes will not be counted as participating in the voting on the proposal and will therefore have no effect on the outcome of the vote on the proposal.
The Board of Directors recommends that you vote to conduct future advisory votes on the Company’s executive compensation every year (annually).

Corporate Governance

Board Meetings

During our fiscal year ended September 30, 2022, our Board met five times, the Audit Committee met five times, the Compensation Committee met three times, the Nominating Committee met four times and the Safety, Risk and Sustainability Committee met four times. Each incumbent director attended 100% of (except for two directors who attended more than 75% of) the aggregate of (1) the total number of meetings of our Board and (2) the total number of meetings held by all standing committees of the Board on which he or she served during fiscal year 2022.

Director Independence

Six of the eight director nominees are independent directors as defined in accordance with the listing standards of the NYSE. These standards provide that a director is independent only if our Board affirmatively determines that the director has no direct or indirect material relationship with the Company. They also specify various relationships that preclude a determination of director independence. Material relationships may include commercial, industrial, consulting, legal, accounting, charitable, family and other business, professional and personal relationships.
Applying these standards, our Board, upon the recommendation of our Nominating Committee, annually reviews the independence of our directors. In its most recent review, our Board considered, among other things, the employment relationships between the Company and our directors and their families; the other specific relationships that would preclude a determination of independence under the NYSE independence rules; any affiliation of the Company’s directors and their families with the Company’s independent registered public accounting firm, compensation consultants, legal counsel and other consultants and advisors; any transactions with directors and members of their families that would require disclosure in this Proxy Statement under U.S. Securities and Exchange Commission (“SEC”) rules regarding related party transactions; and the amount of our contributions to non-profit organizations of which some of our directors or members of their families are associated.
The Board determined that the following director nominees are independent as determined by the standards of the NYSE: Bradley W. Buss, Kristy Pipes, Douglas W. Stotlar, Daniel R. Tishman, Sander van ’t Noordende and General Janet C. Wolfenbarger.

Board Leadership Structure

The roles of Chairman and Chief Executive Officer have been separated since August 2020. This leadership structure gives primary responsibility for the operational leadership and strategic direction of the Company to our Chief Executive Officer, while the Chairman of the Board facilitates our Board’s independent oversight of management and promotes communication between management and our Board.
The Board has been, and continues to be, a proponent of Board independence. The Company’s corporate governance structures and practices provide for a strong, independent Board and include several independent oversight mechanisms, including only independent directors serving as committee chairs and the directors’ and committees’ ability to engage independent consultants and advisors. The Audit, Compensation and Nominating Committees are composed entirely of independent directors.

Executive Sessions

Executive sessions of non-employee directors are included on the agenda for every regularly scheduled Board and committee meeting and, during fiscal year 2022, executive sessions were held at each regularly scheduled Board and committee meeting. Executive sessions are chaired by the Chairman during Board meetings, and by the respective Committee Chair during committee meetings.

Board’s Role in Risk Oversight

The Board plays an active role, both as a whole and at the committee level, in overseeing management of the Company’s risks. Management is responsible for the Company’s day-to-day risk management activities. The Company relies on a comprehensive risk management process to aggregate, monitor, measure and manage risks. The risk management process is designed to enable the Board to establish a mutual understanding with management of the effectiveness of the Company’s risk management practices and capabilities, to review the Company’s risk exposure and to elevate certain key risks for discussion at the Board level. The full Board monitors risk through regular reports from each of the committee chairs and is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters, as disclosed in the below chart:

Board of Directors
Oversees major risks, including risks related to strategy, business portfolio, human capital, management succession, sustainability, cybersecurity and safety.
Audit Committee
• Review AECOM's guidelines and policies with respect to risk assessment and risk management
• Review the integrity of the organization's financial reporting process
• Monitor and oversee AECOM's compliance with respect to applicable laws and legal compliance matters
• Oversee major litigation and investigations
Compensation and Organization Committee
• Oversee an annual assessment of risk relating to AECOM's compensation policies, programs and practices and report to the Board on the results of this assessment
Nominating and Governance Committee
• Develop and recommend to the Board for adoption the Corporate Governance Guidelines and codes of conduct and ethics applicable to AECOM
• Oversee AECOM's Government compliance activities and code of conduct and other compliance and ethics matters
• Oversee board succession
• Oversee lobbying and political activity

We believe the division of risk management responsibilities described above provides an effective framework for evaluating and addressing the risks facing the Company, and that our Board leadership structure supports this approach because it allows our independent directors, through the independent committee chairs, to exercise effective oversight of the actions of management.

Risk Assessment of Compensation Policies and Practices

In fiscal year 2022, the Compensation Committee’s independent consultant, Exequity LLP, conducted a risk assessment of the Company’s compensation policies and practices as they apply to all employees, including executive officers. Exequity LLP reviewed the design features and performance metrics of our cash and stock-based incentive programs, along with the approval mechanisms associated with each, to determine whether any of these policies and practices could create risks that are reasonably likely to have a material adverse effect on the Company.
As part of the review, several factors were noted that reduce the likelihood of excessive risk-taking:
•
Our compensation mix is balanced among fixed components such as salary and benefits, annual incentive payments and long-term incentives, including Performance Earning Program (“PEP”) awards and restricted stock units (“RSU”) granted under our stockholder-approved 2020 Stock Incentive Plan, which typically vest or are earned over three years.

•
The Compensation Committee has ultimate authority to determine, and reduce, if appropriate and consistent with applicable arrangements, compensation provided to our executive officers, including each of the NEOs.

•
The Compensation Committee, under its charter, has the authority to retain any advisor it deems necessary to fulfil its obligations and has engaged Exequity LLP as its independent consultant. Exequity performs services for the Compensation Committee as described in the “Compensation Discussion and Analysis” section of this Proxy Statement.

•
Our annual incentive programs for employees are funded in the aggregate based on the results of key financial metrics. Individual payouts are based on a combination of financial metrics as well as qualitative factors.

•
Our long-term equity incentive awards, including PEP awards and restricted stock units granted under our stockholder-approved 2020 Stock Incentive Plan, are all approved by either the Compensation Committee for our executive officers or by our Chief Executive Officer for nonexecutive officers.

•
Our NEOs are subject to stock ownership guidelines, our insider trading policy and our clawback policy.

Based on this assessment, the Company concluded that its compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Committees of the Board of Directors

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. In accordance with NYSE regulations, each member of the Audit Committee, the Compensation Committee, and the Nominating Committee has been determined by our Board to be “independent.” The committees operate under written charters that are available for viewing on the “Corporate Governance” area of the “Investors” section of our website at www.aecom.com. The members of each of the standing committees at the time of this filing are as follows:
Audit Committee
Kristy Pipes, Chair
Robert G. Card(1)
Diane C. Creel(1)
Douglas W. Stotlar

(1)
In November 2022, Ms. Creel and Mr. Card notified us separately of their decision not to stand for re-election at the 2023 Annual Meeting. Ms. Creel and Mr. Card will continue to serve as directors until the expiration of their terms at the 2023 Annual Meeting.

Compensation and Organization Committee
Daniel R. Tishman, Chair
Bradley W. Buss
Sander van ’t Noordende
Nominating and Governance Committee
Bradley W. Buss, Chair
Diane C. Creel(1)
Douglas W. Stotlar
General Janet C. Wolfenbarger

(1)
In November 2022, Ms. Creel notified us of her decision not to stand for reelection at the 2023 Annual Meeting. Ms. Creel will continue to serve as a director until the expiration of her term at the 2023 Annual Meeting.

Audit Committee.   The Audit Committee, which is composed solely of independent directors as defined under Rule 10A-3(b)(1) of the rules of the U.S. Securities and Exchange Commission and the regulations of the NYSE, appoints the Company’s independent auditors, reviews the results and scope of the audit of our financial statements as well as other services provided by our independent auditors, reviews and approves audit fees and all non-audit services as well as reviews and evaluates our audit and control functions, including our internal audit function. Our Board has determined that Ms. Pipes, Chair of the Audit Committee qualifies as an “audit committee financial expert” as defined by the rules under the Exchange Act. The “Report of the Audit Committee of the Board of Directors” is included in this Proxy Statement. Our Audit Committee held 5 meetings during fiscal year 2022.

Compensation and Organization Committee.   The Compensation Committee, which is composed solely of independent directors as defined under the regulations of the NYSE, oversees our compensation plans. Such oversight includes decisions regarding executive management salaries, incentive compensation and long-term compensation plans, as well as Companywide equity plans for our employees. Grants of equity awards by the Compensation Committee under our compensation plans are approved solely by directors who are “Non-Employee Directors” within the meaning of Rule 16b-3 under the Exchange Act. This committee also reviews the Board’s compensation plan for non-employee directors and determines whether independent compensation consultants should be utilized. For further information regarding the Compensation Committee’s processes and procedures for determining executive and nonemployee director compensation, see the “Compensation Discussion and Analysis” section of this Proxy Statement. The “Report of the Compensation and Organization Committee of the Board of Directors” is included in this Proxy Statement. Our Compensation Committee held 3 meetings during fiscal year 2022.
Nominating and Governance Committee.   The Nominating Committee is composed solely of independent directors as defined under the regulations of the NYSE and is responsible for recruiting and retaining qualified persons to serve on our Board, including recommending such individuals to the Board for nomination for election as directors; for evaluating director independence; and for oversight of our compliance activities. The Nominating Committee also considers written suggestions from stockholders, including potential nominees for election, and oversees other governance programs such as the Company’s Corporate Governance Guidelines. This committee also conducts performance evaluations for directors being elected at each annual meeting of stockholders, and engages in succession planning for the Board and key leadership roles on the Board and its committees. Our Nominating Committee held 4 meetings during fiscal year 2022.
Safety, Risk and Sustainability Committee.   During fiscal 2022 the Safety, Risk and Sustainability Committee oversaw our corporate risk management, safety and sustainability programs and reviews the Company’s overall policies regarding safety, cybersecurity, enterprise risk management, and environmental, social and governance (ESG) programs and activities. Our Safety, Risk and Sustainability Committee held 4 meetings during fiscal year 2022. In September 2022, the Board assumed the responsibilities of this committee.

Corporate Governance Guidelines

Our Board has adopted the Corporate Governance Guidelines, which set forth several important principles regarding our Board and its committees, including Board of Director membership criteria as well as other matters. Our Corporate Governance Guidelines are available for viewing on the “Corporate Governance” area of the “Investors” section of our website at www.aecom.com.

Codes of Conduct and Ethics

We have adopted a Code of Conduct that describes the professional, legal, ethical, financial and social responsibilities of all of our directors, officers and employees. We require all of our directors, officers and employees to read and acknowledge the Code of Conduct, and we provide regular compliance. Our directors, officers and employees are also encouraged to report suspected violations of the Code of Conduct through various means, including a toll-free hotline available 24 hour, 7 days a week in multiple languages, and they may do so anonymously. We do not tolerate acts of retaliation against anyone who makes an honest and sincere report of a possible violation of law or of our Code of Conduct or policies, or who participates in an investigation of possible wrongdoing. Many countries have enacted legislation to protect those who report misconduct, and we enforce any applicable protections afforded by such laws.
We also obtain year end affirmations from management personnel confirming compliance with the Code of Conduct. If we make substantive amendments to the Code of Conduct or grant any waiver, including any implicit waiver, to our principal executive, financial or accounting officer or persons performing similar functions or any director, we will disclose the nature of such amendment or waiver in a press release, on our website and/or in a report on Form 8-K in accordance with applicable rules and regulations. In addition, we have a separate Code of Ethics for Senior Financial Officers that specifies the required standards of conduct for employees with financial reporting responsibilities. We also have an Anticorruption Policy that provides specific guidance to help ensure that lawful and ethical business practices are followed while our employees conduct business anywhere in the world. Our various policies are available for viewing on the “Ethics and Compliance” section of our website at www.aecom.com and in print to any stockholder that requests it. Any such request should be addressed to AECOM, 13355 Noel Road, Suite 400, Dallas, Texas 75240, Attention: Corporate Secretary.

Communications with the Board of Directors

Our stockholders or other interested parties may communicate with our Board, a committee of our Board or one or more directors by sending a letter addressed to the Board, a committee of our Board or one or more directors to AECOM, 13355 Noel Road, Suite 400, Dallas, Texas 75240, Attention: Corporate Secretary. All communications will be compiled by our Corporate Secretary and forwarded to the Board, the committee or the director, as appropriate.

Director Nominations, Board Refresh and Succession Planning

The Nominating Committee is charged with identifying, reviewing and recommending to the Board qualified individuals to become directors and regularly assessing the size and composition of the Board and recommending any changes to the Board. The Nominating Committee also engages in succession planning for the Board and key leadership roles on the Board and its committees.
The Nominating Committee reviews the appropriate skills and characteristics required of Board members in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of the Company’s stockholders. In conducting this assessment, the Nominating Committee considers diversity, skills and such other factors as it deems appropriate to maintain a balance of knowledge, experience and capabilities. This periodic assessment enables the Board to update the skills and experience it seeks in the Board, as a whole and in individual directors, as the Company’s needs evolve over time and to assess the effectiveness of efforts at pursuing diversity. From time to time, while identifying director candidates, the Nominating Committee may establish specific skills and experience that it believes the Company should seek to constitute a balanced and effective Board.
It is our belief that members of the Board should have the highest professional and personal ethics and values. We believe that the Board should be comprised of individuals who are committed to enhancing stockholder value with sufficient time to effectively carry out their duties. While all directors should possess business acumen, the Board endeavors to include an array of targeted skills and experience in its overall composition. Criteria that the Nominating Committee looks for in director candidates include business experience and skills, judgment, integrity, an understanding of such areas as finance, marketing, regulation, end markets and public policy and the absence of potential conflicts with the Company’s interests. In particular, the Nominating Committee seeks candidates that have the following key skills and experience, each of which it is views as particularly important:
•
senior leadership experience;

•
industry experience;

•
public company experience;

•
financial expertise;

•
government/regulatory expertise; and

•
international expertise.

The Nominating Committee believes that it is essential that Board members represent diverse viewpoints and backgrounds. In identifying and selecting individuals, the Board and the Nominating Committee consider diversity, age, gender, skills, and such other factors as they deem appropriate to maintain a balance of knowledge, experience and capability. In addition, the Nominating Committee believes the Board should encompass individuals with diverse backgrounds and perspectives and representation of individuals from underrepresented communities. Diversity is an important consideration in the director nomination process because the Board believes that people of different genders, experiences, ages, races and ethnic backgrounds can contribute different, useful perspectives, while collaborating effectively to further the Company’s objectives.

Our Nominating Committee will consider stockholder nominations for directors. The Nominating Committee evaluates any such nominees that are properly submitted using the same criteria it otherwise employs, as described in our Corporate Governance Guidelines. Any recommendation submitted by a stockholder must include the same information concerning the potential candidate as is required when a stockholder wishes to nominate a candidate directly. In addition, any such recommendation must be received in the same time frame as is required by our Bylaws when a stockholder wishes to nominate a candidate directly. To be timely, the notice must be received by the close of business no fewer than 90 and no more than 120 days prior to the date of the first anniversary of the preceding year’s annual meeting of stockholders. However, in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 30 days after such anniversary date, or no annual meeting was held in the preceding year, notice by the stockholder to be timely must be received no more than 120 days prior to the date of the annual meeting and not less than the later of the close of business (a) 90 days prior to the date of the annual meeting and (b) on the 10th day following the day on which public announcement of the date of such meeting was first made by the Company.
To be in proper form, the notice must, as to each person whom the stockholder proposes to nominate for election or re-election as a director, set forth all information concerning such person as would be required in a proxy statement soliciting proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and all written and signed representations and all completed and signed questionnaires required pursuant to our Bylaws. In addition, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is being made, the notice must also state the name and address, as they appear on the Company’s books, of such stockholder and such beneficial owner and the class or series and number of shares of the Company that are owned of record and beneficially by such stockholder and such beneficial owner.
As to the stockholder giving the notice, or if the notice is on behalf of a beneficial owner on whose behalf the nomination is being made, as to such beneficial owner, and if such beneficial owner is an entity, as to each control person of such entity, the notice must state the class or series and number of shares of the Company that are owned of record and beneficially by such stockholder or beneficial owner and by any control person, a description of any agreement, arrangement or understanding with respect to the nomination between such stockholder or beneficial owner and any other person and by any control person, including, without limitation, any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable) of the Exchange Act, and a description of any agreement, arrangement or understanding (including, without limitation, any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder, beneficial owner or control person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class or series of the Company’s capital stock, or maintain, increase or decrease the voting power of the stockholder, beneficial owner or control person with respect to shares of stock of the Company. Stockholders who wish to nominate candidates for director must do so pursuant to these procedures.

Board Self-Assessment

The Nominating Committee facilitates an annual assessment of the performance of the Board and its committees and coordinates reports of the annual results to the full Board for discussions. The Nominating Committee also recommends changes to improve the Board and its committees. In 2022, the Nominating Committee engaged an outside law firm to obtain input from each director on the performance of the Board and its committees.

Director Attendance at Annual Meetings

AECOM’s policy is for directors to attend our annual meetings of stockholders unless there are extenuating circumstances. All directors at the time of the meeting attended the 2022 Annual Meeting.

Director Compensation

Information regarding the compensation of our non-employee directors is discussed below in “Directors’ Compensation for Fiscal year 2022.”

Director Retirement Policy

Our Corporate Governance Guidelines provide that unless otherwise recommended by the Nominating Committee and approved by the Board, directors are expected to retire from the Board at the end of the term of service during which they turn 75 years of age.

Related Party Transaction Policy

We have adopted a written related party transaction policy, which covers transactions in excess of $120,000 between the Company and our directors, executive officers, 5% or greater stockholders and parties related to the foregoing, such as immediate family members and entities they control. The policy requires that any such transaction be considered and approved by our Audit Committee, except that if the transaction is less than $1 million, the Chair of the Audit Committee may approve such transaction. In reviewing such transactions, the policy requires the Audit Committee, or the Chair, as appropriate, to consider all of the relevant facts and circumstances available to the Audit Committee, including (if applicable) but not limited to the benefits to the Company, the availability of other sources for comparable products or services, the terms of the transaction and the terms available to unrelated third parties or employees generally. The Board has also determined that certain transactions are pre-approved and do not require review by the Audit Committee. These include (i) compensation of the executive officers and Board members, which is reviewed by the Compensation Committee, (ii) a transaction with another entity in which the interested director or executive officer has an indirect interest in the transaction solely as a result of being a director or less than 10% beneficial owner of such other entity, and (iii) transactions with another corporation or charitable organization if the director’s or executive officer’s only interest is as a director or as a non-executive officer employee of the other corporation or organization and the amount involved does not exceed the greater of $1 million or 2% of the revenues of such other corporation or organization.
Under the policy, if we should discover related party transactions that have not been approved, the Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Certain Relationships and Related Transactions

Mr. Tishman, a member of our Board, owns a substantial equity interest in, and has certain management rights with respect to a company unaffiliated with AECOM or its subsidiaries. That unaffiliated company associated with Mr. Tishman and our wholly owned subsidiary are parties to an Occupancy Agreement (the “Occupancy Agreement”), dated July 14, 2010, pursuant to which the unaffiliated company associated with Mr. Tishman pays our wholly owned subsidiary a portion of the rent for office space in New York City in exchange for the right to use and occupy a portion of such space. In fiscal year 2022, our wholly owned subsidiary received approximately $1,906,567 in rent from the unaffiliated company associated with Mr. Tishman per the Occupancy Agreement. In addition, Mr. Tishman is an indirect owner of an unaffiliated real estate development project company that engaged a joint venture affiliated with an AECOM subsidiary for pre-construction and construction management services totaling $1,442,442, with the AECOM subsidiary providing $1,093,825 of those services.
Mr. van ’t Noordende, a member of our Board and Compensation Committee, was appointed CEO of Randstad in March 2022. AECOM uses Randstad for temporary administrative staffing needs across several regions, primarily in the United States, Canada and Australia. In fiscal year 2022, AECOM paid Randstad approximately $269,000 for administrative staffing services.

Political Contributions and Lobbying

Our responsible participation in the U.S. political process is important to our success and the protection of stockholder value. Our Political Engagement Policy is available on the “Government Relations” area of the “About Us” section on our website at www.aecom.com. We update and publish our Political Engagement Policy annually, along with supporting exhibits detailing our political expenditures. That annual disclosure includes, but is not limited to, the following information:
•
Federal, state and local lobbying expenditures;

•
Amounts and recipients of any direct political contributions made by us in the United States (if any such expenditures are made);

•
Amounts and recipients of any federal, state or local political contributions made by the AECOM PAC in the United States (if any such expenditures are made); and

•
Amounts and recipients of payments made in connection with our most significant memberships in trade associations and industry groups.

In addition, we file quarterly a publicly available federal Lobbying Disclosure Act Report, providing information on activities associated with influencing legislation through communications with any Member of Congress, congressional staffer, or with any covered federal executive branch official. The report also provides disclosure on expenditures for the quarter, describes the specific pieces of federal legislation that were the topic of communications, and identifies the individuals who lobbied on behalf of AECOM. AECOM files similar periodic reports with state agencies where required reflecting state lobbying activities which are also publicly available.

Stock Ownership Guidelines for Non-Employee Directors

Nonemployee directors are subject to stock ownership guidelines, which are intended to align their interests with those of our stockholders. Under the guidelines, our non-employee directors must maintain ownership of AECOM stock at a multiple of five times the annual retainer by the end of the fiscal year following the fifth anniversary of the director’s initial appointment to the Board. The minimum number of shares guideline is updated annually based on the current cash retainer ($100,000) and the 12-month trailing average AECOM stock price. Shares owned directly or indirectly, the value of vested but unexercised stock options and unvested restricted stock are counted toward the guidelines. The table below outlines the ownership of our non-employee directors as of October 1, 2022. All directors already meet or are expected to meet guidelines within the five (5) year transition period.
Non-Employee Director	Requirement — Retainer Multiple	Actual — Retainer Multiple
Bradley W. Buss	5.0	14.9
Robert G. Card(1)	5.0	7.9
Diane C. Creel(1)	5.0	3.5(2)
Lydia H. Kennard	5.0	10.0
Kristy Pipes	5.0	0.8(3)
Douglas W. Stotlar	5.0	37.3
Daniel R. Tishman	5.0	45.8
Sander van ’t Noordende	5.0	5.1
General Janet C. Wolfenbarger	5.0	22.2

(1)
In November 2022, Ms. Creel and Mr. Card separately notified us of their decision not to stand for re-election at the 2023 Annual Meeting. Ms. Creel and Mr. Card will continue to serve as directors until the expiration of their terms at the 2023 Annual Meeting.

(2)
Ms. Creel’s five-year transition period ends in February 2026.

(3)
Ms. Pipes’ five-year transition period ends in October 2027.

Please see the “Compensation Discussion and Analysis” section for a discussion of the stock ownership guidelines applicable to our NEOs.

Executive Officers
AECOM’s current executive officers are as follows:
Name	Age	Position(s) Held
Troy Rudd	58	Chief Executive Officer
Gaurav Kapoor	45	Chief Financial Officer
Lara Poloni	54	President
David Gan	50	Chief Legal Officer
Todd Battley	49	Chief Strategy Officer
Shirley Adams	63	Chief Human Resource Officer
The following section sets forth certain background information regarding those persons currently serving as executive officers of AECOM:

Troy Rudd was appointed Chief Executive Officer in August 2020. He previously served as Executive Vice President and Chief Financial Officer from October 2015 to August 2020. Prior to this role, Mr. Rudd served as Chief Operating Officer, Design Consulting Services (“DCS”) Americas and Chief Financial Officer, DCS Global from November 2014 to October 2015. He also served as Senior Vice President, Corporate Finance and Treasurer from 2012 until October 2015. Mr. Rudd joined AECOM in 2009 as Vice President, Financial Planning and Analysis. Prior to joining AECOM, he spent 10 years as a partner with KPMG LLP, where he held various leadership roles.

Gaurav Kapoor was appointed Chief Financial Officer in August 2020. Mr. Kapoor has extensive financial leadership experience at AECOM, having served as Chief Accounting Officer and Global Controller since December 2016 and Treasurer since October 2019. He previously served in leadership roles at the Company as Senior Vice President, Financial Planning & Analysis from January 2016 to December 2016 and Senior Vice President, Project Delivery, Americas Design Consulting Services from May 2015 to January 2016. Prior to joining the Company in May 2015, Mr. Kapoor spent 15 years at Ernst & Young LLP, where he was an audit partner and held various leadership roles.

Lara Poloni was appointed President in August 2020. She previously served as Chief Executive of Europe, Middle East and Africa (“EMEA”) from October 2017. Prior to that, Ms. Poloni served as Chief Executive of Australia New Zealand (ANZ) from July 2014 to September 2017, Managing Director of the Southern Australian Region from June 2012 to June 2014, Managing Director of Environment ANZ from 2009 to 2012 and Group Leader of Transportation VicSA from October 2006 to July 2009. Ms. Poloni has more than 30 years’ experience in the planning, assessment and development of major infrastructure in the transport, energy and telecommunications sectors.

David Gan was appointed Chief Legal Officer in November 2019. In this role Mr. Gan is responsible for all aspects of the global legal function, including corporate governance, risk management and ethics and compliance. He previously served in legal leadership roles at AECOM most recently as Senior Vice President, Deputy General Counsel, AECOM from October 2014 to November 2019 and General Counsel, AECOM Capital, from January 2018 to November 2019. Prior to joining AECOM in 2006, Mr. Gan was a corporate and securities lawyer at Mayer Brown LLP and Wilson Sonsini Goodrich & Rosati, P.C.

Todd Battley was appointed Chief Strategy Officer in November 2020. In this role, Mr. Battley drives AECOM’s growth strategy by bringing the best of the Company’s enterprise capability to key clients. His areas of responsibility include overseeing company growth, including pursuit management and ensuring AECOM maintains trusted relationships with its largest and most important clients. In addition, he is responsible for AECOM’s digital transformation and ensuring our people have access to the digital tools and systems that will support innovation and deliver client service excellence. Previously, Mr. Battley was the Chief Executive of AECOM Australia New Zealand from September 2017 to November 2020. Mr. Battley joined AECOM in 1996.

Shirley Adams was appointed Chief Human Resources Officer in November 2020. In this role, Ms. Adams is responsible for all Human Resources services globally. Her areas of responsibility include talent acquisition, management and executive development, employee relations and training, performance management, diversity, organization planning and effectiveness, and the Company’s performance-appraisal processes. Previously, Ms. Adams served as AECOM’s Senior Vice Present of Human Resources for its Europe, Middle East and Africa geography from June 2016 to November 2020. Prior to joining AECOM in 2016, she held several roles during her tenure at Accenture, including Head of Global Geographic HR Operations, HR Managing Director of Accenture’s Global Management Consulting business and Global HR Business Partner.

Compensation Discussion and Analysis
Executive Summary
Why approve our Say-on- Pay proposal?
✓
Our 2022 executive pay is aligned with the Company’s strong financial performance, progress on long-term goals and strong stockholder value creation

✓
We continuously engage with our shareholders, and implement thoughtful and responsive changes to our executive pay program that support our long-term strategy when needed. As a result, our 2022 Say-On-Pay vote received the highest support in the Company’s history

Fiscal Year 2022 Financial and Total Shareholder Return Outperformance
AECOM achieved or exceeded its financial guidance on every key financial metric:
*
Presented on a constant-currency basis.

**
See Annex A, Reconciliation of Non-GAAP Items.

•
Organic Net Service Revenue (“NSR”) Growth accelerated throughout the year and increased by approximately 400 basis points over the prior year to 5%.

•
Segment Adjusted Operating Margin increased by 40 basis points to 14.2%, which exceeded our guidance and set a new full year record.

•
Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) increased by 8% over the prior year, or 10% on a constant-currency basis, to $900 million, which marked a new high for the Professional Services business and achieved the mid-point of our original guidance.

•
Adjusted Earnings per Share (“EPS”) increased by 23% over the prior year, or 26% on a constant-currency basis, to $3.47, which exceeded the high end of our original guidance.

•
Free Cash Flow of $586 million for the full year exceeded the mid-point of our guidance.

•
Record Project Pursuit Win Rate, Full Year Wins and Pipeline of Opportunities contributed to 8% backlog growth in the design business on a constant-currency basis; total backlog remained near an all-time high exiting the year.

•
Strong Balance Sheet and Financial Performance enabled nearly $500 million of capital returned to stockholders through share repurchases and dividends in fiscal year 2022, while net leverage remains low at 1.1x and approximately 80% of its debt is fixed, swapped to fixed, or capped over the next several years. The Company also has no bond maturities until 2027.

As a result of these financial and strategic accomplishments, TSR outperformed the S&P 500 and Nasdaq indices by 26 percentage points and 36 percentage points, respectively, as well as outperforming all industry competitors by 18 percentage points. As a result, AECOM’s total shareholder return over the past three fiscal years is 83% and its market capitalization increased by $3.7 billion over the same period. This outperformance demonstrates that our executive pay design is contributing to long-term stockholder value creation and that pay is well-aligned with the Company’s performance.
Fiscal Year 2022 Executive Pay Design Supports Strategy
Our executive pay program is designed to support our strategy to deliver industry leading profitable growth and stockholder value creation. To that end, a significant portion of the compensation for our NEOs is “performance based” (i.e., subject to the accomplishment of individual and Company objectives) and stock based (i.e., aligned with stockholders’ interests generally) as follows:
CEO Annual Target Pay	Other NEO Annual Target Pay

21% RSU
24% Salary
52%
Stock-Based
Compensation
31% Target PEP
24%
Target
Annual Bonus
56%
Performance-Based
Compensation

All core elements of our executive pay program are consistent with our compensation philosophy and are directly linked to individual and Company performance as follows:
		Pay Element	What It Does	How It Links to Performance
Fixed		Base Salary	Provides competitive fixed cash compensation reflective of an executive’s role, responsibility, and experience	• Salary is tied to performance in the role and the growth of the employee along with the Company • Salary increases are not guaranteed and are evaluated annually by the Compensation Committee
Short-Term Incentives	Performance-Based Compensation	Annual Cash Bonus	Rewards achievement of the Company’s annual financial plan, as well as the specific qualitative goals included in the Company’s strategic plan
•
Financial metrics for fiscal year 2022 include Adjusted EBITDA, NSR Operating Margin % and Operating Cash Flow.

•
Strategic non-financial measures include safety, leadership development, and sustainability and ED&I goals.

•
Financial targets align with external guidance

•
Payments may range from 0% to 200% of target based on actual performance

Long Term Incentives		Performance-Based Equity
Aligns long-term interests of executive and stockholders
Rewards achievement of performance related to the Company’s long-term objectives and stockholder value creation
Retains key talent and rewards creation of long-term stockholder value

60% of long-term equity incentives
•
Performance metrics for fiscal year 2022 include ROIC, Adjusted EPS growth, and Relative TSR to drive long-term profitable growth, manage risk, and create shareholder value.

•
The value of the performance-based equity award is determined by AECOM’s performance against metrics and stock price performance

•
Payments may range from 0% to 200% of target based on actual performance

		Time-Based Equity	Aligns long-term interests of executive and stockholders Retains key talent and rewards creation of long-term stockholder value
40% of long-term equity incentives
•
Time-based vesting with three-year continued service required to vest

•
The value of the time-based equity award links directly to AECOM’s stock price increases and decreases

Compensation Governance,
Process and Decisions
Executive Pay Philosophy
Our executive pay program is designed to support our strategy to deliver industry leading profitable growth and stockholder value creation. It is underlined by our compensation philosophy that aims to attract and retain the best and brightest in our industry and recognize and reward outstanding achievements that drive long-term profitable growth and create stockholder value.
Pillars of our Executive Pay Program
Market Competitive:   Assess NEO target pay levels against market compensation data prepared by our independent compensation consultant
Pay Supports Strategy:   Design incentive metrics to drive achievement of long-term financial and strategic objectives
Performance-Based:   Impose performance conditions on the majority of the compensation that may be paid to our NEOs
Rigorous Goal Setting:   Require performance that meet investor guidance and/or outperform our industry for target payout on incentive-based compensation
Shareholder Alignment:   Align NEO financial interests with those of our shareholders with long-term equity awards comprising a substantial portion of each NEOs’ total compensation
Compensation Process
Compensation decisions are made as part of a year-long review and collaborative process among the following:
Management

•
Engages with investors and reviews feedback on NEO compensation and compensation program

•
Reviews programs following a rigorous financial planning process

•
CEO conducts performance reviews for other NEOs and recommends compensation to the Compensation Committee

Independent Consultant
• Provides the committee with market data with respect to NEO benchmark pay levels and input on executive compensation plans and program design
Compensation Committee
• Engages with investors and reviews feedback on NEO compensation and compensation program • Evaluates the CEO’s performance • Reviews and approves all NEO compensation and compensation programs

The Compensation Committee, which is composed solely of independent directors, has been authorized to determine and approve compensation for AECOM’s executive officers. As part of the annual compensation planning process for NEOs, the Compensation Committee reviews their base salary, short-term and long-term incentive compensation, with a focus on the total reward package. As further described below, the Compensation Committee looks to a peer group of companies, as well as the broader market, as a baseline for compensation decisions for NEOs. However, AECOM does not target executive officer compensation at a specific level or percentage relative to compensation provided by the companies in the compensation peer group or broader market. Instead, when determining compensation for executive officers, the Compensation Committee takes into account a broad array of factors, including the experience level of the individuals in their current positions, the overall financial and strategic performance of the Company during the year and the performance and contribution of each executive during the year relative to individual, predefined goals and objectives. Differences in compensation levels for our NEOs are driven by the Compensation Committee’s assessment, in its judgment, of each of our executive’s responsibilities, experience and compensation levels for similar positions at peer companies. Except as otherwise noted in this Compensation Discussion & Analysis, the Compensation Committee’s determinations are subjective and the result of business judgment informed by members’ experiences, analysis of peer company data, input from the independent consultant, and overall compensation trends.
Role of the Compensation Committee

–
Reviews the Company’s financial, strategic and operational metrics and goals, compensation peer group and approves the performance objectives of the CEO and other executive officers.

–
Approves design changes to the executive compensation program, as applicable.

–
Reviews full year Company financial and strategic performance to understand accomplishments relative to established objectives.

–
Evaluates the CEO’s performance in light of the review of Company performance.

–
Discusses with the CEO his evaluation of the performance of each of the other executive officers relative to their individual performance objectives.

–
Determines compensation amounts for the CEO and each of the other executive officers, taking into account:

•
Prior year’s compensation;

•
Performance assessments;

•
Market considerations;

•
Individual performance and retention considerations;

•
Input from the Compensation Committee’s independent compensation consultant; and

•
For the other NEOs, the CEO’s recommendations.

–
Reviews and approves the grants and payouts of long-term incentive equity awards, including certification of the financial results that support awards made under the annual and long-term incentive programs.

With respect to individual long-term incentive equity awards, the Compensation Committee considers individual performance, market data, including compensation for comparable positions at peer companies, and the strategic importance of the NEO’s position to determine a dollar denominated long-term incentive equity value to be awarded to each NEO. The dollar value awarded by the Compensation Committee to each NEO is then converted into a specific number of units, based on the fair market value of AECOM common stock on the date of grant.
Compensation and Organization Committee’s Independent Compensation Consultant
The Compensation and Organization Committee has the authority to retain the services of outside consultants to assist it in performing its responsibilities. The Compensation Committee engaged the services of the consulting firm Exequity LLP. During fiscal year 2022, the consultant provided data on the compensation and relative performance of compensation peer group companies as well as general industry data to the Compensation Committee, made presentations on regulatory and legislative matters affecting executive compensation, provided advice on the degree to which compensation arrangements are consistent with market practices, and consulted on other executive compensation matters as needed. Exequity LLP does not provide any services to the Company other than advising the Compensation Committee on executive and non-employee director compensation matters.
The Compensation Committee has assessed the independence of Exequity LLP, considering the following six factors and other factors that it deemed relevant: (1) other services provided to the Company by Exequity LLP, (2) the amount of fees paid by the Company to Exequity LLP as a percentage of Exequity LLP’s total revenue, (3) the policies or procedures maintained by Exequity LLP that are designed to prevent conflicts of interest, (4) any business or personal relationships between the individual employees of Exequity LLP involved in the engagement and a member of the Compensation Committee, (5) any AECOM stock owned by Exequity LLP’s employees involved in the engagement and (6) any business or personal relationships between our executive officers and Exequity LLP or the employees of Exequity LLP involved in the engagement. Following such assessment, the Compensation Committee concluded that Exequity LLP is independent and that Exequity LLP’s work raises no conflicts of interest.

Assessing Competitive Practice
As part of its due diligence when making compensation decisions, the Compensation Committee examines pay data for a group of comparable companies to stay current with market pay practices and trends and to understand the competitiveness of the Company’s total compensation and its components of pay. The Compensation Committee uses the compensation peer group and market survey data for informational purposes. The Company does not target a specific percentile or make significant pay decisions based on market data alone. The Compensation Committee considers Company performance as well as the level of responsibility, experience and tenure of the individual and performance in the role.
Fiscal Year 2022 Compensation Peer Group
In connection with the ongoing transformation of the Company into a Professional Services business, the Compensation Committee refreshed the Company’s compensation peer group to align with our new strategic profile by identifying the Company’s competitors for talent and taking into consideration other various measures of size, scope, and complexity, with a focus on revenue, enterprise value, and net service revenue. As part of this review, Tutor Perini was removed from the peer group for fiscal year 2022.
Booz Allen Hamilton	Leidos Holdings	Stantec
EMCOR Group	MasTec	Tetra Tech
Fluor	Parsons	WSP Global
Jacobs Solutions Inc.*	Quanta Services
KBR	SNC-Lavalin Group

*
formerly known as Jacobs Engineering Group

Stockholder Engagement and Responsiveness
We continue to engage our shareholders on an on-going basis to solicit feedback on all matters including our executive pay program. In fiscal year 2022, we directly engaged with stockholders who collectively own greater than 50% of our outstanding shares. Stockholders reiterated their approval of changes made to better align incentives, as evidenced by last year’s high level of support for the Company’s directors and executive compensation program, and continued to emphasize an expectation for best-in-class ESG disclosure, governance, and pay for performance alignment.

Elements of our Named Executive
Officer Compensation
The following is a discussion of the primary elements of fiscal year 2022 compensation for each of our NEOs.

Base Salaries

Our Compensation Committee adjusts the base salaries of our NEOs in connection with its periodic review of each NEO’s performance, any change in responsibility, and competitive talent market conditions. The following sets forth the fiscal year 2022 base salary increases for each NEO:
NEOs	2021	2022(1)	% Change
Troy Rudd	$1,000,000	$1,208,000	20.8%
Gaurav Kapoor	$575,000	$720,000	25.2%
Lara Poloni	$750,000	$780,000	4.0%
David Gan	$550,000	$575,000	4.5%
Todd Battley	$450,000	$475,000	5.6%

(1)
Salary increase, as applicable, effective January 1, 2022 with the beginning of the calendar year. Salaries disclosed in the “Summary Compensation Table” reflect actual amounts paid in the applicable fiscal year.

The base salary increases for Mr. Rudd and Mr. Kapoor are part of a strategy to increase to market over time as they were brought in at a discount to market upon their promotions to Chief Executive Officer and Chief Financial Officer in late fiscal year 2020.
The Compensation Committee believes that our NEOs’ base salary levels provide appropriate levels of fixed income based on the background, qualifications and skill set of each executive.

Annual Incentives

Our Compensation Committee establishes a short term incentive award opportunity to be paid to each NEO upon achieving certain annual individual and company performance goals under the Executive Incentive Plan (“EIP”). For Fiscal Year 2022, the Compensation Committee approved the following targets, shown as a percentage (%) of base salary and in dollar amounts ($), for the NEOs:
Annual Target Incentives (NEOs)	2021(1)		2022(1)
Troy Rudd	125%	$1,250,000	125%	$1,510,000
Gaurav Kapoor	100%	$575,000	100%	$720,000
Lara Poloni	110%	$825,000	110%	$858,000
David Gan	100%	$550,000	100%	$575,000
Todd Battley	75%	$337,500	100%	$475,000

(1)
Bonus targets reflect amounts approved as part of the annual compensation planning process for the fiscal year.

For fiscal year 2022, the Compensation Committee approved performance measures for our NEOs as set forth in the table below to support our strategy for attaining long-term profitable growth and stockholder value creation. The targets for each of the financial metrics align with the earnings guidance provided to our stockholders and our financial plan.

Metric	Why Selected
Operating Cash Flow
Cash Flow as a metric incentivizes disciplined growth and risk management, operational efficiency and working capital management. A strong emphasis on cash flow ensures working capital management is prioritized as a key contributor to long-term shareholder value creation and ROIC, and is a key enabler of the Company’s capital allocation policy, which is built on a commitment to return substantially all available cash flow to stockholders.

Adjusted EBITDA
Adjusted EBITDA focuses on underlying operational performance, including the execution of our strategy and maintaining a strong cost discipline while investing in organic growth and digital innovation, and the use of adjusted EBITDA as a metric is responsive to stockholder feedback to align compensation metrics with the metrics that investors use to evaluate performance.

NSR Segment Operating Margin %
NSR Segment Operating Margin focuses on underlying operational performance, including executing our strategy, focusing on profitable growth, and making investments to deliver enhanced value for our teams and clients.

Key Performance Indicator (“KPI”) Assessment
Encourages focus on the achievement of the Company’s non-financial strategic objectives including sustainability and ESG goals. These KPIs are developed for each NEO and, in the instance of our CEO, include such non-financial strategic objectives as:
•
Total recordable incident rate of no greater than 0.12, which would continue to lead the industry

•
Percentage of women in leadership of greater than 20%, consistent with the Company’s near-term targets included in its Sustainable Legacies strategy

•
Voluntary attrition of high-performers of less than 10%, which would reflect strong year-over-year improvement and exceed benchmark levels

•
Employee satisfaction as reflected by the percentage of employees that would recommend AECOM as a great place to work as indicated in the Company’s bi-annual all-employee survey of at least 70%, which would continue to significantly exceed industry benchmark levels

Annual Incentive Calculations

For fiscal year 2022, each of the NEOs was measured on the following financial metrics and performance results:
Financial Metrics	Weighting Percentage	Threshold Amount($)	Target Amount($)	Maximum Amount($)	Actual Amount($)	Earned Percentage
Operating Cash Flow	30%	$570.0	$710.0	$850.0	$713.7	30.9%
Adjusted EBITDA	30%	$800.0	$890.0	$980.0	$900.3	33.4%
NSR Segment Operating Margin %	20%	12.7%	14.1%	15.5%	14.2%	21.4%
KPIs	20%	Varies by Individual NEO				See below

*
See Annex A, Reconciliation of Non-GAAP Items.

Additionally, each NEO received KPI assessment results based on their individual contributions to the Company’s strategic plan. Total earned percentage payouts were determined based on the combined earned percentages from both the financial metrics and KPI results as follows:

	Individual KPIs		Earned Percentage of Financial Metrics (See above)	Total Annual Incentive Earned Percentage (Sum of KPI plus Financial Metrics)
KPIs	KPI Score	KPI Score* 20% Weighting	Score* Weighting
Troy Rudd	150.0%	30.0%	85.7%	115.7%
Gaurav Kapoor	150.0%	30.0%	85.7%	115.7%
Lara Poloni	125.0%	25.0%	85.7%	110.7%
David Gan	100.0%	20.0%	85.7%	105.7%
Todd Battley	100.0%	20.0%	85.7%	105.7%
Key Performance Indicator Assessment
With respect to each of our NEOs, the KPI assessment focuses on the individual’s contributions to objectives that are part of the Company’s strategic plan. For fiscal year 2022, the following details the KPI assessment goals and actual results achieved by our CEO; the KPIs for all other NEOs are a subset of our CEO’s.
NEO	Achievements
Troy Rudd
•
Extended Track Record of Delivering on All Financial Objectives:   Delivered performance at or above our financial guidance on all metrics, highlighted by the highest quarterly NSR growth rate in the design business in more than a decade, double-digit constant-currency earnings growth and continued strong cash flow.

•
Execution of Strategic Plan Positioning the Company for Continued Growth:   Full year wins, pursuit win rate and pipeline of opportunities in the design business were an all-time high in fiscal 2022, contributing to total backlog growth of 6%. Backlog remains near a record high, including 8% growth in the design business. With substantial wins that transform the trajectory of the business, the earnings potential of the organization is increasing.

•
Expanded Addressable Market:   Successfully grew our Program Management business that delivered more than 30% NSR growth in fiscal 2022 and we are on track with our goal of more than doubling this business over the next several years, contributing to our goal of more holistically advising our clients throughout the lifecycle of their projects. In addition, we expanded our Digital AECOM offering through the launch of several industry-leading products, such as PipeInsights that accelerates inspection and anomaly detection.

•
Strong Progress Against Sustainability, Safety and Governance Commitments:   Continue to advance the Company’s Sustainable Legacies strategy, including becoming one of the first companies globally to have set a net zero target validated by the Science-Based Target Initiative that are aligned with a 1.5 degrees warming scenario. We also continue to expand our ESG Advisory business to advise clients on their multi-decade sustainability and resilience initiatives. In addition, we further advanced the diversity of our workforce, both company-wide and within leadership, and continued to foster a strong culture of safety with a total recordable incident rate (TRIR) of 0.09, which reflects industry-leading safety performance.

•
Maximized Shareholder Value:   Reflecting strong financial performance and balance sheet, we returned nearly $500 million to shareholders through share repurchases and dividends. Our balance sheet remains a competitive advantage with 1.1x net leverage and

NEO	Achievements

approximately 80% of our debt fixed, swapped to fixed, or capped over the next several years and no bond maturities until 2027. Total shareholder return of 9% in fiscal 2022 exceeded all industry peers and major market indices, including the S&P 500 and Nasdaq indices.

Lara Poloni
•
Delivered Growth:   NSR increased organically for six consecutive quarters, highlighted by 9% growth in the design business in the fourth quarter that marked the highest growth rate in more than a decade. In addition, backlog in the design business increased by 8% and remains near an all-time high level, reflecting a continued record high win rate, record full year wins and record pipeline of opportunities.

•
Continued Strong Client Delivery:   Achieved record high levels of client satisfaction while delivering against our fiscal year 2022 financial plan and total backlog by 6%.

•
Advanced Key ESG Initiatives:   Continued to co-lead our Global ESG Council in fiscal year 2022, which launched a refreshed Sustainable Legacies strategy that included more ambitious net zero emissions reduction goals and highlighted further progress against our existing commitments, such as the achievement of operational net zero.

Gaurav Kapoor
•
Extended Track Record of Delivering on All Financial Objectives:   Delivered performance at or above our guidance on all metrics, highlighted by the highest quarterly growth rate in the design business in more than a decade, double-digit constant-currency earnings growth and continued strong cash flow.

•
Continued Strong Balance Sheet and Financial Position:   Well-positioned with strong financial flexibility to operate with certainty, highlighted by net leverage of 1.1x. In addition, approximately 80% of our debt is fixed, swapped to fixed, or capped over the next several years and we have no bond maturities until 2027. As a result, we have best positioned the Company in a rising rate environment with a balance sheet that provides a competitive advantage.

•
Execution of Our Capital Allocation Priorities:    Successfully returned nearly $500 million to shareholders through share repurchases and dividends in fiscal 2022. Since September 2020, we have repurchased $1.4 billion of stock, which has reduced the Company’s shares outstanding by approximately 16% and is contributing to enhanced per share value creation.

David Gan
•
Risk Management:   Successfully advanced or resolved long-standing matters while expanding processes and teams to limit exposure to financial and project risk, including a further enhanced screen on all new projects for ESG-related risk factors.

•
Continued Strong Ethics and Governance:   Achieved 100% compliance on annually required ethics, compliance, cybersecurity and ESG training. No material ethics incidents in fiscal 2022 and AECOM was recognized by Ethisphere as one of the 2022 World’s Most Ethical Companies for a sixth year.

•
Advanced Key ESG Initiatives:   Continued to co-lead our Global ESG Council in fiscal year 2022, which launched a refreshed Sustainable Legacies strategy that included more ambitious net zero emissions reduction goals and highlighted further progress against our existing commitments, such as the achievement of operational net zero.

Todd Battley	• Continued Strong Client Delivery: Achieved record high levels of client satisfaction while delivering against our fiscal year 2022 financial plan and total backlog by 6%.

NEO	Achievements

•
Advanced Digital Transformation:   Launched new digital products in each business line with multiple products that are now generating revenue. This was highlighted the launch of several products within our Digital AECOM offering, such as our PipeInsights inspection and anomaly detection platform and our Fund Navigator platform to aid clients in positioning for Infrastructure Investment and Jobs Act (IIJA) funding.

•
Honed Growth Focus:   Continued to drive the annual strategic planning process across the business to focus on growth, resulting in increased win rates, including increased win rates on strategic pursuits.

Long-Term Incentives

Long-term incentive equity awards reward the creation of long-term stockholder value and achievement of key metrics over a longer-term period, aligning our NEOs’ interests with those of our stockholders by linking the value of our NEOs’ compensation to AECOM’s stock price. The PEP awards are subject to performance metrics that drive the successful execution of our long-term strategy to build sustainable profitable growth and stockholder value, and both the PEP awards and RSU awards serve as a retention tool for our NEOs with 3-year continued service vesting requirements.
Long-Term Incentive Award
As part of its review of fiscal year 2022 performance, the Compensation Committee analyzed the role and responsibilities of each NEO, including their past and current performance history, and prevailing market practices with respect to our compensation peer group and across industries. Based on these factors (as well as taking into consideration the Compensation Committee’s collective experience regarding appropriate annual equity grant levels), the Compensation Committee approved the following equity awards in fiscal year 2022:
NEOs	2021	2022	% Change
Troy Rudd	$4,750,000	$5,778,000	21.6%
Gaurav Kapoor	$1,300,000	$1,750,000	34.6%
Lara Poloni	$1,725,000	$1,900,000	10.1%
David Gan	$1,100,000	$1,200,000	9.1%
Todd Battley	$500,000	$750,000	50.0%
The year-over-year increases for Messrs. Rudd, Kapoor, and Battley reflect market alignments.
For fiscal year 2022, the long-term incentive equity award received by each NEO was comprised of the following:
Type	Weighting Percentage	Performance Measures and Vesting Requirements
PEP	60%
Metrics:
–
1/3rd to vest based on 3-year Relative TSR

–
1/3rd to vest based on 3-year average ROIC(1) achievements

–
1/3rd to vest based on 1-year, 2-year average, and 3-year average Adjusted EPS Growth(2)

RSU	40%	Continued service over 3-years

(1)
Defined as the 3-Year Average Annual Adjusted NOPAT divided by the 3-Year Average Quarterly Invested Capital. Adjusted NOPAT is Adjusted Attributable Net Income plus Adjusted Interest Expense net of Interest Income (tax effected at a normalized 28.5% rate). Adjusted Attributable Net Income is defined as Net Income Available to Common Stockholders excluding foreign exchange gains/losses on forward contracts related to financing, acquisition and integration related expenses, transaction related expenses, transformational restructuring related expenses, financing charges in interest expense, the amortization of intangible assets, and financial impacts associated with expected and actual dispositions of non-core businesses and assets. Adjusted Interest Expense excludes financing charges in interest expense. Invested Capital is Attributable Shareholders

Equity plus Total Debt less Cash and Cash Equivalents (all per balance sheet). Quarterly Invested Capital is defined as the beginning and ending balance of each respective quarter excluding (1) any balance with respect to all at-risk businesses to be sold and (2) changes to Accumulated Other Comprehensive Loss (i.e., held flat at Q4 FY2021 ending actuals).
(2)
Adjusted EPS Growth is calculated as (a) Adjusted Attributable Net Income (as defined in footnote 1) divided by (b) the Weighted Average Number of Common Shares Outstanding, on a diluted basis, for a fiscal year, excluding any impact from share repurchases.

The targets for ROIC and Adjusted EPS included in our PEP design constitute competitively sensitive information. Accordingly, the targets are not disclosed here but align with the Company’s long-term plan and/or guidance provided to shareholders at the time the targets were approved.
The Relative TSR goals measure performance against the Compensation Peer Group and are as follows:
Metric	Threshold	Target	Maximum
Relative TSR	25th percentile	55th percentile	75th percentile

Performance Earnings Program —
2022 Achievements and Payouts

Fiscal Year 2020 (PEP20)

PEP20 has a three-year performance period to measure ROIC and Attributable Free Cash Flow. The table below details the final performance results.
Fiscal Years 2020 – 2022	Threshold	Target	Maximum	Actual	Payout (%)
ROIC	10.4%	11.5%	12.7%	13.6%	200.0%
Attributable Free Cash Flow(1)	$1,008M	$1,120M	$1,232M	$1,676M	200.0%

(1)
Attributable Free Cash Flow is defined as cash flow from operations less (1) capital expenditures net of proceeds from disposals and (2) cash flow from non-controlling interests.

Prior to approving the PEP20 payout, the Compensation and Organization Committee reviewed the Company’s stock price performance and relative Total Shareholder Return as compared to peers during the PEP20 performance period to confirm alignment between pay and performance. The Compensation and Organization Committee determined that the Company’s stock price performance supported the PEP20 payout as the Company’s market capitalization increased by approximately $4.0 billion or 68% over the performance period. Importantly, as shown below, the Company’s stock also outperformed the broader stock market, as represented by the S&P 500 index, over that time period by nearly 50%.
The Committee also determined the Company’s Relative Total Shareholder Return during the PEP20 performance period of 95.8% compared to our ISS peer group and 76.9% compared to our proxy peer group supported the PEP20 payout.

Fiscal Years 2021 (PEP21) and 2022 (PEP22)

PEP21 and PEP22 have three-year performance periods to measure ROIC and Relative TSR, and a 1-year, 2-year, and 3-year performance period to measure average Adjusted EPS Growth.
Because pre-established targets for financial metrics are competitively sensitive, they are not disclosed here. However, all targets align with the Company’s long-term plan and/or guidance to shareholders.
For both PEP21 and PEP22, the Relative TSR goals are as follows:

Metric	Threshold	Target	Maximum
Relative TSR	25th percentile	55th percentile	75th percentile
100% target payout for relative TSR requires outperformance against the Compensation Peer Group at the beginning of the performance period. There is no payout below the 25th percentile and Relative TSR of 75th percentile or higher would result in a 200% payout. Linear interpolation is applied for outcomes between those shown in the illustration above.

Other Programs, Policies and Guidelines

Stock Ownership Guidelines for Named Executive Officers

NEOs are subject to stock ownership guidelines, which helps to ensure that their interests are aligned with those of stockholders. Under the guidelines, AECOM’s CEO is required to maintain ownership of AECOM stock at six times base salary and the other NEOs at three times base salary. The minimum number of shares required to meet the guideline is updated annually based on each executive’s salary and the 12-month trailing average AECOM stock price. Shares owned directly and indirectly, restricted stock units and vested stock options/shares are counted toward the guidelines. NEOs have five full fiscal years, starting from the date an executive is first subject to the guidelines, to comply.
The table below outlines the stock ownership of AECOM’s active NEOs as of October 1, 2022.
Named Executive Officers	Guideline — Salary Multiple	Actual — Salary Multiple
Troy Rudd	6.0	18.5
Gaurav Kapoor	3.0	5.8
Lara Poloni	3.0	8.0
David Gan	3.0	4.3
Todd Battley	3.0	3.5

Benefit, Retirement and Perquisite Programs

To protect our executives’ health and well-being, facilitate the operation of the business, retain current executives and recruit new executives, AECOM’s NEOs are eligible to participate in benefit plans that are available to a substantial amount of all employees, including participation in retirement plans, medical insurance, dental insurance, life insurance, disability insurance, and time-off programs. Further, the Company offers certain additional benefits only to executive officers and other senior officers, where applicable, which consist of the following:
•
Executive Annual Physical Program.   AECOM provides an annual complete executive physical examination benefit at no cost to each NEO.

•
Executive Life Insurance.   AECOM provides company paid life insurance coverage as a multiple of base salary up to a maximum benefit of $2 million for each NEO.

•
Executive Disability Program.   AECOM provides an Executive Disability Program, which offers salary replacement of up to 60% of salary in the event of an executive’s disability (maximum $25,000 per month).

•
AECOM Executive Deferred Compensation Plan.   A non-qualified deferred compensation plan that enables highly compensated U.S. employees to defer income tax on components of their compensation.

•
Executive Relocation Policy.   AECOM provides relocation support to our most senior leadership. Executives draw from a budget to choose from a suite of relocation services.

•
Perquisites.   The Company believes that offering certain limited perquisites facilitates the operation of AECOM’s business and assists in executive retention.

Employment Agreements, Severance Benefits and Change in Control Provisions

See the “Payments and Benefits upon Termination or Change in Control” section of this Proxy Statement for a description of the benefits provided to our NEOs under the AECOM Senior Leadership Severance Plan, the AECOM Technology Corporation Change in Control Severance Policy for Key Executives, as well as agreements with certain of our NEOs.

Clawback Provisions

The Compensation Committee maintains a clawback policy applicable to all current and former Section 16 officers that will apply if there is an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. The Company is authorized to recover a portion of any short-term cash and long-term equity incentive awards paid to current or former executive officers who are found personally responsible during the three full fiscal years prior to the date of the covered event. In light of rules recently issued by the SEC regarding clawback policies, we expect to review our clawback policy in 2023 following the NYSE’s adoption of its relevant clawback listing standards and determine at that time whether any updates to our policy are warranted.

Hedging and Anti Pledging

The Company’s insider trading policy prohibits all directors, executive officers (as defined by Section 16 of the Exchange Act) and certain other employees designated as insiders from engaging in any hedging or monetization transactions, such as zero cost collars and forward sale contracts, involving Company securities.
In addition, the policy prohibits buying shares on margin and the pledging of Company securities by NEOs except in certain limited circumstances subject to Company approval and demonstration of the NEO’s ability to repay the applicable loan without selling such securities.

Report of the Compensation and
Organization Committee of the Board
of Directors
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis and, based on such review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and this Proxy Statement.
Respectfully submitted,
Daniel R. Tishman, Chair Bradley W. Buss Sander van ’t Noordende

Executive Compensation Tables
The following tables provide information regarding the compensation awarded to or earned during fiscal year ended September 30, 2022, 2021 and 2020 by our NEOs.

Summary Compensation Table for Fiscal Years 2022, 2021 and 2020

Name and Principal Position	Year	Salary (1)	Stock Awards (2)	Option Awards	Non Equity Incentive Plan Compensation (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Troy Rudd CEO	2022	$1,190,463	$6,278,345	$0	$1,747,358	$4,062	$281,964(5)	$9,502,192
	2021	$1,000,002	$3,125,010	$0	$1,896,626	$3,847	$499,195	$6,524,680
	2020	$701,058	$4,400,064	$3,000,003(4)	$1,177,143	$7,536	$35,084	$9,320,888
Gaurav Kapoor CFO	2022	$703,079	$1,901,606	$0	$833,177	$0	$19,701(6)	$3,457,563
	2021	$575,000	$1,375,303	$0	$901,198	$0	$22,773	$2,874,274
	2020	$478,558	$600,084	$0	$635,954	$0	$17,448	$1,732,044
Lara Poloni President	2022	$774,935	$2,064,668	$0	$950,004	$0	$21,160(7)	$3,810,767
	2021	$750,262	$1,134,893	$0	$1,209,314	$0	$15,957	$3,110,426
	2020	$588,043	$1,690,087	$0	$983,508	$0	$220,337	$3,481,976
David Gan Chief Legal Officer	2022	$589,424	$1,303,964	$0	$607,885	$0	$29,645(8)	$2,530,918
	2021	$535,578	$1,163,730	$0	$834,515	$0	$21,049	$2,554,872
Todd Battley Chief Strategy Officer	2022	$469,996	$815,087	$0	$502,202	$0	$18,463(9)	$1,805,748
	2021	$416,616	$529,008	$0	$493,729	$0	$15,957	$1,455,310

(1)
Includes any amounts deferred under our qualified defined contribution plan or our non-qualified deferred compensation plan. For more information regarding amounts deferred into the non-qualified deferred compensation plan, please refer to the “EXECUTIVE NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2022” table. The fiscal year 2022 and 2021 compensation amounts are for a 52-week fiscal year while the fiscal year 2020 compensation amounts are for a 53-week fiscal year.

(2)
These amounts represent the grant date fair value of the stock awards granted during the applicable fiscal year, calculated as described below and in the “Grants of Plan-Based Awards for Fiscal Year 2022” table.

The grant date fair value amounts in this column are based on the following calculations:
•
The grant date fair value of PEP awards subject to financial performance vesting conditions is calculated based upon the number of target PEP units granted multiplied by 66.7% and by the common stock price of $74.70 on the day of grant for the awards issued on December 15, 2021. The grant date fair value of PEP awards subject to relative TSR performance vesting conditions is calculated based upon the number of target PEP units granted multiplied by 33.3% and by the Monte Carlo value of $107.04 on December 15, 2021. These PEP awards will cliff vest 100% on December 15, 2024, following the close of the three-year vesting period, provided the performance conditions are achieved, subject to continued employment through the vesting date (except in the case of certain qualifying terminations).

•
The annual RSU awards granted on December 15, 2021 are calculated based upon the number of RSUs granted multiplied by the closing common stock price of $74.70 on the grant date. These annual RSU unit awards will cliff vest 100% on December 15, 2024,

With respect to the PEP awards, these amounts represent the value based on the target performance as of the grant date. As discussed in the Compensation Discussion and Analysis, two thirds, or 66.7%, of the PEP2022 awards are subject to performance conditions (ROIC and Adjusted EPS Growth) and one third, or 33.3%, are subject to a market condition (Relative TSR). The value of the financial metrics portion (66.7%) of the PEP2022 awards based on maximum performance is as follows: Mr. Rudd — $4,622,436 (46,410 PEP2022 granted × 66.7% × $74.70 grant price × 200% maximum payout), Mr. Kapoor — $1,400,077 (14,057 PEP2022 granted × 66.7% × $74.70 grant price × 200% maximum payout), Ms. Poloni — $1,520,095 (15,262 PEP2022 granted × 66.7% × $74.70 grant price × 200% maximum payout), Mr. Gan — $960,044 (9,639 PEP2022 granted × 66.7% × $74.70 grant price × 200% maximum payout), and Mr. Battley — $600,090 (6,025 PEP2022 granted × 66.7% × $74.70 grant price × 200% maximum payout). PEP2022 awards cliff vest after a three-year performance period based on cumulative performance against performance goals and continued employment over that period (except in the case of certain qualifying terminations). RSU awards cliff vest on the third anniversary of the grant date, subject to continued employment through the applicable vesting date (except in the case of certain qualifying terminations).
The “Grants of Plan-Based Awards for Fiscal Year 2022,” “Outstanding Equity Awards for Fiscal Year End 2022” and the “Option Exercises and Stock Vested for Fiscal Year 2022” tables include additional information with respect to all awards outstanding as of September 30, 2022.

(3)
These amounts represent the annual bonus/short term incentive compensation earned by the NEOs in their respective fiscal years. See “Compensation Discussion and Analysis — 2022 Elements of our Named Executive Compensation” for a description of this short-term incentive program. These figures include any amounts deferred under the Company’s qualified defined contribution and nonqualified deferred compensation plan.

(4)
This amount represents the one-time performance stock option award granted to Mr. Rudd upon his promotion to CEO. The performance stock option is subject to both service and stock price vesting conditions, which must each be satisfied for the option to become vested as to the underlying shares. As of December 2022, the stock price vesting condition has been satisfied for the entirety of the options grant.

(5)
This amount includes a Company match in the AECOM Retirement and Savings Plan (“RSP”), executive life insurance premiums, executive physical costs, $68,220 in air charter travel costs, $70,286 in membership dues, and $128,059 in relocation expenses. Costs related to relocation arise from the move of the Company’s CEO in connection with the shift in corporate headquarters from Los Angeles, CA to Dallas, TX.

(6)
This amount includes executive life insurance premiums, executive physical costs and membership dues.

(7)
This amount includes executive physical costs and Australian superannuation payments.

(8)
This amount includes a Company match in the AECOM Retirement and Savings Plan (“RSP”), executive life insurance premiums, Company-paid parking, and Company-paid charitable match.

(9)
This amount includes Australian superannuation payments.

Grants of Plan Based Awards for Fiscal Year 2022

The Compensation Committee typically considers and approves nonequity incentive targets and long-term incentive equity awards in the first quarter of each fiscal year at regular meetings. The following table sets forth information with respect to nonequity incentive targets and long-term incentive equity awards granted to NEOs during the fiscal year ended September 30, 2022.
Name			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares or Stock/ Units	Grant Date Fair Value of Stock and Option Awards(3)
	Grant Type	Grant Date	Threshold ($)	Target ($)	Max. ($)	Threshold (#)	Target (#)	Max. (#)
Troy Rudd	STI		$0	$1,510,000	$3,020,000	—	—	—	—	$0
	PEP	12/15/2021	—	—	—	0	46,410	92,820	—	$3,967,127
	RSU	12/15/2021	—	—	—	—	—	—	30,940	$2,311,218
Gaurav Kapoor	STI		$0	$720,000	$1,440,000	—	—	—	—	$0
	PEP	12/15/2021	—	—	—	0	14,057	28,114	—	$1,201,592
	RSU	12/15/2021	—	—	—	—	—	—	9,371	$700,014
Lara Poloni	STI		$0	$858,031	$1,716,062	—	—	—	—	$0
	PEP	12/15/2021	—	—	—	0	15,262	30,524	—	$1,304,596
	RSU	12/15/2021	—	—	—	—	—	—	10,175	$760,073
David Gan	STI		$0	$575,000	$1,150,000	—	—	—	—	$0
	PEP	12/15/2021	—	—	—	0	9,639	19,278	—	$823,942
	RSU	12/15/2021	—	—	—	—	—	—	6,426	$480,022
Todd Battley	STI		$0	$475,034	$950,068	—	—	—	—	$0
	PEP	12/15/2021	—	—	—	0	6,025	12,050	—	$515,017
	RSU	12/15/2021	—	—	—	—	—	—	4,017	$300,070

(1)
See “Compensation Discussion and Analysis — 2022 Elements of our Named Executive Compensation” for a description of this short-term incentive program.

(2)
The target for the PEP2022 awards is 100% of the granted PEP units. The maximum for the PEP2022 awards is 200% of the granted PEP units.

(3)
The grant date fair value amounts in this column are based on the following calculations:

•
The grant date fair value of PEP awards subject to financial performance vesting conditions is calculated based upon the number of target PEP units granted multiplied by 66.7% and by the common stock price of $74.70 on the day of grant for the awards issued on December 15, 2021. The grant date fair value of PEP awards subject to relative TSR performance vesting conditions is calculated based upon the number of target PEP units granted multiplied by 33.3% and by the Monte Carlo value of $107.04 on December 15, 2021. These PEP awards will cliff vest 100% on December 15, 2024, following the close of the three-year vesting period, provided the performance conditions are achieved, subject to continued employment through the vesting date (except in the case of certain qualifying terminations).

•
The annual RSU awards granted on December 15, 2021 are calculated based upon the number of RSUs granted multiplied by the closing common stock price of $74.70 on the grant date. These annual RSU unit awards will cliff vest 100% on December 15, 2024, subject to continued employment through the vesting date (except in the case of certain qualifying terminations).

Outstanding Equity Awards at Fiscal Year-End 2022

The following table sets forth information with respect to all outstanding equity awards held by the NEOs as of September 30, 2022.
Name	Option Award					Stock Award
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Shares or Units of Stock That Have Not Vested			Equity Incentive Plan Awards: Unearned Shares or Units That Have Not Vested
							Number (#)(1)	Market Value ($)(2)		Number (#)(3)	Market or Payout Value ($)(4)
Troy Rudd	106,195(5)	106,195(5)	53,097(5)	$38.72	8/15/2027	RSU2022	30,940	$2,115,368
						RSU2021	49,071	$3,354,984
						RSU2020	23,224	$1,587,825
						PEP2022	10,313	$705,123	PEP2022	36,097	$2,467,952
						PEP2021	26,455	$1,808,736	PEP2021	62,831	$4,295,755
						PEP2020	69,672	$4,763,475
Gaurav Kapoor	N/A			N/A	N/A	RSU2022	9,371	$640,695
						RSU2021	10,861	$742,567
						RSU2020	6,968	$476,402
						PEP2022	3,124	$213,573	PEP2022	10,933	$747,489
						PEP2021	7,240	$495,029	PEP2021	17,197	$1,175,759
						PEP2020	13,936	$952,804
Lara Poloni	N/A			N/A	N/A	RSU2022	10,175	$695,665
						RSU2021	17,821	$1,218,422
						RSU2020	9,290	$635,157
						PEP2022	3,392	$231,881	PEP2022	11,870	$811,552
						PEP2021	9,608	$656,869	PEP2021	22,818	$1,560,067
						PEP2020	27,870	$1,905,472
David Gan	N/A			N/A	N/A	RSU2022	6,426	$439,346
						RSU2021	9,190	$628,320
						RSU2020	6,503	$444,610
						PEP2022	2,142	$146,449	PEP2022	7,497	$512,570
						PEP2021	6,127	$418,880	PEP2021	14,551	$994,852
						PEP2020	19,508	$1,333,762
Todd Battley	N/A			N/A	N/A	RSU2022	4,017	$274,642
						RSU2021	4,178	$285,650
						RSU2020	2,323	$158,824
						PEP2022	1,339	$91,540	PEP2022	4,686	$320,382
						PEP2021	2,785	$190,403	PEP2021	6,614	$452,199
						PEP2020	4,646	$317,647

(1)
This column represents the aggregate number of shares subject to RSU2022, RSU2021, RSU2020, PEP2022, PEP2021, and PEP2020 awards that were subject only to service-based vesting as of September 30, 2022. For PEP2022, the number of earned PEP units reflects fiscal year 2022 adjusted EPS growth performance of 200%. For PEP2021, the number of earned PEP units reflects fiscal year 2021 adjusted EPS growth performance of 200% and fiscal year 2022 average adjusted EPS growth performance of 200%. For PEP2020, the number of earned PEP units is based on the actual performance of 200%.

(2)
This column represents the aggregate number of shares subject to RSU 2022, RSU2021, RSU2020, PEP2022, PEP2021, and PEP2020 awards that were subject only to service-based vesting as of September 30, 2022, multiplied by the September 30, 2022, common stock price of $68.37 per share.

(3)
This column represents the number of shares subject to PEP2022 and PEP2021 units that were unearned and unvested as of September 30, 2022. The number of PEP units is based on estimated performance at target for PEP2022 and on the estimated performance of 150% for PEP2021.

(4)
This column represents the number of PEP2022 and PEP2021 units that were not vested as of September 30, 2022, adjusted for estimated PEP performance at target for PEP2022 and at 150% for PEP2021, multiplied by the September 30, 2022, common stock price of $68.37 per share.

(5)
This reflects the special performance stock option award granted on August 15, 2020 to Mr. Rudd in connection with his appointment to the position of CEO. The performance stock option is subject to both service and stock price vesting conditions, which must each be satisfied for the option to vest as to the underlying shares. The service vesting requirement is satisfied in five (5) equal installments on each anniversary of the grant date, subject to continued employment through the applicable vesting date except in connection with certain qualifying terminations. The performance vesting requirement is also satisfied in five (5) equal installments, upon our volume-weighted average price during a 20-day consecutive trading day period achieving each of the following stock price hurdles:
Target Stock Price	% Eligible to Vest	Status
Exercise Price plus 20% ($46.46)	20%	Vested as of August 15, 2021
Exercise Price plus 40% ($54.21)	20%	Vested as of August 15, 2022
Exercise Price plus 60% ($61.95)	20%	Performance achieved; will vest on August 15, 2023
Exercise Price plus 80% ($69.70)	20%	Performance achieved; will vest on August 15, 2024
Exercise Price plus 100% ($77.44)	20%	Performance achieved as of November 22, 2022; will vest on August 15, 2025
The following table below provides information on the vesting schedules associated with the outstanding long-term incentive equity awards listed above:
Award Type	Expiration Date	Vesting Schedule
Option	8/15/2027	The option vests over five (5) years subject to achievement of certain stock price performance goals.
RSU2022	—	The RSUs vest 100% on December 15, 2024*.
RSU2021	—	The RSUs for Mr. Rudd and Ms. Poloni will vest on August 15, 2023*, subject to continued employment. The RSUs for all other NEO’s will vest on December 15, 2023*.
RSU2020	—	The RSUs vested on December 16, 2022.
PEP2022	—	The PEPs will vest on December 15, 2024*.
PEP2021	—	The PEPs will vest on December 15, 2023*.
PEP2020	—	The PEPs cliff vested on December 16, 2022.

*
The vesting of the RSU awards and PEP awards is subject to continued employment through the applicable vesting date (except in the case of certain qualifying terminations).

Option Exercises and Stock Vested for Fiscal Year 2022

None of our NEOs exercised any options during fiscal year 2022. The following table sets forth information about the value realized by the NEOs on stock awards that vested during the fiscal year ended September 30, 2022.
	Stock Awards
Name	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(1)
Troy Rudd	128,000	$9,395,200
Gaurav Kapoor	25,911	$1,901,867
Lara Poloni	40,728	$2,989,435
David Gan	16,365	$1,201,191
Todd Battley	7,365	$540,591

(1)
The values in this column reflect amounts vested from the PEP2019 and RSU2019 awards granted on December 17, 2018. The value of the PEP2019 units is based on units earned at 200.0% of target and the December 17, 2021, common stock price of $73.40. The value of the RSU2019 units is also based on the common stock price of $73.40.

Executive Nonqualified Deferred Compensation for Fiscal Year 2022

The following table sets forth information with respect to activity in the AECOM Executive Deferred Compensation Plan (“EDCP”) during fiscal year ended September 30, 2022. The EDCP is a non-qualified plan that enables eligible employees to defer compensation in excess of amounts that may be contributed to the tax-qualified RSP. As with the RSP, Participants are allowed to defer base salary into the EDCP. The EDCP also permits deferral of sign on bonuses and annual incentive bonuses. Up to 50% of base salary and 100% of any eligible bonus may be deferred into the EDCP. The EDCP offers a fixed rate of return, which is determined based on the September 30, 2021 Prime Rate.
Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FY ($)(2)
Troy Rudd	$0	$0	$11,187	$0	$350,312

(1)
Earnings were calculated using the rate of 3.25% and, to the extent exceeding 120% of the Applicable Federal Rate, were included in the Nonqualified Deferred Compensation Earnings column of the “Summary Compensation Table”.

(2)
$22,986 of this amount was reported as an executive contribution or earnings above the Applicable Federal Rate in the “SUMMARY COMPENSATION TABLE” in prior year proxy statements. The information in this footnote is provided to clarify the extent to which amounts payable as deferred compensation represent compensation reported in our prior proxy statements, rather than new deferrals of compensation.

Payments and Benefits Upon Termination or Change in Control

Payments and benefits that would be provided to each NEO in addition to those received by all employees (such as payout of accrued salary and paid time off) as a result of certain termination events are set forth in the table below. The amounts shown assume a qualifying termination of employment effective as of the last day of our fiscal year ended September 30, 2022.
Agreements with NEOs
The Company has entered into a letter agreement with Mr. Rudd dated June 20, 2020 (the “Rudd Agreement”), pursuant to which he is eligible to participate in the Senior Leadership Severance Plan as described below, except that he is eligible to receive a severance multiple of two (2) times base salary (rather than one (1) times base salary). In addition, the Rudd Agreement provides that Mr. Rudd is eligible for the severance payments and benefits provided under the Change in Control Severance Policy for Key Executives, with the following modifications: (a) his lump sum cash severance benefit will equal two (2) times (rather than one (1) times) his annual base salary; and (b) his lump sum payment in respect of healthcare premiums will be multiplied by 24 (rather than 12).
In addition, the Company has entered into an employment agreement with Ms. Poloni dated October 19, 2020 (the “Poloni Agreement”), as well as an employment agreement with Mr. Battley dated January 1, 2021 (the “Battley Agreement”) in accordance with local custom. In accordance with Australian law, each of the Poloni Agreement and Battley Agreement provide for three (3) months’ notice of termination of employment by the Company, which the Company can elect to pay out in whole or in part in lieu of notice. The Company may terminate employment without notice or without payment in lieu of notice if the employee engages in conduct such as, but not limited, to serious misconduct, gross negligence, breach of the agreement, each as determined by the Company. Except as described herein, the agreements with each of Ms. Poloni and Mr. Battley do not provide for additional benefits or compensation beyond what is described in each of the Senior Leadership Severance Plan and Change in Control Policy for Key Executives.
Senior Leadership Severance Plan
In June 2020, the Compensation Committee approved the AECOM Senior Leadership Severance Plan (the “Severance Plan”). Each named executive officer currently employed by the Company is an eligible employee under the Severance Plan. The Severance Plan provides that, upon the termination of employment of an eligible employee by the Company other than for Cause (as defined in the Severance Plan) or due to death or disability (other than any such termination in connection with a change in control of the Company), in addition to the payment of accrued obligations, the eligible employee will receive the following compensation and benefits: (i) a lump sum payment equal to one (1) times the eligible employee’s base salary (except with respect to Troy Rudd, whose multiple is two (2) times base salary); (ii) a prorated target bonus for the fiscal year in which the termination occurred based on the number of days of service in the fiscal year; (iii) additional service vesting credit for purposes of outstanding equity awards based on the eligible employee’s years of service with the Company (12 months of credit for five to ten years of service and 24 months of credit for more than ten years of service); and (iv) a lump sum payment in respect of the monthly employer portion of healthcare premiums multiplied by 12 (except with respect to Mr. Rudd, for whom the monthly employer portion of the premiums is multiplied by 24). The receipt of the foregoing severance payments and benefits will be subject to the eligible employee’s execution of a separation and release agreement that contains customary restrictive covenants, including obligations with respect to confidentiality and restrictions on soliciting the Company’s employees and customers.
Change in Control Severance Policy for Key Executives
Pursuant to the AECOM Technology Corporation Change in Control Severance Policy for Key Executives (the “CIC Plan”), the NEOs in the table below will receive the following benefits in connection with a Change in Control (as defined in the CIC Plan):
•
Upon a Change in Control only (“single trigger”): (i) full vesting acceleration of equity awards only if the surviving entity does not continue or substitute such awards post-closing and (ii) deemed satisfaction of PEP Award targets based on actual performance through the change in control date and conversion of the earned PEPs to unvested RSUs that will continue to vest based on continued employment through the time based vesting period for the PEPs (generally through December 15 following the end of the PEP performance cycle).

•
Upon a termination without Cause (as defined in the CIC Plan) or with Good Reason (as defined in the CIC Plan) within the period that begins 90 days prior to a Change in Control and ends 24 months following a Change in Control (“double trigger”): (i) full vesting acceleration of all unvested PEP (but based on actual performance through the change in control date), stock option, RSU and other equity awards; (ii) a lump sum cash severance payment equal to a multiple (two times for our CEO and 1.5 times for other NEOs) of the sum of the NEO’s base salary and average bonus earned over the three years prior to the year of termination (but including only those years in which the NEO was employed as a Key Executive of the Company); (iii) a pro rata annual bonus payment, under the annual incentive compensation plan applicable to the executive, for the year in which the employment termination occurs, based upon the number of full months between the beginning of the applicable annual performance period and the executive’s last date of employment and the target level of performance and payable when bonuses are otherwise payable to the Company’s executives; and (iv) continued health coverage for a number of years equal to the severance multiple (i.e., two years for our CEO and 1.5 years for other NEOs).

The receipt of the foregoing severance payments and benefits will be subject to the eligible employee’s execution of a general waiver and release of claims in a form provided by the Company (except as otherwise required by applicable law with respect to eligible employees employed outside of the United States).
Long-Term Incentive Equity Award Agreements
Pursuant to the terms of each of the RSU and PEP awards (“Long-term Incentive” in the tables below) held by our NEOs, upon the date of a termination of the executive’s employment as a result of death or disability, all unvested RSU awards will vest in full and PEP awards will vest based on actual performance as of the termination date. Upon a termination of the executive’s employment as a result of retirement, a pro rata portion of the unvested RSU and PEP awards will vest. The proration will be calculated as a percentage where the denominator is the number of months in the performance cycle of the relevant award and the numerator is the number of whole months from the beginning date of the performance cycle through the date of the executive’s termination. PEP awards will pay out after the end of the performance period at the lesser of actual performance or 100%.

Estimated Potential Payments

Name and Principal Position	Plan Name	Death	Disability	Voluntary Termination	Retirement	Involuntary Termination for Cause	Involuntary Termination Without Cause	Involuntary Termination Upon Change of Control(1)
Troy Rudd	Long term Incentive(2)	$22,979,973	$22,979,973	$0	$6,297,352	$0	$17,691,554	$22,979,973
	Severance Payment	$0	$0	$0	$0	$0	$3,926,000	$5,231,846
	Health and Welfare Benefit	$0	$0	$0	$0	$0	$31,059	$31,059
Gaurav Kapoor	Long term Incentive(2)	$4,410,959	$4,410,959	$0	$0	$0	$952,804	$4,410,959
	Severance Payment	$0	$0	$0	$0	$0	$1,440,000	$2,048,576
	Health and Welfare Benefit	$0	$0	$0	$0	$0	$15,827	$23,741
Lara Poloni	Long term Incentive(2)	$4,979,934	$4,979,934	$0	$0	$0	$4,284,269	$4,979,934
	Severance Payment	$0	$0	$0	$0	$0	$1,638,000	$2,666,411
	Health and Welfare Benefit	$0	$0	$0	$0	$0	$0	$0
David Gan	Long term Incentive(2)	$3,780,656	$3,780,656	$0	$0	$0	$2,682,292	$3,780,656
	Severance Payment	$0	$0	$0	$0	$0	$1,150,000	$1,790,304
	Health and Welfare Benefit	$0	$0	$0	$0	$0	$15,107	$22,661
Todd Battley	Long term Incentive(2)	$1,718,275	$1,718,275	$0	$0	$0	$1,031,703	$1,718,275
	Severance Payment	$0	$0	$0	$0	$0	$950,000	$1,174,365
	Health and Welfare Benefit	$0	$0	$0	$0	$0	$0	$0

(1)
Under the Change in Control Severance Policy in the event that any benefit payable constitutes a “parachute payment” within the meaning of Internal Revenue Code Section 280G and would be subject to excise tax imposed by Section 4999 of the Internal Revenue Code, then payments shall be provided either in full or reduced to an amount in which no portion of the benefits would be subject to excise tax, whichever provides the greatest after-tax benefit to the executive. The amounts in the table represent the benefits without consideration of reduction to avoid excise tax and based on assumption of a double-trigger event.

(2)
All calculations in this row are based on the AECOM common stock closing price as of September 30, 2022, which was $68.37 per share.

(3)
In accordance with the Poloni Agreement, Ms. Poloni may also receive an additional payment of up to $180,000 in lieu of three (3) months’ notice of termination.

(4)
In accordance with the Battley Agreement, Mr. Battley may also receive an additional payment of up to $109,615 in lieu of three (3) months’ notice of termination.

CEO Pay Ratio
Pay Ratio
Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the “Regulation,” below we provide disclosure of the ratio of our CEO’s annual total compensation to that of our median compensated employee.
Total Compensation
CEO	$9,502,192
Median Employee	$70,019
Ratio	135.7
Global Employee Data Set
To derive our global employee data set, we employed the following methodology and assumptions:
•
Data Source:   We used our global human resource system of record to aggregate employee information from our various systems worldwide.

•
Determination Date:   We selected September 17, 2022 which falls within the last three months of our most recently completed fiscal year, as the determination date for identifying our median employee.

Consistently Applied Compensation Measure & Selection of Median Employee
To determine our median compensated employee, we used a Consistently Applied Compensation Measure (CACM). As our CACM, we used Annual Base Compensation, defined as base salary rate taking into account the employee’s full-time or part-time status and the employee’s scheduled hours of employment, plus any guaranteed 13th or 14th month period pay, as of the Determination Date. We exchanged non-U.S. compensation to US dollars applying the same fixed annual exchange rate used in our filed periodic reports.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Directors’ Compensation
The following table sets forth information with respect to the compensation that certain members of the AECOM Board received in fiscal year 2022. Mr. Rudd did not receive separate compensation for Board member activities.
All non-employee directors are paid a cash retainer of $100,000 per year. In addition, these non-employee directors receive the following cash retainers for their service on the Board:
•
Chairman of the Board — Annual retainer of $150,000

•
Chair of the Audit Committee — Annual retainer of $25,000

•
Chair of the Compensation Committee — Annual retainer of $25,000

•
Chair of the Other Committees — Annual retainer of $20,000

•
Members of the Audit Committee — Annual retainer of $12,000

•
Members of the Other Committees — Annual retainer of $9,500

•
Board/Committee Meeting Fees — $1,500 or $1,000 for each meeting attended in-person or by telephone, respectively, is paid when the number of meetings during the year has exceeded five (5) for the Board or each Committee

Each non-employee director also receives a $1,000 fee per day, plus reimbursement for travel for attendance at other qualifying Board-related functions in his or her capacity as a director.
Each non-employee director receives an annual equity award with a value of $160,000 comprised of time-vested RSUs. We have reviewed this policy and made market-based adjustments to the equity component of directors’ compensation going forward. Each nonemployee director who joins our Board receives an annual equity award prorated for the number of quarters he or she serves. In November 2021, Exequity presented a report to the Compensation Committee concluding that the total compensation for nonemployee directors approximated the median of our compensation peer group and the broader market (S&P 500).
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total($)
Bradley W. Buss	$129,500	$160,009	$0	$401	$289,910
Robert G. Card(5)	$132,000	$160,009	$0	$8,214	$300,223
Diane C. Creel(5)	$121,500	$160,009	$0	$401	$281,910
Jacqueline C. Hinman	$49,585	$0	$0	$901	$50,486
Lydia H. Kennard	$109,500	$160,009	$0	$10,401	$279,910
Clarence T. Schmitz	$134,500	$160,009	$0	$5,401	$299,910
Douglas W. Stotlar	$271,500	$160,009	$0	$10,401	$441,910
Daniel R. Tishman	$134,500	$160,009	$0	$10,401	$304,910
Sander van ’t Noordende	$119,000	$160,009	$0	$10,401	$289,410
General Janet C. Wolfenbarger	$119,000	$160,009	$0	$4,401	$283,410

(1)
These amounts include annual retainer fees and any Board and Committee meeting fees earned in fiscal year 2022.

(2)
The RSUs will become 100% vested on the earlier of the first anniversary of the grant date or the date of the Company’s 2023 Annual Meeting, and will be settled in shares of AECOM stock.

(3)
Reflects earnings on EDCP deferrals above 120% of the Applicable Federal Rate (AFR).

(4)
The amounts include cash dividend payments for all non-employee directors, Company matching contributions to charitable organizations for Mses. Kennard and Wolfenbarger and Messrs. Card, Schmitz, Stotlar, Tishman and van ’t Noordende, and a retirement gift for Ms. Hinman.

(5)
In November 2022, Ms. Creel and Mr. Card notified us separately of their decision not to stand for re-election at the 2023 Annual Meeting. Ms. Creel and Mr. Card will continue to serve as directors until the expiration of their terms at the 2023 Annual Meeting.

The non-employee directors as of September 30, 2022 had the following number of unvested RSUs outstanding as of such date:
Director	Unvested RSUs
Bradley W. Buss	2,297
Robert G. Card(1)	2,297
Diane C. Creel(1)	2,297
Lydia H. Kennard	2,297
Clarence T. Schmitz	2,297
Douglas W. Stotlar	2,297
Daniel R. Tishman	2,297
Sander van ’t Noordende	2,297
General Janet C. Wolfenbarger	2,297

(1)
In November 2022, Ms. Creel and Mr. Card notified us separately of their decision not to stand for re-election at the 2023 Annual Meeting. Ms. Creel and Mr. Card will continue to serve as directors until the expiration of their terms at the 2023 Annual Meeting.

Compensation Committee Interlocks
and Insider Participation
The members of the Compensation Committee of our Board in fiscal year 2022 were Daniel R. Tishman (Chair), Bradley W. Buss, Clarence T. Schmitz and Sander van ’t Noordende. Daniel R. Tishman is a former officer of the Company whose employment with the Company ended in March 2018 and has certain relationships requiring disclosure under Item 404(a) of Regulation S-K as described under the heading “Corporate Governance — Certain Relationships and Related Transactions” in this proxy statement. Sander van ’t Noordende has certain relationships requiring disclosure under Item 404(a) of Regulation S-K as described under the heading “Corporate Governance-Certain Relationships and Related Transactions” in this proxy statement. None of the other current or former members of the Compensation Committee of our Board during fiscal year 2022 were or currently are a current or former officer or employee of the Company, or have had any relationships requiring disclosure under Item 404(a) of Regulation S-K. No executive officer of the Company serves or served during fiscal year 2022 as a member of the Board or Compensation Committee of any entity that has one or more executive officers serving on our Compensation Committee.

Report of the Audit Committee of the
Board of Directors
The Audit Committee is comprised of non-employee directors, all of whom are “independent” under the applicable listing standards of the NYSE and the applicable rules of the SEC. The Audit Committee is governed by a written charter, as amended and restated, which has been adopted by the Board. A copy of the current Audit Committee Charter is available for viewing on the “Corporate Governance” area of the “Investors” section of our website at www.aecom.com
Management of the Company is responsible for the preparation, presentation, and integrity of the consolidated financial statements, maintaining a system of internal controls and having appropriate accounting and financial reporting principles and policies. The independent registered public accounting firm is responsible for planning and carrying out an audit of the consolidated financial statements and an audit of internal control over financial reporting in accordance with the rules of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the consolidated financial statements’ conformity with U.S. generally accepted accounting principles (“GAAP”) and as to internal control over financial reporting. The Audit Committee monitors and oversees these processes and is responsible for selecting and overseeing the Company’s independent registered public accounting firm.
As part of the oversight process, the Audit Committee met 5 times during fiscal year 2022. Throughout the year, the Audit Committee met with the Company’s independent registered public accounting firm, management and internal auditors, both together and separately in closed sessions, to review accounting, auditing, internal controls and financial reporting matters. In the course of fulfilling its responsibilities, the Audit Committee did, among other things, the following:
•
reviewed and evaluated the performance and quality of Ernst & Young LLP, the Company’s independent registered public accounting firm, and its lead audit partner in its determination to recommend the retention of Ernst & Young LLP, including by assessing the performance of Ernst & Young LLP from within the Audit Committee and from the perspective of senior management and the internal auditor;

•
considered whether the provision of non-audit services by Ernst & Young LLP to the Company is compatible with maintaining the registered public accounting firm’s independence;

•
reviewed and discussed with management and Ernst & Young LLP the audited consolidated financial statements for the year ended September 30, 2022 and unaudited consolidated financial statements for the quarters ended December 31, 2021, March 31, 2022, and June 30, 2022;

•
reviewed management’s representations that the Company’s consolidated financial statements were prepared in accordance with GAAP and present fairly the results of operations and financial position of the Company;

•
discussed with Ernst & Young LLP the matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees, as modified or supplemented and the overall scope and plans for the annual audit, the results of their examinations, their evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting;

•
received the written disclosures and letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communication with the Audit Committee concerning independence, and discussed with Ernst & Young LLP its independence;

•
monitored the reporting system implemented to provide an anonymous complaint reporting procedure;

•
reviewed the scope of and overall plans for the annual audit and the internal audit program;

•
reviewed new accounting standards applicable to the Company with the Company’s Chief Financial Officer, internal audit department and Ernst & Young LLP;

•
consulted with management and Ernst & Young LLP with respect to the Company’s processes for risk assessment and risk mitigation;

•
reviewed the implementation and effectiveness of the Company’s ethics and compliance program, including processes for monitoring compliance with the law, Company policies and the Code of Business Conduct and Ethics.

The Audit Committee also met with representatives of management, the internal auditors, legal counsel and the Ernst & Young LLP on a regular basis throughout the year to discuss the progress of management’s testing and evaluation of the Company’s system of internal control over financial reporting in response to the applicable requirements of the Sarbanes-Oxley Act of 2002 and related U.S. Securities and Exchange Commission regulations. At the conclusion of this process, the Audit Committee received from management its assessment and report on the effectiveness of the Company’s internal controls over financial reporting. In addition, the Audit Committee received from Ernst & Young LLP its attestation report on the Company’s internal control over financial reporting. These assessments and reports are as of September 30, 2022. The Audit Committee reviewed and discussed the results of management’s assessment and Ernst & Young LLP’s attestation.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022, for filing with the U.S. Securities and Exchange Commission. The Audit Committee also approved the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending September 30, 2023 and recommended that the Board submit this appointment to the Company’s stockholders for ratification at the 2023 Annual Meeting.
Respectfully submitted,
Kristy Pipes, Chair Robert G. Card Diane C. Creel Douglas W. Stotlar

Audit Fees

Independent Registered Public Accounting Firm and Fees

The following table summarizes the fees for professional audit services provided by Ernst & Young LLP for the audit of the Company’s annual consolidated financial statements for the fiscal years ended September 30, 2022, and September 30, 2021, as well as fees billed for all other services provided by Ernst & Young LLP during those same periods:
(in millions)	2021	2022
Audit Fees	$8.4	$8.1
Audit Related Fees	0.3	0.4
Tax Fees	2.2	1.9
Total	$10.9	$10.4
Audit Fees.   The fees identified under this caption were for professional services rendered by Ernst & Young LLP for fiscal years 2022 and 2021 in connection with the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q. The amounts also include fees for services that are normally provided by the independent public registered accounting firm in connection with statutory and regulatory filings and engagements for the years identified.
Audit-Related Fees.   The fees identified under this caption were for assurance and related services that were related to the performance of the audit or review of our financial statements and were not reported under the caption “Audit Fees.” This category may include fees related to the performance of audits and attestation services not required by statute or regulations, due diligence activities related to acquisitions, contractor’s license compliance procedures and accounting consultations about the application of generally accepted accounting principles to proposed transactions.
Tax Fees.   The fees identified under this caption were for tax compliance of $0.8 million, tax planning, tax advice and corporate tax services. Corporate tax services may encompass a variety of permissible services, including technical tax advice related to U.S. and international tax matters, assistance with foreign income and withholding tax matters, assistance with sales tax, value added tax and equivalent tax-related matters in local jurisdictions, preparation of reports to comply with local tax authority transfer pricing documentation requirements and assistance with tax audits.
Approval Policy.   Except for requests for preapproval made between Audit Committee meetings, the Company’s Audit Committee approves in advance all services provided by our independent registered public accounting firm. The Chair of our Audit Committee approves in advance all services requested between Audit Committee meetings. All such interim approvals are reported to and approved by the full Audit Committee at the next meeting. All engagements of our independent registered public accounting firm in fiscal years 2022 and 2021 were pre-approved by the Audit Committee or Chair of the Audit Committee in accordance with this policy.

Security Ownership of Certain
Beneficial Owners and Management
The following table sets forth information regarding the beneficial ownership of our common stock as of January 16, 2023, by:
•
Each person or group of affiliated persons who we know beneficially owns more than 5% of our common stock;

•
Each of our directors and nominees;

•
Each of our NEOs; and

•
All of our directors and executive officers as a group.

Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws. The table includes the number of shares underlying options and warrants that are exercisable within, and the number of shares of restricted stock units that settle within 60 days from January 16, 2023.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent (%) of Class(2)
PRIMECAP Management Company(3) 177 E. Colorado Blvd., 11th Floor Pasadena, CA 91105	20,450,396	14.72%
The Vanguard Group(4) 100 Vanguard Boulevard Malvern, PA 19355	13,061,870	9.40%
Blackrock, Inc.(5) 55 East 52nd Street New York, NY 10055	11,755,219	8.46%
Starboard Value LP(6) 777 Third Avenue, 18th Floor New York, NY 10017	7,771,992	5.60%
AllianceBernstein LP(7) 1345 Avenue of the Americas New York, NY 10105	7,498,373	5.40%
Bradley W. Buss(8)	21,060	*
Robert G. Card(8)(9)	11,242	*
Diane C. Creel(8)(9)	4,970	*
Lydia H. Kennard(8)	14,157	*
Kristy Pipes(8)	1,170	*
Douglas W. Stotlar(8)(10)	47,205	*
Daniel R. Tishman(8)	65,124	*
Sander van ’t Noordende(8)	7,225	*
General Janet C. Wolfenbarger(8)	31,369	*
Troy Rudd(11)	184,445	*
Gaurav Kapoor	42,400	*
Lara Poloni	73,351	*
David Gan(12)	25,680	*
Todd Battley	16,295	*
All directors and executive officers as a group (15 persons)	560,443	*

*
Indicates less than one percent.

(1)
Unless otherwise indicated, the address of each person in this table is c/o AECOM, 13355 Noel Road, Suite 400, Dallas, Texas 75240, Attention: Corporate Secretary.

(2)
Calculated pursuant to Rule 13d-3(d) under the Exchange Act. Shares not outstanding that are subject to options or warrants exercisable by the holder thereof and the number of shares of restricted stock units that settle within 60 days of January 16, 2023, are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not deemed outstanding for the purpose of calculating the percentage of any other person. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.
(3)
Based solely on the information set forth in a Schedule 13G/A filed by PRIMECAP Management Company with the SEC on February 10, 2022. Based on such filing, PRIMECAP Management has sole power to vote or to direct the vote with respect to 19,203,408 shares, sole power to dispose or to direct the disposition of 20,450,396 shares.

(4)
Based solely on the information set forth in a Schedule 13G/A filed by The Vanguard Group with the SEC on February 9, 2022. Based on such filing, The Vanguard Group has shared power to vote or to direct the vote with respect to 68,531 shares, sole power to dispose or to direct the disposition of 12,881,016 shares, and shared power to dispose or to direct the disposition of 180,854 shares.

(5)
Based solely on the information set forth in a Schedule 13G/A filed by Blackrock Inc. with the SEC on February 1, 2022. Based on such filing, Blackrock Inc. has sole power to vote or to direct the vote with respect to 11,225,522 shares and sole power to dispose or to direct the disposition of 11,755,219 shares.

(6)
Based solely on the information set forth in a Schedule 13D/A filed by Starboard Value LP with the SEC on December 9, 2020. Based on such filing, Starboard Value LP has sole power to vote or to direct the vote with respect to 7,771,992 shares and sole power to dispose or to direct the disposition of 7,771,992 shares.

(7)
Based solely on the information set forth in a Schedule 13G/A filed by AllianceBernstein LP with the SEC on February 14, 2022. Based on such filing, AllianceBernstein LP has sole power to vote or to direct the vote with respect to 6,619,208 shares, sole power to dispose or to direct the disposition of 7,344,503 shares, and shared power to dispose or direct the disposition of 153,870 shares.

(8)
For Ms. Pipes, common stock includes 1,170 shares that will be acquired as settlement of restricted stock units prior to March 16, 2023. For all other directors, common stock includes 2,297 shares that will be acquired as settlement of restricted stock units prior to March 16, 2023.

(9)
In November 2022, Ms. Creel and Mr. Card notified us of their decision not to stand for reelection at the 2023 Annual Meeting. Ms. Creel and Mr. Card will continue to serve as directors until the expiration of their terms at the 2023 Annual Meeting.

(10)
Mr. Stotlar gifted 5,624 shares on December 5, 2022.

(11)
Common stock is as of January 16, 2023 and includes 1,208 shares held in the Company’s RSP. Mr. Rudd also gifted 800 shares on December 22, 2022.

(12)
Common stock includes 402 shares held in the Company’s RSP.

Other Information

Stockholders Sharing the Same Address

Stockholders who have more than one account holding AECOM stock but who share the same address may request to receive only a single set of annual meeting materials. Such requests should be submitted in writing to AECOM, 13355 Noel Road, Suite 400, Dallas, Texas 75240, Attention: Corporate Secretary; online through the Information Request page in the “Investors” section of our website: www.aecom.com; or by calling Investor Relations at (212) 973-2982, and we will promptly make the changes that you have requested. Stockholders who choose to receive only one copy of the annual meeting materials will continue to have access to and utilize separate proxy voting instructions.
If you want to receive a paper proxy or voting instruction form, or other proxy materials for purposes of the 2023 Annual Meeting, follow the instructions included in the Notice of Internet Availability of Proxy Materials that was sent to you.

Annual Report on Form 10-K

Printed copies of our most recent Annual Report on Form 10-K (including our financial statements) are available upon request without charge by calling Investor Relations at (212) 973-2982; writing to AECOM, 13355 Noel Road, Suite 400, Dallas, Texas 75240, Attention: Corporate Secretary; or soft copies may be obtained from the Investor section of www.aecom.com.

Stockholder Proposals

2024 Annual Meeting Proposals:
Stockholders who wish to have proposals considered for inclusion in the Proxy Statement and form of proxy for our 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must cause their proposals to be received in writing by our Corporate Secretary at the address first set forth on the first page of this Proxy Statement no later than October 2, 2023. Any proposal should be addressed to our Corporate Secretary and may be included in next year’s proxy materials only if such proposal complies with our Bylaws and the rules and regulations promulgated by the Securities and Exchange Commission. Nothing in this section shall be deemed to require us to include in our Proxy Statement or our proxy relating to any annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.
In addition, the Company’s Bylaws require that the Company be given advance written notice of nominations for election to the Board and other matters that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in the Company’s proxy materials in accordance with Rule 14a-8(e) under the Exchange Act). The Corporate Secretary must receive such notice not later than January 1, 2024, and no earlier than December 2, 2023, for matters to be presented at the 2024 Annual Meeting of Stockholders. However, in the event that the date of the 2024 Annual Meeting of Stockholders is held before March 1, 2024, or after April 30, 2024, for notice by the stockholder to be timely it must be received no more than 120 days prior to the date of the 2024 Annual Meeting of Stockholders and not less than the later of the close of business (a) 90 days prior to the date of the 2024 Annual Meeting of Stockholders and (b) the 10th day following the day on which public announcement of such meeting was first made by the Company. If timely notice is not received by the Company, then the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or nomination.
Pursuant to the proxy access provisions in the Company’s Bylaws, a stockholder or group of up to 20 stockholders owning in the aggregate 3% or more of the Company’s outstanding common stock continuously for at least three years may nominate and include in our proxy materials director nominees constituting up to 20% of the number of directors in office or two nominees, whichever is greater, provided the stockholder(s) and nominee(s) satisfy the requirements in the Company’s Bylaws. If a stockholder or group of stockholders wishes to nominate one or more director candidates to be included in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders, the Corporate Secretary must receive proper written notice of the nomination no later than the close of business on October 2, 2023, and no earlier than September 4, 2022, and the nomination must otherwise comply with our Bylaws. However, in the event that the date of the 2023 Annual Meeting of Stockholders is held before March 1, 2024, or after

April 30, 2024, for notice by the stockholder(s) to be timely it must be received no more than 150 days prior to the date of the 2024 Annual Meeting of Stockholders and not less than the later of the close of business (a) 120 days prior to the date of the 2024 Annual Meeting of Stockholders and (b) the 10th day following the day on which public announcement of such meeting was first made by the Company.
In addition to satisfying the foregoing requirements under the company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than January 31, 2024.
We intend to file the Proxy Statement and a white proxy card with the Securities and Exchange Commission in connection with our solicitation of proxies for our 2024 Annual Meeting of Stockholders. Stockholders may obtain the Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed by the Company with the Securities and Exchange Commission without charge from the Securities and Exchange Commission’s website at: www.sec.gov.

Incorporation by Reference

In our filings with the Securities and Exchange Commission, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the Securities and Exchange Commission, information that should be considered as part of the filing that you are reading. Our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on November 17, 2022, is incorporated by reference herein. Printed copies of our most recent Annual Report on Form 10-K and other reports incorporated herein by reference are available upon request without charge by calling Investor Relations at (212) 973-2982; writing to AECOM, 13355 Noel Road, Suite 400, Dallas, Texas 75240, Attention: Corporate Secretary; or requesting online through the Information Request page in the “Investors” section of our website: www.aecom.com. Such materials will be provided by first class mail or other equally prompt means. Based on Securities and Exchange Commission regulations, the reports of the Compensation Committee and Audit Committee, included above, are not specifically incorporated by reference into any other filings that we make with the Securities and Exchange Commission. This Proxy Statement is sent to you as part of the proxy materials for the 2023 Annual Meeting. You may not consider this Proxy Statement as material for soliciting the purchase or sale of our common stock.

Other Matters

Our Board knows of no other matters that will be presented for consideration at the 2023 Annual Meeting. If any other matters are properly brought before the 2023 Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to vote promptly by either electronically submitting a proxy or voting instruction card over the Internet, by telephone, or by delivering to us or your broker a signed and dated proxy card.
By order of the Board of Directors,
Manav Kumar
Corporate Secretary
Dallas, Texas
January 30, 2023

Annex A

Reconciliation of Non-GAAP Items

Our proxy contains financial information calculated other than in accordance with U.S. generally accepted accounting principles (“GAAP”). In particular, the Company believes that non-GAAP financial measures such as adjusted net income and free cash flow provide a meaningful perspective on its business results as the Company utilizes this information to evaluate and manage the business. We use adjusted net income to exclude the impact of prior acquisitions and dispositions. We use free cash flow to represent the cash generated after capital expenditures to maintain our business. Our non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial information determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.
Reconciliation of Adjusted Margin Calculation
	Twelve Months Ended Sept 30 2021	Twelve Months Ended Sept 30 2022
Revenue, Americas Segment	$10,226.3	$9,939.3
Revenue, International Segment	3,112.6	3,206.7
Less: pass-through revenues, Americas Segment	(6,629.4)	(6,228.2)
Less: pass-through revenues, International Segment	(603.1)	(609.0)
NSR (Revenue, net of pass-through revenues)	$6,106.4	$6,308.8
Income from Operations, Americas Segment	$643.0	$653.8
Income from Operations, International Segment	177.0	221.2
Amortization of intangible assets	22.6	18.8
Adjusted income from segment operations	$842.6	$893.8
NSR Operating Margin	13.8%	14.2%
Reconciliation of Adjusted EBITDA
	Twelve Months Ended Sept 30 2021	Twelve Months Ended Sept 30 2022
Net income attributable to AECOM from continuing operations	$294.7	$389.1
Income tax expense	89.0	136.1
Depreciation and amortization	176.9	170.2
Interest income	(6.7)	(8.2)
Interest expense	238.3	110.3
Amortized bank fees included in interest expense	(11.4)	(4.8)
Restructuring costs*	48.9	107.6
Adjusted EBITDA	$829.7	$900.3

*
Includes Russia-related exit costs in fiscal 2022.

A-1

Reconciliation of Adjusted EPS
	Twelve Months Ended Sept 30 2021	Twelve Months Ended Sept 30 2022	Year / Year % Growth
Net income attributable to AECOM from continuing operations, per diluted share	$1.97	$2.73
Per diluted share adjustments:
Restructuring costs*	0.33	0.75
Amortization of intangible assets	0.15	0.13
Prepayment premium on debt	0.79	—
Financing charges in interest expense	0.08	0.03
Tax effect of the above adjustments	(0.35)	(0.17)
Valuation allowances and other tax only items	(0.15)	—
Adjusted net income attributable to AECOM from continuing operations, per diluted share	$2.82	$3.47	23.0%

*
Includes Russia-related exit costs in fiscal 2022.

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow
	Twelve Months Ended Sept 30 2021	Twelve Months Ended Sept 30 2022
Net cash provided by operating activities	$704.7	$713.7
Capital expenditures, net	(121.4)	(128.1)
Free cash flow	$583.3	$585.6

A-2

About AECOM

AECOM (NYSE: ACM) is the world's trusted infrastructure consulting firm, delivering professional services throughout the project lifecycle — from advisory, planning, design and engineering to program and construction management. On projects spanning transportation, buildings, water, new energy and the environment, our public- and private-sector clients trust us to solve their most complex challenges. Our teams are driven by a common purpose to deliver a better world through our unrivaled technical and digital expertise, a culture of equity, diversity and inclusion, and a commitment to environmental, social and governance priorities. AECOM is a Fortune 500 firm and its Professional Services business had revenue of $13.1 billion in fiscal year 2022. See how we are delivering sustainable legacies for generations to come at aecom.com and @AECOM.

AECOM Delivering a better world

AECOM VOTE

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## Your vote matters – here's how to vote!

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# Annual Meeting Proxy / Voting Instruction Card

1234 5678 9012 345

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1. Election of Directors:

| Nominee | For | Against | Abstain |
|---|---|---|---|
| 01 - Bradley W. Buss | ☐ | ☐ | ☐ |
| 02 - Lydia H. Kennard | ☐ | ☐ | ☐ |
| 03 - Kristy Pipes | ☐ | ☐ | ☐ |
| 04 - Troy Rudd | ☐ | ☐ | ☐ |
| 05 - Douglas W. Stotlar | ☐ | ☐ | ☐ |
| 06 - Daniel R. Tishman | ☐ | ☐ | ☐ |
| 07 - Sander van 't Noordende | ☐ | ☐ | ☐ |
| 08 - General Janet C. Wolfenbarger | ☐ | ☐ | ☐ |

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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1 U P X01 - Bradley W. Buss04 - Troy Rudd07 - Sander van ‘t Noordende02 - Lydia H. Kennard05 - Douglas W. Stotlar08 - General Janet C.Wolfenbarger03 - Kristy Pipes06 - Daniel R. TishmanFor Against Abstain For Against Abstain For Against AbstainUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03QAFD++Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qAnnual Meeting Proxy / Voting Instruction Card1. Election of Directors:Proposals — The Board of Directors recommends a vote FOR all of the listed director nominees; FOR Proposals 2 and 3; and for everyA 1 YEAR on Proposal 4.4. Frequency of future advisory votes onexecutive compensation.1 Year 2 Years 3 Years Abstain2. Ratify the selection of Ernst & Young LLP as the Company’sindependent registered public accounting firm for Fiscal Year2023.3. Advisory vote to approve the Company’s executive compensation.For Against Abstain For Against Abstain000004MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________1234 5678 9012 345MMMMMMMMMMMMMMMMMMMMMMMM5 6 0 5 5 9MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 J N TC123456789MMMMMMMMMMMMMMMMMMM000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extIf no electronic voting,delete QR code and control #Δ ≈You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/ACM orscan the QR code — login details arelocated in the shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/ACMPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaYour vote matters – here’s how to vote!

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.envisionreports.com/ACMANNUAL MEETING OF STOCKHOLDERS – MARCH 31, 2023THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints David Gan and Manav Kumar as proxies for the undersigned with full power of substitution to act and vote, as directed, allshares of common stock of AECOM held of record by the undersigned at the close of business on January 30, 2023, at the Annual Meeting of Stockholders tobe held virtually on March 31, 2023 at 10:00 A.M. Central Time.This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. In their discretion, the proxies areauthorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment orpostponement thereof.The undersigned may elect to withdraw this proxy at any time prior to its use by giving written notice to the Corporate Secretary, by executing and deliveringto the Corporate Secretary a duly executed proxy bearing a later date or by attending the Annual Meeting of Stockholders and voting.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders: The Notice, Proxy Statement and Annual Report onForm 10-K are available online at www.envisionreports.com/ACM.Revocable Proxy — AECOMqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qC Non-Voting Items++Change of Address — Please print new address below.The 2023 Annual Meeting of Stockholders of AECOM will be held onFriday, March 31, 2023 at 10:00 A.M. Central Time, virtually at www.meetnow.global/M75RT22.To access the virtual meeting, you must have the information that is printed in the shaded barlocated on the reverse side of this form.